Exhibit 10.2

EXECUTION COPY

[Published CUSIP Number: _________]

$350,000,000

CREDIT AGREEMENT

Dated as of September 25, 2007

among

BIOMET, INC.,

as Parent Borrower,

THE SEVERAL SUBSIDIARY BORROWERS PARTY HERETO,

LVB ACQUISITION, INC.,

as Holdings,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Syndication Agent,

BEAR STEARNS CORPORATE LENDING INC.,

LEHMAN COMMERCIAL PAPER INC.,

MERRILL LYNCH CAPITAL CORPORATION and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Documentation Agents,

BANC OF AMERICA SECURITIES LLC and

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Joint Lead Arrangers,

BANC OF AMERICA SECURITIES LLC,

GOLDMAN SACHS CREDIT PARTNERS L.P.,

BEAR, STEARNS & CO. INC.,

LEHMAN BROTHERS INC. and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Bookrunners

i

SCHEDULES
1.01A	Certain Security Interests
1.01B	Unrestricted Subsidiaries
1.01C	Excluded Subsidiaries
1.01D	Restructuring
2.01	Revolving Credit Commitment
5.11(a)	ERISA Compliance
5.12	Subsidiaries and Other Equity Investments
6.15(a)	DDAs
6.15(c)	Blocked Accounts
7.01(b)	Existing Liens
7.02(g)	Existing Investments
7.03(b)	Existing Indebtedness
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C	Revolving Credit Note
D	Compliance Certificate
E	Assignment and Assumption
F	Guaranty
G	Security Agreement
H-1	Legal Opinion of Cleary Gottlieb Steen & Hamilton LLP
H-2	Legal Opinion of Sommer Barnard PC
H-3	Legal Opinion of Richards, Layton & Finger, P.A.
H-4	Legal Opinion of Edwards Angell Palmer & Dodge LLP
I	Intercreditor Agreement
J	Foreign Lender Certification
K	Borrowing Base Certificate

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of September 25, 2007, among BIOMET, INC., an Indiana corporation (the “Parent Borrower”), the Subsidiary Borrowers party hereto, LVB ACQUISITION, INC., a Delaware corporation (“Holdings”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

Pursuant to the Merger Agreement (as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below), LVB Acquisition Merger Sub, Inc. (“Merger Sub”), an Indiana corporation and a direct wholly owned subsidiary of Holdings, consummated an offer to purchase (together with any extensions and/or subsequent offering periods, the “Offer”) all outstanding shares of common stock, without par value of the Parent Borrower, at an offer price of $46.00 per share. Following the consummation of the Offer and substantially simultaneously with the initial Borrowings under the CF Facilities, Merger Sub will merge (the “Merger”) with and into the Parent Borrower, with (i) subject to dissenters’ rights, the Merger Consideration being paid, and (ii) the Parent Borrower surviving as a wholly owned subsidiary of Holdings.

The Borrowers have requested that the Lenders extend credit to the Borrowers in the form of a Revolving Credit Facility in an initial aggregate principal amount of $350,000,000. The Revolving Credit Facility may include one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time.

The proceeds of the Initial Revolving Borrowing (to the extent permitted in accordance with the definition of the term “Permitted Initial Revolving Borrowing Purposes”), if any, together with (i) a portion of the Borrowers’ cash on hand, (ii) the borrowings under the CF Facilities on the Closing Date, (iii) the borrowings under the Senior Interim Loan Facility and the Senior Subordinated Interim Loan Facility, if any, and (iv) the proceeds of the issuance of the Senior Notes and the Senior Subordinated Notes, if any, will be used on or about the Closing Date to finance the repayment of all amounts outstanding under the Tender Offer Facility and pay the Merger Consideration and the Transaction Expenses. The proceeds of Revolving Credit Loans made after the Closing Date will be used for working capital and other general corporate purposes of the Borrowers and their Subsidiaries, including the financing of Permitted Acquisitions. Swing Line Loans and Letters of Credit will be used for general corporate purposes of the Borrowers and their Subsidiaries.

The applicable Lenders have indicated their willingness to lend, and the L/C Issuers have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Accomodation Payment” has the meaning specified in Section 10.24.

“Account” has the meaning assigned to such term in the Security Agreement.

“Account Debtor” means any Person obligated on an Account.

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary (determined using such definitions as if references to the Parent Borrower and the Restricted Subsidiaries therein were to such Acquired Entity or Business and its Subsidiaries or such Converted Restricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary.

“ACH” means automated clearing house transfers.

“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.”

“Additional Lender” has the meaning specified in Section 2.14(a).

“Administrative Agent” means Bank of America, in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, none of the Arrangers, the Agents, their respective lending affiliates or any entity acting as an L/C Issuer hereunder shall be deemed to be an Affiliate of Holdings, the Parent Borrower or any of their respective Subsidiaries.

“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, members, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Supplemental Administrative Agents (if any) and the Arrangers.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Credit Agreement, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

“Allocable Amount” has the meaning specified in Section 10.24.

“Annual Financial Statements” means the consolidated balance sheets of the Parent Borrower as of each of May 31, 2007, 2006 and 2005, and the related consolidated and combined statements of operations, business/stockholders’ equity and cash flows for the Parent Borrower for the fiscal years then ended.

“Applicable Rate” means a percentage per annum equal to (a) until delivery of financial statements for the first full fiscal quarter commencing on or after the Closing Date pursuant to Section 6.01, (i) for Eurocurrency Rate Loans, 1.75%, (ii) for Base Rate Loans, 0.75% and (iii) for Letter of Credit fees, 1.75% less the fronting fee payable in respect of the applicable Letter of Credit, and (b) thereafter, the following percentages per annum, based upon the Senior Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate

Pricing Level	Senior Secured Leverage Ratio	Eurocurrency Rate for Loans and Letter of Credit Fees	Base Rate
1	>4.0 to 1.0	1.75%	0.75%
2	<4.0 to 1.0 but >3.5 to 1.0	1.50%	0.50%
3	<3.5 to 1.0	1.25%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that at the option of the Required Lenders, the highest pricing level shall apply as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Senior Secured Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Senior Secured Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.08 and 2.09 as a result of the miscalculation of the Senior Secured Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or 2.09, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.08, in accordance with the terms of this Agreement).

In addition, “Applicable Rate” as it relates to commitment fees, means a percentage per annum equal to (i) if the aggregate amount of all Loans and L/C Obligations exceed 50% of the Aggregate Commitments, 0.25%, and (ii) if otherwise, 0.375%, in each case on the average daily unused portion of the Revolving Credit Facility for the period commencing on the last day that actual commitment fees were paid (or if no such date has occurred, the Closing Date) and ending on the last Business Day of March, June, September and December and the Maturity Date.

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Lenders.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

“Arrangers” means Banc of America Securities LLC and Goldman Sachs Credit Partners L.P., each in its capacity as a Joint Lead Arranger under this Agreement.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E or any other form approved by the Administrative Agent.

“Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“Availability Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to Section 2.15, as the Administrative Agent, in its Permitted Discretion, determines as being appropriate to reflect any impediments to the realization upon the Collateral consisting of Eligible Accounts or Eligible Inventory included in the Borrowing Base (including claims that the Administrative Agent determines will need to be satisfied in connection with the realization upon such Collateral).

“Bank of America” means Bank of America, N.A.

“Bank Products” means any services or facilities (other than Cash Management Services) provided to any Loan Party by any Lender or any Affiliate of a Lender (and with respect to Swap Contracts, any Lender or Affiliate of a Lender who (a) was a Lender or an Affiliate of a Lender at the time such Swap Contract was entered into and who is no longer a Lender or an Affiliate of a Lender, and (b) is, and at all times remains, in compliance with the provisions of Section 9.15(a) and (c) agrees in writing that the Administrative Agent and the other Secured Parties shall have no duty to such Person (other than the payment of any amounts to which such Person may be entitled under Section 8.03) and acknowledges that the Administrative Agent and the other Secured Parties may deal with the Loan Parties and the Collateral as they deem appropriate (including the release of any Loan Party or all or any portion of the Collateral) without notice or consent from such Person, whether or not such action impairs the ability of such Person to be repaid its Other Liabilities) on account of (i) credit cards, (ii) purchase cards, (iii) merchant services constituting a line of credit and (iv) Swap Contracts designated by the Parent Borrower at the time such Swap Contract is entered into as being Obligations under this Agreement.

“Bank Product Reserves” means such reserves as the Administrative Agent, from time to time after the occurrence and during the continuation of a Cash Dominion Event, determines in its reasonable commercial discretion exercised in good faith as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate.” The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Blocked Account Agreement” shall have the meaning provided in Section 6.15(b).

“Blocked Accounts” shall have the meaning provided in Section 6.15(b).

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowers” means the Parent Borrower and the Subsidiary Borrowers, jointly, severally and collectively.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Protective Advance, as the context may require.

“Borrowing Base” means, on any date, an amount equal to (x) 85% multiplied by the book value of Eligible Accounts plus (y) 85% of Net Orderly Liquidation Value of Eligible Inventory minus (z) any Reserves; provided that (A) the portion of the Borrowing Base attributable to clause (y) shall not exceed 65% of the Borrowing Base, (B) the portion of the Borrowing Base attributable to Eligible Consignment Inventory shall not exceed the greater of $120,000,000 and 50% of the Borrowing Base attributable to Eligible Inventory and (C) the portion of the Borrowing Base attributable to Eligible Accounts where the Account Debtor is a non-U.S. Person shall not exceed $10,000,000. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Agent pursuant to Section 5.01(h).

“Borrowing Base Certificate” means a certificate, duly executed by a Responsible Officer or controller of the Parent Borrower, appropriately completed and substantially in the form of Exhibit K hereto or another form that is acceptable to the Administrative Agent in its reasonable discretion.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where the Administrative Agent’s Office is located and, if such day relates to any Eurocurrency Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Parent Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Parent Borrower and the Restricted Subsidiaries. Notwithstanding anything to the contrary contained herein, Capital Expenditures exclude (i) any additions to property and equipment and other capital expenditures made with the proceeds of any equity securities issued or capital contributions received by any Loan Party or any Subsidiary, (ii) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed with (A) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired, or (B) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (iii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (iv) the purchase of property, plant or equipment to the extent financed with the proceeds of Dispositions permitted by Section 7.05 that are not required to be applied to prepay the Obligations or the CF Facilities, (v) expenditures that are accounted for as capital expenditures by the Parent Borrower or any Restricted Subsidiary and that actually are paid for by a Person other than the Parent Borrower or any Restricted Subsidiary to the extent neither the Parent Borrower nor any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period), (vi) any expenditures which are contractually required to be, and are, advanced or reimbursed to the Loan Parties in cash by a third party (including landlords) during such period of calculation, (vii) the book value of any asset owned by the Parent Borrower or any Restricted Subsidiary prior to or during such period to the extent that such book value is included as a Capital Expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period, provided that (A) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period in which such expenditure actually is made and (B) such book value shall have been included in Capital Expenditures when such asset was originally acquired, (viii) expenditures that constitute Permitted Acquisitions or (ix) that portion of interest on Indebtedness incurred for Capital Expenditures which is paid in cash and capitalized in accordance with GAAP.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Cash Collateral” has the meaning specified in Section 2.03(g).

“Cash Collateral Account” means a blocked account at Bank of America (or any successor Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Dominion Event” means either (i) the occurrence and continuance of any Event of Default under Section 8.01(a) or Section 8.01(f), or (ii) the Borrowers have failed to maintain Excess Global Availability of at least $75,000,000 plus 10% of any Revolving Commitment Increase for five (5) consecutive Business Days, and in the case of this clause (ii), the Administrative Agent has notified the Parent Borrower thereof. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing at the Administrative Agent’s option (x) if the Cash Dominion Event arises under clause (i) above, so long as such Event of Default is continuing, or (y) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve and maintain Excess Global Availability as required hereunder, until Excess Global Availability has exceeded $75,000,000 plus 10% of any Revolving Commitment Increase for thirty (30) consecutive days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if such an Event of Default is no longer continuing and/or Excess Global Availability exceeds the required amount for thirty (30) consecutive days) at all times in any four fiscal quarter period after a Cash Dominion Event has occurred and been discontinued on two occasions in such four fiscal quarter period.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrowers or any Restricted Subsidiary:

(1) Dollars;

(2) (a) Canadian Dollars, Yen, Sterling, Euros or any national currency of any participating member state of the EMU or (b) in the case of any Foreign Subsidiary that is a Restricted Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(3) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(4) certificates of deposit, time deposits and eurodollar time deposits with maturities of two years or less from the date of acquisition, bankers’ acceptances with maturities not exceeding two years and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;

(5) repurchase obligations for underlying securities of the types described in clauses (3), (4) and (7) entered into with any financial institution meeting the qualifications specified in clause (4) above;

(6) commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower) and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition;

(7) marketable short-term money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower);

(8) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower) with maturities of 24 months or less from the date of acquisition;

(9) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower);

(10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower); and

(11) investment funds investing at least 90% of their assets in securities of the types described in clauses (1) through (10) above.

In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (1) through (9) and clause (11) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (11) and in this paragraph.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (1) and (2) above, provided that such amounts are converted into any currency listed in clauses (1) and (2) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

“Cash Management Bank” means any Person that is a Lender or an Affiliate of a Lender on the Closing Date or at the time it provides any Cash Management Services, whether or not such Person subsequently ceases to be a Lender or an Affiliate of a Lender.

“Cash Management Obligations” means obligations owed by the Borrowers or any Restricted Subsidiary to any Cash Management Bank in respect of or in connection with any Cash Management Services.

“Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Cash Taxes” means, with respect to any period, all taxes paid in cash by the Parent Borrower and its Restricted Subsidiaries during such period. Notwithstanding anything to the contrary contained herein, Cash Taxes shall be $18,400,000 for the fiscal quarter ended August 31, 2006, $122,500,000 for the fiscal quarter ended November 30, 2006, $9,500,000 for the fiscal quarter ended February 28, 2007 and $38,400,000 for the fiscal quarter ended May 31, 2007.

“CF Administrative Agent” means Bank of America in its capacity as administrative agent and collateral agent under the CF Credit Agreement, or any successor administrative agent and collateral agent under the CF Credit Agreement.

“CF Credit Agreement” means that certain credit agreement dated as of the date hereof, among the Parent Borrower, Holdings, the lenders party thereto and Bank of America, as administrative agent and collateral agent, as the same may be amended, modified, replaced or refinanced to the extent permitted by the Intercreditor Agreement.

“CF Facilities” means the credit facilities under the CF Credit Agreement.

“CF Facility Documentation” means the CF Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.

“CF Revolving Credit Facilities” means the revolving credit facilities under the CF Credit Agreement.

“Change of Control” means the earliest to occur of:

(a) (i) at any time prior to the consummation of a Qualifying IPO, the Permitted Holders ceasing to own, in the aggregate, directly or indirectly, beneficially and of record, at least thirty-five percent (35%) of the then outstanding voting stock of Holdings; or

(ii) at any time upon or after the consummation of a Qualifying IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) thirty-five percent (35%) of the then outstanding voting stock of Holdings and (y) the percentage of the then outstanding voting stock of Holdings owned, directly or indirectly, beneficially and of record, by the Permitted Holders;

unless, in the case of either clause (a)(i) or (a)(ii) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of Holdings; or

(b) any “Change of Control” (or any comparable term) in any document pertaining to the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Exchange Notes Indentures, any indenture governing notes issued in a Permitted Refinancing of the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility or the Exchange Notes Indentures, the Senior Notes Indenture or the Senior Subordinated Notes Indenture; or

(c) subject to Section 7.04, the Parent Borrower ceases to be a direct wholly owned Subsidiary of Holdings.

“Class” when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Loans or Protective Advances.

“Closing Date” means the first date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

“Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document.

“Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) or pursuant to Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto;

(b) all Obligations shall have been unconditionally guaranteed by Holdings;

(c) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected security interest (to the extent such security interest may be perfected by filing financing statements under the Uniform Commercial Code) in the Collateral with the priority required by the Collateral Documents; provided that any such security interests shall be subject to the terms of the Intercreditor Agreement; and

(d) none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01; and

The foregoing definition shall not require the creation or perfection of security interests in particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Parent Borrower, the cost of creating or perfecting such security interests in such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.

The Administrative Agent may grant extensions of time for the perfection of security interests in particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Parent Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

“Collateral Documents” means, collectively, the Security Agreement each of the collateral assignments, Security Agreement Supplements, security agreements or other similar agreements delivered to the Administrative Agent and the Lenders pursuant to Section 4.01(a)(iii), 6.11 or Section 6.13, the Guaranty, the Intercreditor Agreement and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means, as to each Lender, a Revolving Credit Commitment and such Lender’s commitment to acquire participations in Protective Advances.

“Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Concentration Account” shall have the meaning provided in Section 6.15(c).

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person, including the amortization of deferred financing fees or costs for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:

(a) increased (without duplication) by the following:

(i) provision for taxes based on income or profits or capital, including, without limitation, federal, state, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any future taxes or other levies which replace or are intended to be in lieu of such taxes and any penalties and interest relating to any tax examinations, to the extent the same were taken into account in calculating such Consolidated Net Income and the net tax expense associated with any adjustments made pursuant to clauses (a) through (i) of the definition of “Consolidated Net Income”; plus

(ii) total interest expense of such Person for such period and, to the extent not reflected in such total interest expense, any losses with respect to obligations under any Swap Contracts or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains with respect to such obligations, bank fees and costs of surety bonds in connection with financing activities, to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income; plus

(iii) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent deducted (and not added back) in computing Consolidated Net Income; plus

(iv) the amount of any restructuring charges, integration and facilities opening costs or other business optimization expenses (including cost and expenses relating to business optimization programs and new systems design and implementation costs), one-time costs or accruals or reserves incurred in connection with acquisitions made after the Closing Date, project start-up costs, costs related to the closure and/or consolidation of facilities, in each case to the extent deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(v) any other non-cash charges, (collectively, the “Non-Cash Charges”) including any write-offs or write-downs reducing such Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

(vi) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary to the extent deducted (and not added back) in such period in calculating such Consolidated Net Income; plus

(vii) the amount of management, monitoring, consulting and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsors and deducted (and not added back) in such period in computing such Consolidated Net Income; plus

(viii) extraordinary losses and unusual or non-recurring charges (including any unusual or non-recurring operating expenses attributable to the implementation of cost-savings initiatives or any extraordinary losses and unusual or non-recurring charges or expenses attributable to legal and judgment settlements), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans; plus

(ix) the amount of “run-rate” cost savings projected by the Parent Borrower in good faith to result from actions either taken or expected to be taken within 12 months after the end of such period (which cost savings shall be subject only to certification by management of the Parent Borrower and calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized from such actions (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken or expected to be taken, provided that some portion of such benefit is expected to be realized within 12 months of taking such action); plus

(x) the amount of loss on sale of receivables, Securitization Assets (as defined in the CF Agreement) and related assets to any Securitization Subsidiary (as defined in the CF Agreement) in connection with a Qualified Securitization Financing (as defined in the CF Agreement); plus

(xi) any costs or expense incurred by Holdings, the Parent Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any stock subscription or shareholder agreement or any distributor equity plan or agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Holdings or the Parent Borrower or net cash proceeds of an issuance of Equity Interests of Holdings or the Parent Borrower (other than Disqualified Equity Interests); plus

(xii) any net loss from disposed or discontinued operations or from operations expected to be disposed of or discontinued within twelve months after the end of such period; plus

(xiii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; plus

(xiv) any costs or expenses incurred by the Parent Borrower or a Restricted Subsidiary (whether prior to or following the Closing Date) relating to the Option Accounting Issues, including fees and expenses incurred by the Parent Borrower’s directors, officers, employees and advisors in investigating such Option Accounting Issues and any incremental tax exposure resulting from the resolution of such Option Accounting Issues; plus

(xv) expense related to any payments made to distributors prior to the first anniversary of the date hereof (other than commissions paid in the ordinary course of business); and

(b) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period:

(i) any non-cash gains increasing Consolidated Net Income for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase Consolidated EBITDA in such prior period; plus

(ii) any net income from disposed or discontinued operations or from operations expected to be disposed of or discontinued within twelve months after the end of such period; plus

(iii) extraordinary gains and unusual or non-recurring gains.

There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Parent Borrower or any Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed by the Parent Borrower or such Restricted Subsidiary prior to such date of determination (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (each a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) for the purposes of the definition of the term “Permitted Acquisition,” an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent and (C) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business, product, product line or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Parent Borrower or any Restricted Subsidiary prior to the date of determination of Consolidated EBITDA (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary prior to the date of determination of Consolidated EBITDA (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition.

Notwithstanding anything to the contrary contained herein and subject to adjustment as provided in the immediately preceding paragraph with respect to acquisitions and dispositions occurring following the Closing Date, Consolidated EBITDA shall be $198,317,000 for the fiscal quarter ended August 31, 2006, $198,992,000 for the fiscal quarter ended November 30, 2006, $200,787,000 for the fiscal quarter ended February 28, 2007 and $190,023,000 for the fiscal quarter ended May 31, 2007.

“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP; provided, however, that, without duplication,

(a) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period shall be excluded,

(b) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Parent Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the Parent Borrower or a Restricted Subsidiary thereof in respect of such period,

(c) effects of adjustments (including the effects of such adjustments pushed down to the Parent Borrower and the Restricted Subsidiaries) in the inventory, property and equipment, software, goodwill, other intangible assets, in-process research and development, deferred revenue, debt line items and other non-cash charges in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to the Transaction or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(d) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments shall be excluded,

(e) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(f) any non-cash compensation charge or expense, including any such charge arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights shall be excluded,

(g) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence or repayment of indebtedness (including such fees, expenses or charges related to the offering of the Senior Notes, the Senior Subordinated Notes, the Exchange Notes, the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Loans and any credit facilities), issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Senior Notes, the Senior Subordinated Notes, the Exchange Notes, the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Loans and any credit facilities) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, shall be excluded,

(h) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transaction (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP shall be excluded,

(i) losses or gains on asset sales (other than asset sales made in the ordinary course of business) shall be excluded, and

(j) to the extent covered by insurance and actually reimbursed, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (i) not denied by the applicable carrier in writing within 180 days and (ii) in fact reimbursed within 365 days of the date of the insurable event (with a deduction for any amount so added back to the extent not so reimbursed within such 365 day period), expenses with respect to liability or casualty events or business interruption shall be excluded;

(k) the following items shall be excluded:

(i) any net unrealized gain or loss (after any offset) resulting in such period from obligations under any Swap Contracts and the application of Statement of Financial Accounting Standards No. 133; and

(ii) any net unrealized gain or loss (after any offset) resulting in such period from currency translation gains or losses including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from obligations under any Swap Contracts for currency exchange risk).

In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include the amount of proceeds received from business interruption insurance and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder.

“Consolidated Senior Secured Debt” means, as of any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of any Loan Party.

“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Parent Borrower and the Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Leases and debt obligations evidenced by promissory notes or similar instruments, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(s) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Parent Borrower and the Restricted Subsidiaries as of such date; provided that Consolidated Total Debt shall not include Indebtedness in respect of (i) any Qualified Securitization Financing (as defined in the CF Agreement), (ii) all letters of credit, except to the extent of unreimbursed amounts thereunder, (iii) Unrestricted Subsidiaries and (iv) obligations under Swap Contracts.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.”

“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.”

“Cost” means the cost of purchases of Inventory determined according to the accounting policies used in the preparation of the Parent Borrower’s financial statements.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Cure Amount” shall have the meaning provided in Section 4.03(a).

“Cure Right” shall have the meaning provided in Section 4.03(a).

“DDAs” means any checking or other demand deposit account maintained by the Borrowers. All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of Collateral and the Administrative Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs, subject to the Security Agreement and the Intercreditor Agreement.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning specified in the CF Credit Agreement.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Revolving Credit Loans, participations in L/C Obligations, participations in Swing Line Loans or participation in a Protective Advance required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute (or a good faith dispute that is subsequently cured), (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding or (d) has notified the Parent Borrower and/or the Administrative Agent in writing of any of the foregoing (including any written certification of its intent not to comply with its obligations under Article II).

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition).

“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary (determined using such definitions as if references to the Parent Borrower and the Restricted Subsidiaries therein are to such Sold Entity or Business and its Subsidiaries or such Converted Unrestricted Subsidiary and its Subsidiaries, as the case may be), all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that no transaction or series of related transactions shall be considered a “Disposition” for purposes of Section 7.05 unless (a) the net cash proceeds resulting from such transaction or series of transactions shall exceed $20,000,000 or (b) the aggregate amount of net cash proceeds from all such transactions that do not meet the threshold in clause (a) shall exceed $100,000,000.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and all outstanding Letters of Credit), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings, the Parent Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by Holdings, the Parent Borrower or the Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Document” has the meaning set forth in Article 9 of the Uniform Commercial Code.

“Documentation Agents” means each of Bear Stearns Corporate Lending Inc., Lehman Commercial Paper Inc., Merrill Lynch Capital Corporation and Wachovia Bank, National Association, as a Documentation Agent under this Agreement.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“Eligible Accounts” means, as of any date of determination thereof, the aggregate amount of all Accounts due to any Borrower, except to the extent that (determined without duplication):

(a) such Account does not arise from the sale of goods or the performance of services (other than training and education courses) by a Borrower in the ordinary course of its business;

(b) (i) such Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever (other than the preparation and delivery of an invoice) or (ii) as to which such Person is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(c) any defense, counterclaim, set-off or dispute exists as to such Account, but only to the extent of such defense, counterclaim, setoff or dispute;

(d) such Account is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(e) an invoice, reasonably acceptable to the Administrative Agent in form and substance or otherwise in the form otherwise required by any Account Debtor, has not been sent to the applicable Account Debtor in respect of such Account on or before the date as of which such Account is first included in the Borrowing Base Certificate or otherwise reported to the Administrative Agent as Collateral;

(f) such Account (i) is not owned by a Borrower or (ii) is subject to any Lien, other than Liens permitted hereunder pursuant to clauses (a), (c), (d), (e), (h), (j), (k), (q), (t), (w), (x), (z), (bb), (cc) and (dd) (in the case of Liens permitted hereunder pursuant to clause (dd), to the extent such Liens relate to Liens permitted under any of such other clauses listed above) of Section 7.01;

(g) such Account is the obligation of an Account Debtor that is (i) a director, officer, other employee or Affiliate of a Borrower (other than Accounts arising from the provision of medical care delivered to such Account Debtor in the ordinary course of business), (ii) a natural person or (iii) to any entity that has any common officer or director with a Borrower;

(h) such Account is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or department, agency or instrumentality thereof unless the Administrative Agent, in its sole discretion, has agreed to the contrary in writing and any Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting assignment thereof;

(i) Accounts subject to a partial payment plan;

(j) such Borrower is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower but only to the extent of the potential offset;

(k) upon the occurrence of any of the following with respect to such Account:

(i) the Account is not paid within:

(A) with respect to Accounts originated in the Warsaw division or the Lorenz division, 120 days following the original invoice date;

(B) with respect to Accounts originated in the EBI division where the Account Debtor is a U.S. insurance company or U.S. health care facility, 150 days following the original invoice date;

(C) with respect to Accounts originated in the EBI division where the Account Debtor is a Person other than as described in clause (B), 120 days following the original invoice date;

(D) with respect to Accounts originated in the 3i division, 90 days following the original due date on the original invoice;

provided that in calculating delinquent portions of Accounts under clauses (A) through (D), credit balances more than 90 days old will be excluded.

(ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due;

(iii) any Account Debtor obligated upon such Account is a debtor or a debtor in possession under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(iv) with respect to which Account (or any other Account due from the applicable Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance, or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;

(l) such Account is the obligation of an Account Debtor from whom 50% or more of the amount of all Accounts owing by that Account Debtor are ineligible under the criteria set forth in this definition;

(m) such Account is one as to which the Administrative Agent’s Lien thereon, on behalf of itself and the Lenders, is not a first priority perfected Lien, subject to Liens permitted hereunder pursuant to clauses (c), (d), (e), (h), (j), (k), (q), (t), (w), (x), (bb) and (cc) of Section 7.01;

(n) any of the representations or warranties in the Loan Documents with respect to such Account are untrue in any material respect with respect to such Account (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue);

(o) such Account is evidenced by a judgment, Instrument or Chattel Paper (each such term as defined in the Uniform Commercial Code) (other than Instruments or Chattel Paper that are held by a Borrower or that have been delivered to the Administrative Agent);

(p) such Account, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination, exceeds 20% of all Eligible Accounts (but only the extent of such excess);

(q) such Account is payable in any currency other than Dollars;

(r) such Account has been redated, extended, compromised, settled or otherwise modified or discounted, except discounts or modifications that are granted by a Borrower in the ordinary course of business and that are reflected in the calculation of the Borrowing Base;

(s) such Account is of an Account Debtor that is located in a state requiring the filing of a notice of business activities report or similar report in order to permit a Borrower to seek judicial enforcement in such state of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a notice of business activities report or equivalent report for the then-current year or if such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost;

(t) such Accounts were acquired or originated by a Person acquired in a Permitted Acquisition (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Accounts and such Person, which investigation may, at the sole discretion of the Administrative Agent, include a field examination, and the Administrative Agent is reasonably satisfied with the results thereof);

(u) such Borrower is subject to an event of the type described in Section 8.01(f);

(v) that represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase or return basis;

(w) Accounts representing an obligation of an Account Debtor to pay for (i) tooling or equipment purchased or built by a Borrower for the purpose of manufacturing products for such Account Debtor or (ii) services rendered in connection with building tooling for the purposes of manufacturing products for such Account Debtor, including in each case, the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Account Debtor with respect thereto; or

(x) such Account is otherwise unacceptable to the Administrative Agent in its Permitted Discretion.

“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).

“Eligible Consignment Inventory” has the meaning specified in the definition of “Eligible Inventory”.

“Eligible Inventory” means, as of any date of determination thereof, the aggregate amount of all Inventory of the Borrowers, except that none of the following (determined without duplication) shall be deemed to be Eligible Inventory:

(a) Inventory with respect to which a Borrower does not have good, valid and marketable title, free and clear of any Lien (other than Liens permitted hereunder pursuant to clauses (a), (c), (d), (e), (h), (j), (k), (q), (t), (w), (x), (z), (bb), (cc) and (dd) (in the case of Liens permitted hereunder pursuant to clause (dd), to the extent such Liens relate to Liens permitted under any of such other clauses listed above) of Section 7.01);

(b) Inventory as to which the Administrative Agent’s Lien attached thereon on behalf of itself and the Lenders, is not a first priority perfected Lien (subject to Liens permitted hereunder pursuant to clauses (c), (d), (e), (h), (j), (k), (q), (t), (w), (x), (bb) and (cc) of Section 7.01);

(c) Inventory that is obsolete, unmerchantable, defective, used or unfit for sale;

(d) Inventory as to which any of the representations or warranties in the Loan Documents with respect to such Inventory are untrue in any material respect with respect to such Inventory (or, with respect to representations or warranties that are qualified by materiality, any of such representations and warranties are untrue);

(e) Inventory that is not either finished goods or raw materials or which constitute quarantined inventory, sub-assemblies, components, semi-finished goods, prepaid allograft, capitalized instruments (including spine hardware instruments, external fixation instruments and internal fixation instruments), tools, work-in-process, packaging and shipping material, supplies, samples, prototypes, displays or display items, bill and hold goods, goods that are returned or marked for return (but not held for resale) or repossessed;

(f) Inventory that is not located in the U.S. (including Puerto Rico) or Canada or is in transit with a common carrier from vendors or suppliers;

(g) Inventory that is located at any location leased by a Borrower, unless (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement as to such location or (ii) a Reserve for rent, charges, and other amounts due or to become due with respect to such location has been established by the Administrative Agent in its Permitted Discretion;

(h) Inventory that is located in any third party storage facility or health care facility or is otherwise in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless (i) such warehouseman, health care facility or other bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Agent may reasonably require or (ii) an appropriate Reserve has been established by the Agent in its Permitted Discretion;

(i) Inventory that is being processed offsite at a third party location or outside processor, or is in-transit to or from said third party location or outside processor;

(j) Inventory that is the subject of a consignment by the Borrowers as consignor unless (i) the applicable Borrower has filed a UCC-1 financing statement as consignor against the applicable consignee and (ii) an appropriate Reserve has been established by the Agent in its Permitted Discretion (“Eligible Consignment Inventory”);

(k) Inventory that contains or bears any intellectual property rights licensed to a Borrower by any Person other than a Borrower unless the Administrative Agent is reasonably satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement relating thereto;

(l) Inventory acquired or originated by a Person acquired in a Permitted Acquisition (until such time as the Administrative Agent has completed a customary due diligence investigation as to such Inventory and such Person, which investigation may, at the sole discretion of the Administrative Agent, include a field examination, and the Administrative Agent is reasonably satisfied with the results thereof);

(m) Inventory is not reflected in the details of a current perpetual inventory report; or

(n) such Inventory is otherwise unacceptable to the Administrative Agent in its Permitted Discretion.

“EMU” means the economic and monetary union as contemplated in the Treaty on European Union.

“Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Loan Party or any of its Subsidiaries (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings with respect to any Environmental Liability (hereinafter “Claims”), including (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law.

“Environmental Laws” means any and all Laws relating to the protection of the environment or, to the extent relating to exposure to Hazardous Materials, human health.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Contribution” means, collectively, (a) the contribution by the Sponsor Group and the Management Stockholders of an aggregate amount of cash, which, together with any rollover equity, will constitute an aggregate amount (together with any amounts otherwise paid to existing equityholders for Equity Interests in the Parent Borrower in connection with the Transaction) sufficient, after taking into account the proceeds of the Revolving Credit Facility, the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, any Senior Notes and any Senior Subordinated Notes, in each case on the Closing Date and cash on hand of the Parent Borrower, to fund the total amount required to finance the Transaction to Holdings or one or more direct or indirect holding company parents of Holdings, and (b) the further contribution to Merger Sub of any portion of such cash contribution proceeds not directly received by Merger Sub or used by Holdings to pay Transaction Expenses.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with Holdings or the Parent Borrower and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by Holdings or the Parent Borrower or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Holdings or the Parent Borrower or any of their respective ERISA Affiliates from a Multiemployer Plan, notification of Holdings or the Parent Borrower or any of their respective ERISA Affiliates concerning the imposition of withdrawal liability or notification that a Multiemployer Plan is insolvent or is in reorganization within the meaning of Title IV of ERISA; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Holdings or the Parent Borrower or any of their respective ERISA Affiliates.

“Euro” and “€” mean the lawful single currency of the European Union.

“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; if such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excess Facility Availability” means, as of any date of determination thereof by the Administrative Agent, (x) the lesser of (1) the Borrowing Base and (2) the aggregate Revolving Credit Commitments, minus (y) the aggregate Revolving Credit Exposure.

“Excess Global Availability” means, as of any date of determination thereof, the sum of:

(A) (x) the lesser of (1) the Borrowing Base and (2) the aggregate Revolving Credit Commitments hereunder minus (y) the aggregate Revolving Credit Exposure hereunder,

plus

(B) the aggregate Revolving Credit Commitment (as defined in the CF Credit Agreement) under the CF Revolving Credit Facilities minus the aggregate Revolving Credit Exposure (as defined in the CF Credit Agreement) under the CF Revolving Credit Facilities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notes” means, collectively, the Senior Exchange Notes and the Senior Subordinated Exchange Notes.

“Exchange Notes Indentures” means collectively, the Senior Exchange Notes Indenture and the Senior Subordinated Exchange Notes Indenture.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary, (b) any Securitization Subsidiary (as defined in the CF Agreement), (c) each Subsidiary listed on Schedule 1.01C hereto, (d) any Subsidiary that is prohibited by contractual requirements (other than contractual requirements entered into by such Subsidiary to avoid guaranteeing or otherwise being liable for the Obligations) or applicable Law from guaranteeing or otherwise being liable for the Obligations, (e) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (f) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 7.03(g) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (f) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (g) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Parent Borrower), the cost or other consequences (including any adverse tax consequences) of becoming a Subsidiary Borrower shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (h) each Unrestricted Subsidiary.

“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Parent Borrower in good faith.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Fixed Charge Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA of the Parent Borrower minus Capital Expenditures minus Cash Taxes, in each case for such Test Period, to (b) Fixed Charges for such Test Period.

“Fixed Charges” means, with respect to any period, without duplication, the sum of (a) consolidated cash interest expense (net of cash interest income to the extent excluded from Consolidated EBITDA), calculated for such period for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis, for such period plus (b) the aggregate amount of all cash dividend payments on Disqualified Equity Interests of the Parent Borrower during such period. Notwithstanding anything to the contrary, for purposes of calculating the Fixed Charge Coverage Ratio for each of the four fiscal quarter periods ending November 30, 2007, February 28, 2008 and May 31, 2008, Fixed Charges shall be deemed to equal Fixed Charges for the period commencing September 1, 2007 and ending (a) November 30, 2007, multiplied by 4, (b) February 28, 2008, multiplied by 2, and (c) May 31, 2008, multiplied by 4/3, respectively.

“Foreign Lender” has the meaning specified in Section 3.01(b).

“Foreign Plan” means any material employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, Holdings or any Subsidiary of Holdings with respect to employees employed outside the United States.

“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Parent Borrower that is not a Domestic Subsidiary.

“Foreign Subsidiary Total Assets” means the total assets of the Foreign Subsidiaries, as determined in accordance with GAAP in good faith by a Responsible Officer.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of the Parent Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Parent Borrower notifies the Administrative Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guaranty” means the guaranty made by Holdings in favor of the Administrative Agent on behalf of the Secured Parties pursuant to clause (b) of the definition of “Collateral and Guarantee Requirement,” substantially in the form of Exhibit F.

“Hazardous Materials” means all explosive or radioactive substances or wastes, all hazardous or toxic substances, and all wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and infectious or medical wastes regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is an Agent, a Lender, a Joint Bookrunner or an Affiliate of any of the foregoing on the Closing Date or at the time it enters into a Secured Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing.

“Holdings” has the meaning specified in the introductory paragraph to this Agreement.

“Honor Date” has the meaning specified in Section 2.03(c).

“Incremental Amendment” has the meaning specified in Section 2.14(a).

“Incremental Availability” has the meaning specified in Section 2.14(a).

“Incremental Facility Closing Date” has the meaning specified in Section 2.14(a).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions that may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Equity Interests; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt and (B) in the case of Holdings and its Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnitees” has the meaning specified in Section 10.05.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Parent Borrower, qualified to perform the task for which it has been engaged and that is independent of the Parent Borrower and its Affiliates.

“Information” has the meaning specified in Section 10.08.

“Initial Revolving Borrowing” means one or more borrowings of Revolving Credit Loans or issuances or deemed issuances of Letters of Credit on the Closing Date in an amount not to exceed the aggregate amounts specified or referred to in the definition of the term “Permitted Initial Revolving Borrowing Purposes.”

“Intellectual Property Security Agreements” has the meaning specified in the Security Agreement.

“Intercreditor Agreement” means the intercreditor agreement dated as of the date hereof among the Parent Borrower, the Administrative Agent and the CF Administrative Agent, substantially in the form attached as Exhibit I, as amended, restated, supplemented or otherwise modified from time to time in accordance therewith and herewith.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, or to the extent generally available from each Lender of such Eurocurrency Rate Loan, nine or twelve months (or such period of less than one month as may be consented to by the Administrative Agent), as selected by the Parent Borrower in its Committed Loan Notice; provided that:

(a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c) no Interest Period shall extend beyond the Maturity Date.

“Inventory” as the meaning assigned to such term in the Security Agreement.

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent, in its Permitted Discretion, (a) with respect to changes in the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as negatively affect the market value of the Eligible Inventory, (b) Shrink Reserves and (c) otherwise Eligible Inventory that is located in a third party facility.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of Holdings and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return representing a return of capital with respect to such Investment.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other nationally recognized statistical rating agency selected by the Parent Borrower.

“Investment Grade Securities” means (a) securities issued or directly and fully guaranteed or insured by the government of the United States of America or any agency or instrumentality thereof (other than Cash Equivalents), (b) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Parent Borrower and its Subsidiaries, (c) investments in any fund that invests exclusively in investments of the type described in clauses (a) and (b), which fund may also hold immaterial amounts of cash pending investment or distribution and (d) corresponding instruments in countries other than the United States of America customarily utilized for high quality investments, in each case, consistent with the Parent Borrower’s cash management and investment practices.

“IP Rights” has the meaning specified in Section 5.15.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Parent Borrower (or any of its Subsidiaries) or in favor of such L/C Issuer and relating to such Letter of Credit.

“Joint Bookrunner” means each of Goldman Sachs Credit Partners L.P., Banc of America Securities LLC, Bear, Stearns & Co., Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Judgment Currency” has the meaning specified in Section 10.18.

“Junior Financing” has the meaning specified in Section 7.12(a)(i).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Landlord Lien” means any Lien of a landlord on any Borrower’s property, granted by statute.

“Landlord Lien Reserve” means an amount equal to up to two months’ rent for all of the Borrowers’ leased locations where Eligible Inventory is located in each Landlord Lien State, other than leased locations with respect to which the Administrative Agent shall have received a landlord’s waiver or subordination of lien in form reasonably satisfactory to the Administrative Agent.

“Landlord Lien State” means (i) each of Washington, Virginia and Pennsylvania and (ii) such other state(s) that the Administrative Agent determines after the Closing Date and notifies the Parent Borrower thereof, that, as a result of a change in law (or in the interpretation or application thereof by any Governmental Authority) occurring after the Closing Date a landlord’s claim for rent has priority by operation of law over the Lien of the Administrative Agent in any of the Collateral consisting of Eligible Inventory.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means Bank of America and any other Lender that becomes a L/C Issuer in accordance with Section 2.03(l) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit (whether or not (i) such maximum amount is then in effect under any such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit or (ii) the conditions to drawing can then be satisfied) plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“L/C Sublimit” means an amount equal to $100,000,000.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Parent Borrower and the Administrative Agent.

“Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease be deemed a Lien.

“Liquidity Event” means the determination by the Administrative Agent that Excess Facility Availability on any day is less than $35,000,000 plus 10% of any Revolving Commitment Increase, provided that the Administrative Agent has notified the Parent Borrower thereof. For purposes hereof, the occurrence of a Liquidity Event shall be deemed continuing until Excess Facility Availability has exceeded the threshold set forth above for thirty (30) consecutive days, in which case a Liquidity Event shall no longer be deemed to be continuing for purposes of this Agreement.

“Liquidity Event Condition” shall have the meaning provided in Section 4.02(e).

“Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Credit Loan, a Swing Line Loan or a Protective Advance.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Revolving Credit Notes, (iii) the Guaranty, (iv) the Collateral Documents, (v) the Issuer Documents and (vi) the Intercreditor Agreement.

“Loan Parties” means, collectively, (i) Holdings and (ii) each Borrower.

“Management Stockholders” means the members of management of Holdings or any of its Subsidiaries who are investors in Holdings or any direct or indirect parent thereof.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means a circumstance or condition affecting the business, operations, assets, liabilities (actual or contingent) or financial condition of Holdings and its Subsidiaries, taken as a whole, that would materially adversely affect (a) the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (b) the rights and remedies of the Lenders or the Administrative Agent under any Loan Document.

“Material Domestic Subsidiary” means, at any date of determination, each of the Parent Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Domestic Subsidiaries that are not Subsidiary Borrowers solely because they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 5.0% of the gross revenues of the Parent Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters ending as of the last day of such fiscal quarter, then the Parent Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and comply with the provisions of Section 6.11 applicable to such Subsidiary.

“Material Foreign Subsidiary” means, at any date of determination, each of the Parent Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary.

“Maturity Date” means the date that is six years after the Closing Date; provided that if such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Maximum Rate” has the meaning specified in Section 10.10.

“Merger” has the meaning specified in the preliminary statements to this Agreement.

“Merger Agreement” means the Agreement and Plan of Merger dated as of December 18, 2006 (amended and restated as of June 7, 2007), by and among Holdings, Merger Sub and the Parent Borrower.

“Merger Consideration” means an amount equal to the total funds required to pay to the holder of each share of issued and outstanding common stock of the Parent Borrower immediately prior to the consummation of the Merger (excluding shares tendered pursuant to the Offer and subject to certain exceptions as set forth in the Merger Agreement) an aggregate amount of $46.00 in cash.

“Merger Sub” has the meaning specified in the preliminary statements to this Agreement.

“Minority Investment” means any Person other than a Subsidiary in which the Parent Borrower or any Restricted Subsidiary owns any Equity Interests.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Monthly Borrowing Base Certificate” shall have the meaning provided in Section 6.01(e).

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Holdings, the Parent Borrower or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the period since May 31, 2005, has made or been obligated to make contributions.

“Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof (determined in accordance with the appraisal prepared prior to the Closing Date), net of all costs of liquidation thereof, as based upon the most recent Inventory appraisal conducted in accordance with this Agreement and expressed as a percentage of Cost of such Inventory.

“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Non-Consenting Lender” has the meaning specified in Section 3.07(d).

“Non-Loan Party” means any Subsidiary of the Parent Borrower that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Obligations” means all (w) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (x) obligations of any Loan Party arising under any Secured Hedge Agreement, (y) obligations of any Loan Party and its Subsidiaries arising with respect to any Other Liabilities and (z) Cash Management Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document.

“Offer” has the meaning specified in the preliminary statements to this Agreement.

“Option Accounting Issues” means, with respect to the Parent Borrower and its Subsidiaries, any failure to (x) properly document the measurement date for any stock option grant, (y) record stock option expense (or other items relating thereto) in accordance with GAAP or (z) issue stock options in accordance with the terms of any applicable Stock Plan (as defined in the Merger Agreement), in each case to the extent occurring prior to June 4, 2007.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Liabilities” means outstanding liabilities with respect to or arising from (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (b) any transaction which arises out of any Bank Product entered into with any Loan Party, as each may be amended from time to time.

“Other Taxes” has the meaning specified in Section 3.01(f).

“Outstanding Amount” means (a) with respect to the Revolving Credit Loans and Swing Line Loans on any date, the aggregate principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the aggregate amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Overnight Rate” means, for any day, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, an L/C Issuer, or the Swing Line Lender, as applicable, in accordance with banking industry rules on interbank compensation.

“Parent Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Participant” has the meaning specified in Section 10.07(e).

“Payment Conditions” means, at any time of determination, that (a) no Default or Event of Default exists or would arise as a result of the making of the subject Specified Payment, (b) Excess Global Availability shall be not less than $112,500,000 plus 15% of any Revolving Commitment Increase immediately after giving effect to the making of such Specified Payment and (c) the Fixed Charge Coverage Ratio as of the end of the most recently ended Test Period shall be greater than or equal to 1.0 to 1.0 after giving Pro Forma Effect to such Specified Payment as if such Specified Payment (if applicable to such calculation) had been made as of the first day of such period.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Act” means the U.S. Pension Protection Act of 2006, as amended.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Holdings, the Parent Borrower or any of their respective ERISA Affiliates or to which Holdings, the Parent Borrower or any of their respective ERISA Affiliates contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time since May 31, 2005.

“Permitted Acquisition” has the meaning specified in Section 7.02(j).

“Permitted Discretion” means, the Administrative Agent’s commercially reasonable judgment, exercised in good faith in accordance with customary business practices for comparable asset-based lending transactions, as to any factor, event, condition or other circumstance arising after the Closing Date or based on facts not known to the Administrative Agent as of the Closing Date which the Administrative Agent reasonably determines: (x) with respect to Accounts, (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Accounts, the enforceability or priority of the Administrative Agent’s Liens thereon or the amount which the Administrative Agent, the Lenders or the L/C Issuer would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Accounts or (b) evidences that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of the Parent Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without duplication, factors already included in or tested by the definition of Eligible Accounts, and any of the following: (i) changes after the Closing Date in any material respect in any concentration of risk with respect to Eligible Accounts and (ii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Eligible Accounts and (y) with respect to Inventory: (a) will or reasonably could be expected to adversely affect in any material respect the value of any Eligible Inventory, the enforceability or priority of the Administrative Agent’s Liens thereon or the amount which the Administrative Agent, the Lenders or any L/C Issuer would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Eligible Inventory or (b) evidences that any collateral report or financial information delivered to the Administrative Agent by any Person on behalf of any Borrower is incomplete, inaccurate or misleading in any material respect. In exercising such judgment, the Administrative Agent may consider, without duplication, such factors already included in or tested by the definition of Eligible Inventory, as well as any of the following: (i) changes after the Closing Date in any material respect in demand for, pricing of, or product mix of Inventory; (ii) changes after the Closing Date in any material respect in any concentration of risk with respect to the Inventory; and (iii) any other factors arising after the Closing Date that change in any material respect the credit risk of lending to the Borrowers on the security of the Inventory.

“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Parent Borrower or any direct or indirect parent of the Parent Borrower, in each case to the extent permitted hereunder.

“Permitted Holders” means each of (i) the Sponsor Group and (ii) the Management Stockholders.

“Permitted Initial Revolving Borrowing Purposes” means (a) one or more Borrowings of Revolving Credit Loans to finance the Transaction that, when taken together with any borrowings made under the CF Revolving Credit Facilities on the Closing Date to finance the Transaction, do not exceed $150,000,000 in the aggregate and (b) the issuance of Letters of Credit in replacement of, or as a backstop for, letters of credit of Holdings, the Parent Borrower or any of the Restricted Subsidiaries outstanding on the Closing Date.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(b) or Section 7.03(e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended, and (e) in the case of any Permitted Refinancing in respect of the CF Facilities, such Permitted Refinancing is not secured by any portion of the Collateral except on a junior basis pursuant to one or more security agreements subject to the Intercreditor Agreement (or another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Intercreditor Agreement).

“Permitted Subordinated Notes” means senior subordinated notes issued by a Borrower, provided that (a) the terms of such notes provide for customary subordination of such notes to the Obligations and do not provide for any scheduled repayment, mandatory redemption, sinking fund obligation or other payment prior to the Maturity Date, other than customary offers to purchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights upon an event of default and (b) the covenants, events of default, guarantees and other terms for such notes (provided that such notes shall have interest rates and redemption premiums determined by the Board of Directors of the Parent Borrower to be market rates and premiums at the time of issuance of such notes), taken as a whole, are determined by the Board of Directors of the Parent Borrower to be market terms on the date of issuance and in any event are not more restrictive on the Parent Borrower and the Restricted Subsidiaries, or materially less favorable to the Lenders, than the terms of the Senior Subordinated Exchange Notes or the Senior Subordinated Notes and do not require the maintenance or achievement of any financial performance standards other than as a condition to taking specified actions, provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Permitted Subordinated Notes Documentation” means any notes, instruments, agreements and other credit documents governing any Permitted Subordinated Notes.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established by Holdings, the Parent Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Platform” has the meaning specified in Section 6.02.

“Post-Acquisition Period” means, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the sixth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.

“Principal L/C Issuer” means any L/C Issuer that has issued Letters of Credit under the Revolving Credit Facility having an aggregate Outstanding Amount in excess of $10,000,000.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Parent Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Parent Borrower in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Parent Borrower and the Restricted Subsidiaries; provided that, (i) at the election of the Parent Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $100,000,000 and (ii) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Balance Sheet” has the meaning specified in Section 5.05(a)(ii).

“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant hereunder, that (A) to the extent applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of Holdings or any division, product line, or facility used for operations of Holdings or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Parent Borrower or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to (A) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Parent Borrower in good faith) (i)(x) directly attributable to such transaction, (y) expected to have a continuing impact on Holdings, the Parent Borrower and the Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Financial Statements” has the meaning specified in Section 5.05(a)(ii).

“Pro Rata Share” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender at such time and the denominator of which is the amount of the Aggregate Commitments at such time; provided that if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Projections” shall have the meaning specified in Section 6.01(c).

“Protective Advance” shall have the meaning provided in Section 2.01(b).

“Public Lender” has the meaning specified in Section 6.02.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified Holding Company Debt” means unsecured Indebtedness of Holdings (or any direct or indirect parent thereof), (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the Maturity Date (as in effect on the Closing Date) (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the Parent Borrower and the Restricted Subsidiaries than those in the Senior Subordinated Notes Indenture or the Senior Subordinated Exchange Notes Indenture; provided that a certificate of a Responsible Officer of the Parent Borrower is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (c) that does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the earlier to occur of (i) the date that is five years from the date of the issuance or incurrence thereof and (ii) the date that is ninety one days after the Maturity Date (as in effect on the Closing Date) (it being understood that this clause (c) shall not prohibit Indebtedness the terms of which permit the issuer thereof to elect, at its option, to make payments in cash of interest or other amounts in respect of the principal thereof prior to the date determined in accordance with clauses (i) and (ii) of this clause (c)) and (d) that is not Guaranteed by the Parent Borrower or any Restricted Subsidiary.

“Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

“Quarterly Financial Statements” means the unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries for the most recent fiscal quarter ended at least forty (40) days before the Closing Date.

“Receivables Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves, subject to Section 2.15 as the Administrative Agent in the Administrative Agent’s Permitted Discretion determines as being appropriate with respect to the determination of the collectability in the ordinary course of business of Eligible Accounts, including, without limitation, on account of bad debts and dilution.

“Register” has the meaning specified in Section 10.07(d).

“Reports” has the meaning specified in Section 9.15(b).

“Reportable Event” means, with respect to any Plan any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (other than Protective Advances and with the aggregate principal amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Reserves” means all, if any, Availability Reserves, Landlord Lien Reserves, Bank Products Reserves, Inventory Reserves, Receivables Reserves and any and all other reserves which the Administrative Agent deems necessary in its Permitted Discretion to maintain with respect to Eligible Accounts or Eligible Inventory that have been established in accordance with Section 2.15 including warranty reserves, it being understood that Reserves on the Closing Date shall be equal to the amount stated as Reserves on the Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 4.01(a)(x).

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the Parent Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Parent Borrower or any of its Restricted Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Parent Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary.

“Restructuring” means a collective reference to the transactions described on Schedule 1.01D.

“Retained Declined Proceeds” has the meaning specified in the CF Credit Agreement.

“Revolving Commitment Increase” has the meaning specified in Section 2.14(a).

“Revolving Commitment Increase Lender” has the meaning specified in Section 2.14(a).

“Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01(a).

“Revolving Credit Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(a), (b) purchase participations in L/C Obligations in respect of Letters of Credit, (c) purchase participations in Swing Line Loans and (d) purchase participations in Protective Advances, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth, and opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Lenders shall be $350,000,000 on the Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement, including pursuant to any applicable Revolving Commitment Increase.

“Revolving Credit Exposure” means, as to each Lender, the sum of the Outstanding Amount of such Lender’s Revolving Credit Loans, its Pro Rata Share of the L/C Obligations, its Pro Rata Share of the Swing Line Obligations and its Pro Rata Share of the aggregate principal amount of all or outstanding Protective Advances at such time; provided that the amount of any outstanding Protective Advances shall be disregarded solely for purposes of calculating Excess Global Availability and Excess Facility Availability and solely to the extent that the making of such Protective Advance would result in the occurrence of a Cash Dominion Event or a Liquidity Event.

“Revolving Credit Facility” means, at any time, the aggregate principal amount of the Revolving Credit Commitments at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(a).

“Revolving Credit Note” means a promissory note of the Borrowers payable to any Lender or its registered assigns, in substantially the form of Exhibit C hereto, evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from the Revolving Credit Loans made by such Lender.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Swap Contract permitted under Section 7.03(f) that is entered into by and between any Loan Party (or entered into by Merger Sub and existing at the time of the Merger) or any Restricted Subsidiary and any Hedge Bank.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties, substantially in the form of Exhibit G, together with each other Security Agreement Supplement executed and delivered pursuant to Section 6.11.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Exchange Notes” has the meaning ascribed to the term “Exchange Notes” in the Senior Interim Loan Credit Agreement.

“Senior Exchange Notes Indenture” has the meaning ascribed to the term “Exchange Notes Indenture” in the Senior Interim Loan Credit Agreement.

“Senior Interim Loan Credit Agreement” means that certain credit agreement dated as of the date hereof, among the Parent Borrower, Bank of America, as administrative agent and the other lenders party thereto, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Senior Interim Loan Facility” means the term loan credit facilities under the Senior Interim Loan Credit Agreement.

“Senior Notes” means, collectively, (i) the Parent Borrower’s senior unsecured cash pay notes due 2017 and (ii) the Parent Borrower’s senior unsecured PIK election notes due 2017 and any additional notes issued or any increase in the outstanding principal amount, in each case, in lieu of cash interest in accordance with the indenture governing such senior unsecured PIK election notes.

“Senior Notes Indenture” means the Indenture for the Senior Notes, dated as of the date hereof, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Senior Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Senior Secured Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower for such Test Period.

“Senior Subordinated Exchange Notes” has the meaning ascribed to the term “Exchange Notes” in the Senior Subordinated Interim Loan Credit Agreement.

“Senior Subordinated Exchange Notes Indenture” has the meaning ascribed to the term “Exchange Notes Indenture” in the Senior Subordinated Interim Loan Credit Agreement.

“Senior Subordinated Interim Loan Credit Agreement” means that certain credit agreement dated as of the date hereof, among the Parent Borrower, Bank of America, as administrative agent and the other lenders party thereto, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Senior Subordinated Interim Loan Facility” means the term loan credit facility under the Senior Subordinated Interim Loan Credit Agreement.

“Senior Subordinated Notes” means the Parent Borrower’s senior subordinated notes due 2017.

“Senior Subordinated Notes Indenture” means the Indenture for the Senior Subordinated Notes, dated as of the date hereof, as the same may be amended, modified, replaced or refinanced to the extent permitted by this Agreement.

“Shrink” means Inventory identified by the Parent Borrower as lost, misplaced, or stolen.

“Shrink Reserve” means an amount reasonably estimated by the Administrative Agent to be equal to that amount which is required in order that the Shrink reflected in current retail stock ledger of the Parent Borrower and its Subsidiaries would be reasonably equivalent to the Shrink calculated as part of the Borrowers’ most recent physical inventory (it being understood and agreed that no Shrink Reserve established by the Administrative Agent shall be duplicative of any Shrink as so reflected in the current retail stock ledger of the Parent Borrower and its Subsidiaries or estimated by the Parent Borrower for purposes of computing the Borrowing Base other than at month’s end).

“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.”

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Payment” means (a) any Investments made pursuant to Section 7.02(o), (b) any Restricted Payment made pursuant to Section 7.06(m) or (c) any payment made pursuant to Section 7.12(a)(i)(E).

“Specified Subsidiary” means, at any date of determination, (a) each Material Subsidiary of the Parent Borrower (i) whose total assets at the last day of the most recent Test Period were equal to or greater than 10.0% of Total Assets at such date or (ii) whose gross revenues for such Test Period were equal to or greater than 10.0% of the consolidated gross revenues of the Parent Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP and (b) each other Material Subsidiary that is the subject of an Event of Default under Section 8.01(f) or Section 8.01(g) and that, when such Material Subsidiary’s total assets or gross revenues are aggregated with the total assets or gross revenues, as applicable, of each other Material Subsidiary that is the subject of an Event of Default under Section 8.01(f) or Section 8.01(g) would constitute a Specified Subsidiary under clause (a) above.

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation or Revolving Commitment Increase that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.”

“Sponsor Group” means (i) Banc of America Capital Investors V, L.P., Bear Growth Capital Partners, LP, WCP Fund II, L.P. and their respective Affiliates and Persons, funds or partnerships managed by any of them or any of their respective Affiliates, but not including, however, any of their respective portfolio companies and (ii) the Sponsors.

“Sponsor Management Agreement” means the management agreement between certain of the management companies associated with the Sponsors or their advisors and the Parent Borrower.

“Sponsor Termination Fees” means the one time payment under the Sponsor Management Agreement of a termination fee to one or more of the Sponsors and their Affiliates in the event of either a Change of Control or the completion of a Qualifying IPO.

“Sponsors” means Blackstone Capital Partners V L.P., GS Capital Partners VI, L.P., KKR 2006 Fund L.P., TPG Partners V, L.P. and their respective Affiliates and funds or partnerships managed by any of them or any of their respective Affiliates, but not including, however, any of their respective portfolio companies.

“Sterling” and “£” mean the lawful currency of the United Kingdom.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.

“Subsidiary Borrowers” means (a) each Domestic Subsidiary that is a party hereto as of the Closing Date and (b) each Material Domestic Subsidiary that becomes a party to this Agreement after the Closing Date pursuant to Section 6.11 or otherwise.

“Successor Borrower” has the meaning specified in Section 7.04(d).

“Supermajority Lenders” means, as of any date of determination, Lenders having 75% or more of the sum of the (a) Total Outstandings (with the aggregate principal amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Supermajority Lenders.

“Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means Bank of America, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Obligations” means, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $35,000,000 and (b) the aggregate principal amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Syndication Agent” means Goldman Sachs Credit Partners L.P., as syndication agent under this Agreement.

“Taxes” has the meaning specified in Section 3.01(a).

“Tender Offer Facility” means the credit facility under the Credit Agreement, dated as of July 11, 2007, by and among Merger Sub, Bank of America, as administrative agent, and the lenders party thereto.

“Test Period” in effect at any time means the most recent period of four consecutive fiscal quarters of the Parent Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 6.01(a) or (b); provided that, prior to the first date that financial statements have been or are required to be delivered pursuant to Section 6.01(a) or (b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Parent Borrower ended May 31, 2007. A Test Period may be designated by reference to the last day thereof (i.e., the “May 31, 2007 Test Period” refers to the period of four consecutive fiscal quarters of the Parent Borrower ended May 31, 2007), and a Test Period shall be deemed to end on the last day thereof.

“Third Party Payor” means any governmental entity, insurance company, health maintenance organization, professional provider organization or similar entity that is obligated to make payments on any Account.

“Threshold Amount” means $75,000,000.

“Total Assets” means the total assets of the Parent Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Parent Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements.

“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower for such Test Period.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Transaction” means, collectively, (a) the Equity Contribution, (b) the Offer and the Merger, (c) the issuance of the Senior Notes and the Senior Subordinated Notes, if any, (d) the funding of the Term Loans (as defined in CF Credit Agreement) and the Initial Revolving Borrowing (as defined in CF Credit Agreement) on the Closing Date, (e) the funding of the Loans on the Closing Date, if any, (f) the funding of the loans under the Senior Interim Loan Facility and the Senior Subordinated Interim Loan Facility on the Closing Date, if any, (g) the repayment of the Tender Offer Facility on the Closing Date, (h) the consummation of any other transactions in connection with the foregoing and (i) the payment of the fees and expenses incurred in connection with any of the foregoing.

“Transaction Expenses” means any fees or expenses incurred or paid by Holdings or any of its Subsidiaries in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.

“UFCA” has the meaning specified in Section 10.24.

“UFTA” has the meaning specified in Section 10.24.

“Uniform Commercial Code” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Unrestricted Subsidiary” means (i) each Subsidiary of the Parent Borrower listed on Schedule 1.01B, (ii) each Securitization Subsidiary (as defined in the CF Agreement), (iii) any Subsidiary of the Parent Borrower designated by the board of directors of the Parent Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the date hereof and (iv) any Subsidiary of an Unrestricted Subsidiary, in each case, until such Person ceases to be an Unrestricted Subsidiary of the Parent Borrower in accordance with Section 6.14 or ceases to be a Subsidiary of the Parent Borrower.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“U.S. Lender” has the meaning specified in Section 3.01(d).

“Weekly Monitoring Event” means the Parent Borrower has failed to maintain Excess Global Availability of at least $90,000,000 plus 12.5% of any Revolving Commitment Increase for five (5) consecutive Business Days, and the Administrative Agent has notified the Parent Borrower thereof. For purposes of this Agreement, the occurrence of a Weekly Monitoring Event shall be deemed continuing at the Administrative Agent’s option until Excess Global Availability has exceeded at least $90,000,000 plus 12.5% of any Revolving Commitment Increase for thirty (30) consecutive days, in which case a Weekly Monitoring Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Weekly Monitoring Event shall be deemed continuing (even if Excess Global Availability exceeds the required amount for thirty (30) consecutive days) at all times in any four fiscal quarter period after a Weekly Monitoring Event has occurred and been discontinued on two occasions in such four fiscal quarter period.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

SECTION 1.03. Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Annual Financial Statements, except as otherwise specifically prescribed herein.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Total Leverage Ratio, the Senior Secured Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

SECTION 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

SECTION 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07. Currency Equivalents Generally.

(a) For purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.07 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

(b) For purposes of determining compliance under Sections 7.02, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Net Income in the Parent Borrower’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness.

ARTICLE II

The Commitments and Credit Extensions

SECTION 2.01. The Loans; Protective Advances.

(a) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans denominated in Dollars to the Borrowers as elected by the Parent Borrower pursuant to Section 2.02 (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day after the Closing Date until the Maturity Date (provided that each Lender agrees to make loans denominated in Dollars in an aggregate amount not exceeding its Pro Rata Share of the Initial Revolving Borrowing, at the request of the Parent Borrower, on the Closing Date), in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans plus such Lender’s Pro Rata Share of the Outstanding Amount of all Protective Advances shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), and reborrow under this Section 2.01(a) (provided that, in each such case, such Revolving Credit Loans shall not, after giving effect thereto and to the application of the proceeds thereof, result at such time in the aggregate Revolving Credit Exposures’ exceeding the lesser of (x) the Borrowing Base and (y) the Aggregate Commitments, in each case as then in effect (subject to Section 2.01(b)) and the Borrowers may prepay under Section 2.05. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b) Subject to the limitations set forth below (and notwithstanding anything to the contrary in the second sentence of Section 2.01(a) or in Article IV), the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation), to make Revolving Credit Loans that are Base Rate Loans on behalf of all Lenders to the Borrowers, at any time that any condition precedent set forth in Article IV has not been satisfied or waived, which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (x) to preserve or protect the Collateral, or any portion thereof or (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations (each such loan, a “Protective Advance”). Any Protective Advance may be made in a principal amount that would cause the aggregate amount of the Lenders’ Revolving Credit Exposures to exceed the Borrowing Base; provided that no Protective Advance may be made to the extent that, after giving effect to such Protective Advance (together with the outstanding principal amount of any outstanding Protective Advances) the aggregate principal amount of all Protective Advances outstanding hereunder would exceed 5.0% of the Borrowing Base as determined on the date of such proposed Protective Advance; provided further that the aggregate principal amount of all outstanding Protective Advances plus the aggregate Revolving Credit Exposures at such time shall not exceed the Aggregate Commitments as then in effect. Each Protective Advance shall be secured by the Liens in favor of the Administrative Agent on behalf of the Secured Parties in and to the Collateral and shall constitute Obligations hereunder. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and will become effective prospectively upon the Administrative Agent’s receipt thereof. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion and under no circumstance shall the Borrowers have the right to require that a Protective Advance be made. At any time that the conditions precedent set forth in Article IV have been satisfied or waived, the Administrative Agent may request the Lenders to make a Revolving Credit Loan to repay a Protective Advance. At any other time, the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.01(c).

(c) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default or an Event of Default), each Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Pro Rata Share. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance.

SECTION 2.02. Borrowings, Conversions and Continuations of Loans.

(a) Each Borrowing (other than Swing Line Borrowings and Protective Advances with respect to which this Section 2.02 shall not apply), each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 noon (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans; provided that the notice referred to in subclause (i) above may be delivered not later than 12:00 noon two Business Days prior to the Closing Date in the case of the initial Credit Extensions. Each telephonic notice by the Parent Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c) and except for Protective Advances, which shall be made in the amounts required by Section 2.01(b), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Parent Borrower is requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Revolving Credit Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Parent Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. Protective Advances may not be converted to Eurocurrency Rate Loans under any circumstances.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Parent Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is on the Closing Date, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Parent Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Parent Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings and second, to the Borrowers as provided above.

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans.

(d) The Administrative Agent shall promptly notify the Parent Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time when Base Rate Loans are outstanding, the Administrative Agent shall notify the Parent Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect unless otherwise agreed between the Parent Borrower and the Administrative Agent.

(f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrowers severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such a payment to the Administrative Agent.

SECTION 2.03. Letters of Credit.

(a) The Letter of Credit Commitments.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrowers (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Parent Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drawings under the Letters of Credit and (B) the Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that L/C Issuers shall not be obligated to make L/C Credit Extensions with respect to Letters of Credit, and Lenders shall not be obligated to participate in Letters of Credit if, as of the date of the applicable Letter of Credit, (I) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment, (II) the Outstanding Amount of the L/C Obligations would exceed the Aggregate Commitments, (III) the Outstanding Amount of all L/C Obligations would exceed the L/C Sublimit, or (IV) the aggregate Revolving Credit Exposure would exceed the lesser of (1) the Borrowing Base and (2) the Aggregate Commitments. Each request by the Parent Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) An L/C Issuer shall not issue any Letter of Credit if:

(1) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless otherwise agreed by the L/C Issuer and the Administrative Agent; or

(2) the expiry date of such requested Letter of Credit would occur after the applicable Letter of Credit Expiration Date, unless (1) each Appropriate Lender shall have approved such expiry date or (2) the Outstanding Amount of the L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized.

(iii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder); or

(B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; or

(C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars.

(iv) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v) Each L/C Issuer shall act on behalf of the Appropriate Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Parent Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 noon at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Parent Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the relevant L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii) If the Parent Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Parent Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time until an expiry date not later than the applicable Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would not be permitted, or would have no obligation at such time, to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received actual notice (which may be by telephone or in writing) sufficiently in advance of the Nonrenewal Notice Date from the Administrative Agent or any Lender, as applicable, or the Parent Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (it being understood that such notice shall not be presumptively sufficient unless such notice is provided not less than five (5) Business Days in advance of such Nonrenewal Notice Date).

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Parent Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Parent Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the first Business Day following the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse the L/C Issuer in an amount equal to the amount of such drawing. If the Borrowers fail to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, in the case of an Unreimbursed Amount under a Letter of Credit, the Borrowers shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent (which may be the same Business Day such notice is provided if such notice is provided prior to 12:00 noon), whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii) With respect to any Unreimbursed Amount of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the relevant L/C Issuer a L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute a L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v) Each Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that, except with respect to the initial Credit Extensions made on the Closing Date, each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Parent Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. A certificate of the relevant L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Appropriate Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from any Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Appropriate Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The Obligations of the Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrowers to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or Holdings may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrowers to the extent permitted by applicable Law) suffered by any Borrower that are caused by acts or omissions of such L/C Issuer constituting gross negligence or willful misconduct on the part of such L/C Issuer.

(f) Role of L/C Issuers. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(f); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by any Borrower that were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. If (i) any Event of Default occurs and is continuing and the Required Lenders require the Borrowers to Cash Collateralize its L/C Obligations pursuant to Section 8.02(c), (ii) an Event of Default set forth under Section 8.01(f) occurs and is continuing or (iii) for any reason, any Letter of Credit is outstanding at the time of termination of the Revolving Commitments, then the Borrowers shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clause (i) or (iii), (1) the Business Day that the Parent Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Parent Borrower receives such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Appropriate Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents selected by the Administrative Agent in its sole discretion. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers. In the case of clause (i) or (ii) above, if such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral shall be refunded to the Borrowers.

(h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the relevant L/C Issuer and the Parent Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

(i) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit). Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrowers shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrowers shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(k) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(l) Addition of an L/C Issuer.

(i) A Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among the Parent Borrower, the Administrative Agent and such Lender. The Administrative Agent shall notify the Lenders of any such additional L/C Issuer.

(ii) On the last Business Day of each March, June, September and December (and on such other dates as the Administrative Agent may request), each L/C Issuer shall provide the Administrative Agent a list of all Letters of Credit issued by it that are outstanding at such time together with such other information as the Administrative Agent may from time to time reasonably request.

(m) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Parent Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Parent Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Parent Borrower, and that the Parent Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.04. Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Parent Borrower from time to time on any Business Day (other than the Closing Date) until the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect. Within the foregoing limits, and subject to the other terms and conditions hereof, the Parent Borrower may borrow under this Section 2.04 and reborrow under this Section 2.04 (provided that, in each such case, such Swing Line Loans shall not, after giving effect thereto and to the application of the proceeds thereof, result at such time in the aggregate Revolving Credit Exposures’ exceeding the lesser of (x) the Borrowing Base and (y) the Aggregate Commitments, in each case as then in effect (subject to Section 2.01(c)) and the Parent Borrower may prepay under Section 2.05. Each Swing Line Loan shall be a Base Rate Loan. Swing Line Loans shall only be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Parent Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000), and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Parent Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Parent Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to (A) the minimum and multiples specified therein for the principal amount of Base Rate Loans, (B) whether a Default or an Event of Default has occurred and is continuing, (C) whether the conditions set forth in Section 4.02 have been satisfied or (D) any reduction in the aggregate Revolving Credit Commitments or the Borrowing Base after any such Swing Line Loans were made. The Swing Line Lender shall furnish the Parent Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar denominated payments not later than 1:00 p.m. on the date specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan that is a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Parent Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause (d)(ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Parent Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Parent Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

SECTION 2.05. Prepayments.

(a) Optional.

(i) The Borrowers may, upon notice by the Parent Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 noon (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any partial prepayment of Eurocurrency Rate Loans shall be in a principal amount of $2,500,000 or a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans (other than Swing Line Loans and Protective Advances) shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii) The Parent Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $25,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. All Swing Line Loans shall be denominated in Dollars only.

(iii) The Borrowers may, upon notice to the Administrative Agent, at any time or from time to time, voluntarily prepay Protective Advances in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. All Protective Advances shall be denominated in Dollars only.

(iv) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of the Revolving Credit Facility, which refinancing shall not be consummated or shall otherwise be delayed.

(b) Mandatory.

(i) If, on any date, the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrowers shall promptly prepay Protective Advances, Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Protective Advances, Revolving Credit Loans and Swing Line Loans, such aggregate Revolving Credit Exposures exceeds the aggregate Revolving Credit Commitments then in effect.

(ii) If, on any date, the aggregate Revolving Credit Exposures exceed the lesser of (x) the Borrowing Base and (y) the Aggregate Commitments, in each case as then in effect (subject to Section 2.01(b)), the Borrowers shall promptly prepay first, Protective Advances and second, Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize L/C Obligations in an aggregate amount equal to such excess; provided that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Protective Advances, Revolving Credit Loans and Swing Line Loans, such aggregate Revolving Credit Exposures exceeds the aggregate Revolving Credit Commitments then in effect.

(iii) At all times following the establishment of the cash management systems pursuant to Section 6.15 and after the occurrence and during the continuation of a Cash Dominion Event and notification thereof by the Administrative Agent to the Parent Borrower (subject to the provisions of the Security Agreement and the Intercreditor Agreement), on each Business Day, at or before 1:00 p.m., the Administrative Agent shall apply all immediately available funds credited to the Concentration Account, first to pay any fees or expense reimbursements then due to the Administrative Agent, the L/C Issuer and the Lenders (other than in connection with Cash Management Obligations or Secured Hedge Agreements), pro rata, second to pay interest due and payable in respect of any Loans (including Swing Line Loans and Protective Advances) that may be outstanding, pro rata, third to prepay the principal of any Protective Advances that may be outstanding, pro rata, fourth to prepay the principal of the Revolving Credit Loans and Swing Line Loans and to Cash Collateralize L/C Obligations, pro rata and fifth to pay any fees or expense reimbursements then due to any Cash Management Bank or Hedge Bank, pro rata.

(c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.

Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, any Borrower may, in its sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from any Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from any Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05.

SECTION 2.06. Termination or Reduction of Commitments.

(a) Optional. The Borrowers may, upon written notice by the Parent Borrower to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent one (1) Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Commitments, the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. Except as provided above, the amount of any such Revolving Credit Commitment reduction shall not be applied to the Swing Line Sublimit unless otherwise specified by the Parent Borrower. Notwithstanding the foregoing, the Borrowers may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of the Revolving Credit Facility, which refinancing shall not be consummated or otherwise shall be delayed.

(b) Mandatory. The Revolving Credit Commitments shall terminate on the Maturity Date.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.

SECTION 2.07. Repayment of Loans.

(a) Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date.

(b) Swing Line Loans. The Parent Borrower shall repay each Swing Line Loan on the Maturity Date.

(c) Protective Advances. The Borrowers shall repay to the Administrative Agent the then unpaid amount of each Protective Advance on the Maturity Date.

SECTION 2.08. Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans.

(b) The Borrowers shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

SECTION 2.09. Fees. In addition to certain fees described in Sections 2.03(i) and (j):

(a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrowers prior to such time; provided further that no commitment fee shall accrue on any of the Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fees shall accrue at all times from the Closing Date until the Maturity Date, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears.

(b) Other Fees. The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent).

SECTION 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Administrative Agent’s “prime rate” shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360 day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.11. Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrowers, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Revolving Credit Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents.

SECTION 2.12. Payments Generally.

(a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b) If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Unless the Parent Borrower has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder for the account of any Lender or an L/C Issuer hereunder, that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to such Lender or L/C Issuer. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then such Lender or L/C Issuer shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender or L/C Issuer in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender or L/C Issuer to the date such amount is repaid to the Administrative Agent in immediately available funds at the applicable Overnight Rate from time to time in effect.

A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

SECTION 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

SECTION 2.14. Incremental Credit Extensions.

(a) The Borrowers may at any time or from time to time after the Closing Date, by notice by the Parent Borrower to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase”); provided that upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Revolving Commitment Increases shall not exceed $100,000,000 (the “Incremental Availability”). Each notice from the Parent Borrower pursuant to this Section shall set forth the requested amount and proposed terms of the relevant Revolving Commitment Increases. Revolving Commitment Increases may be provided by any existing Lender (it being understood that no existing Lender will have an obligation to provide a portion of any Revolving Commitment Increase), in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Administrative Agent) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s providing such Revolving Commitment Increases if such consent would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender. Commitments in respect of Revolving Commitment Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the Borrowers, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Parent Borrower, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the effective date of such Incremental Amendment) and such other conditions as the parties thereto shall agree. The Borrowers shall use Revolving Commitment Increases for any purpose not prohibited by this Agreement. Upon each increase in the Revolving Credit Commitments pursuant to this Section 2.14, (x) each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment and (y) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

SECTION 2.15. Reserves. Notwithstanding anything to the contrary, the Administrative Agent may at any time and from time to time in the exercise of its Permitted Discretion establish and increase or decrease Reserves; provided that the Administrative Agent shall have provided the Parent Borrower at least three (3) Business Days’ prior written notice of any such establishment or increase; and provided further that the Administrative Agent may only establish or increase a Reserve after the date hereof based on an event, condition or other circumstance arising after the Closing Date or based on facts not known to the Administrative Agent as of the Closing Date. The amount of any Reserve established by the Administrative Agent shall have a reasonable relationship to the event, condition, other circumstance or new fact that is the basis for the Reserve. Upon delivery of such notice, the Administrative Agent shall be available to discuss the proposed Reserve or increase, and the Borrowers may take such action as may be required so that the event, condition, circumstance or new fact that is the basis for such Reserve or increase no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity limit the right of the Administrative Agent to establish or change such Reserve, unless the Administrative Agent shall have determined in its Permitted Discretion that the event, condition, other circumstance or new fact that is the basis for such new Reserve or such change no longer exists or has otherwise been adequately addressed by the Borrowers. Notwithstanding anything herein to the contrary, Reserves shall not duplicate eligibility criteria contained in the definition of “Eligible Inventory” and vice versa, or reserves or criteria deducted in computing the Net Orderly Liquidation Value of Eligible Inventory and vice versa.

ARTICLE III

Taxes, Increased Costs Protection and Illegality

SECTION 3.01. Taxes.

(a) Except as required by law, any and all payments by the Borrowers (the term Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or Holdings to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, in the case of each Agent and each Lender, (i) taxes imposed on or measured by its net income (including branch profits) imposed by reason of any connection between it and any jurisdiction other than by executing or entering into any Loan Document, receiving payments thereunder or having been a party to, performed its obligations under, or enforced, any Loan Documents, (ii) franchise (and similar) taxes imposed on it in lieu of net income taxes, (iii) any U.S. federal withholding taxes imposed in respect of an Assignee (pursuant to an assignment under Section 10.07) on the date it becomes an Assignee to the extent such tax is in excess of the tax that would have been applicable had such assigning Lender not assigned its interest arising under any Loan Document (unless such assignment is at the express written request of the Parent Borrower) and (iv) any U.S. federal withholding taxes imposed as a result of the failure of any Agent or Lender to comply with either the provisions of Section 3.01(b) and (c) (in the case of any Foreign Lender, as defined below) or the provisions of Section 3.01(d) (in the case of any U.S. Lender, as defined below) (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges and liabilities being hereinafter referred to as “Taxes”). If a Borrower or Holdings is required to deduct any Taxes or Other Taxes (as defined below) from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or Holdings shall make such deductions, (iii) such Borrower or Holdings shall pay the full amount deducted to the relevant taxing authority, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), such Borrower or Holdings shall furnish to such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt has been made available to such Borrower or Holdings. If a Borrower or Holdings fails to pay any Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to any Agent or any Lender the required receipts or other required documentary evidence that has been made available to such Borrower or Holdings, such Borrower or Holdings shall indemnify such Agent and such Lender for any incremental Taxes that may become payable by such Agent or such Lender arising out of such failure.

(b) To the extent it is legally able to do so, each Agent or Lender (including an Assignee to which a Lender assigns its interest in accordance with Section 10.07) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (each a “Foreign Lender”) agrees to complete and deliver to the Parent Borrower and the Administrative Agent prior to the date on which the first payment is due hereunder, an accurate, complete and original signed copy of whichever of the following is applicable: (i) Internal Revenue Service Form W-8BEN certifying that it is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments of interest to zero; (ii) Internal Revenue Service Form W-8ECI certifying that the income receivable pursuant to any Loan Document is effectively connected with the conduct of a trade or business in the United States; or (iii) if the Foreign Lender is not (A) a bank described in Section 881(c)(3)(A) of the Code, (B) a 10-percent shareholder described in Section 871(h)(3)(B) of the Code, or (C) a controlled foreign corporation related to the Borrowers within the meaning of Section 864(d) of the Code, a certificate to that effect in substantially the form attached hereto as Exhibit J and an Internal Revenue Service Form W-8BEN, certifying that the Foreign Lender is not a United States person.

(c) Thereafter and from time to time, each such Foreign Lender shall, to the extent it is legally entitled to do so, (i) promptly submit to the Parent Borrower and the Administrative Agent such additional duly completed and signed copies of one or more of such forms or certificates (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available to secure an exemption from or reduction in the rate of U.S. federal withholding tax (A) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (B) after the occurrence of a change in the Foreign Lender’s circumstances requiring a change in the most recent form, certificate or evidence previously delivered by it to the Parent Borrower and the Administrative Agent, and (C) from time to time thereafter if reasonably requested by the Parent Borrower or the Administrative Agent, and (ii) promptly notify the Parent Borrower and the Administrative Agent of any change in the Foreign Lender’s circumstances which would modify or render invalid any claimed exemption or reduction.

(d) Each Agent or Lender that is a “United States person” (within the meaning of Section 7701(a)(3) of the Code) (each a “U.S. Lender”) agrees to complete and deliver to the Parent Borrower and the Administrative Agent an accurate, complete and original signed Internal Revenue Service Form W-9 or successor form certifying that such Agent or Lender is not subject to United States backup withholding tax (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in the Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Parent Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Parent Borrower or the Administrative Agent.

(e) Notwithstanding anything else herein to the contrary, if a Foreign Lender is subject to U.S. federal withholding tax at a rate in excess of zero percent at the time such Lender or such Agent first becomes a party to this Agreement, such U.S. federal withholding tax (including additions to tax, penalties and interest imposed with respect to such U.S. federal withholding tax) shall be considered excluded from Taxes except to the extent the Foreign Lender’s assignor was entitled to additional amounts or indemnity payments prior to the assignment. Further, the Borrowers shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) solely as a result of a change in the place of organization or place of doing business of such Lender or Agent or a change in the Lending Office of such Lender (other than at the written request of the Parent Borrower to change such Lending Office).

(f) The Borrowers agree to pay any and all present or future stamp, court or documentary taxes and any other excise, property, intangible or mortgage recording taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (including additions to tax, penalties and interest related thereto) excluding, in each case, such amounts that result from an Assignment and Assumption, grant of a Participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document, except to the extent that any such change is requested or required in writing by the Parent Borrower (all such non-excluded taxes described in this Section 3.01(f) being hereinafter referred to as “Other Taxes”).

(g) If any Taxes or Other Taxes are directly asserted against any Agent or Lender with respect to any payment received by such Agent or Lender in respect of any Loan Document, such Agent or Lender may pay such Taxes or Other Taxes and the Borrowers will promptly pay such additional amounts so that each of such Agent and such Lender receives an amount equal to the sum it would have received had no such Taxes or Other Taxes been asserted whether or not such Taxes or other Taxes were correctly or legally imposed or asserted. Payments under this Section 3.01(g) shall be made within ten (10) days after the date Parent Borrower receives written demand for payment from such Agent or Lender.

(h) A Participant shall not be entitled to receive any greater payment under Section 3.01 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Parent Borrower’s prior written consent.

(i) If any Lender or Agent determines, in its sole discretion, that it is entitled to receive a refund in respect of any Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrowers pursuant to this Section 3.01, it shall use its reasonable best efforts to receive such refund and upon receipt of any such refund shall promptly remit such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 3.01 with respect to the Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant taxing authority attributable thereto) to the Borrowers, net of all reasonable out of pocket expenses of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrowers, upon the request of the Lender or Agent, as the case may be, agree promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall provide the Parent Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential in its reasonable discretion). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or make available its tax returns or any other information it reasonably deems confidential or require any Lender to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remission or repayments to which it may be entitled.

(j) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (g) with respect to such Lender it will, if requested by the Parent Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions) to mitigate the effect of any such event, including by designating another Lending Office for any Loan or Letter of Credit affected by such event and by completing and delivering or filing any tax related forms which would reduce or eliminate any amount of Taxes or Other Taxes required to be deducted or withheld or paid by Borrowers; provided that such efforts are made at the Borrowers’ expense and on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(j) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.01(a) or (f).

(k) The Borrowers and Administrative Agent may deduct and withhold any taxes required by any Laws to be deducted and withheld from any payment under any of the Loan Documents.

SECTION 3.02. Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund any Eurocurrency Rate Loans, or to determine or charge interest rates based upon the applicable Eurocurrency Rate, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, any obligation of such Lender to make or continue any affected Eurocurrency Rate Loans or to convert Base Rate Loans to such Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Parent Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans and shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all then outstanding affected Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

SECTION 3.03. Inability to Determine Rates. If the Required Lenders determine that by reason of any changes affecting the applicable interbank eurodollar market adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or that deposits are not being offered to banks in the relevant interbank eurodollar market for the applicable amount and the Interest Period of such Eurocurrency Rate Loan, in each case due to circumstances arising on or after the date hereof, the Administrative Agent will promptly so notify the Parent Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain any affected Eurocurrency Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Parent Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

SECTION 3.04. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the date hereof, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes covered by Section 3.01, or which would have been so covered but for an exclusion included therein, (ii) the imposition of, or any change in the rate of, any taxes payable by such Lender and (iii) reserve requirements contemplated by Section 3.04(c)) does not represent the cost to such Lender of complying with the requirements of any applicable Law in relation to its making, funding or maintaining of Eurocurrency Rate Loans, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. At any time when any Eurocurrency Rate Loan is affected by the circumstances described in this Section 3.04(a), the Borrowers may either (i) if the affected Eurocurrency Rate Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Parent Borrower receives any such demand from such Lender or (ii) if the affected Eurocurrency Rate Loan is then outstanding and is denominated in Dollars, upon at least three (3) Business Days’ notice to the Administrative Agent, require the affected Lender to convert such Eurocurrency Rate Loan into a Base Rate Loan, if applicable.

(b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall promptly pay to such Lender such additional amounts as will compensate such Lender for such reduction after receipt of such demand.

(c) The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Parent Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Parent Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

SECTION 3.05. Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense reasonably incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan on a day other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan on the date or in the amount notified by the Parent Borrower;

including any loss or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurocurrency Rate Loan or from fees payable to terminate the deposits from which such funds were obtained.

SECTION 3.06. Matters Applicable to All Requests for Compensation.

(a) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Parent Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or Lender may use any reasonable averaging and attribution methods.

(b) With respect to any Lender’s claim for compensation under Sections 3.01, 3.02, 3.03 or 3.04, the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Parent Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrowers under Section 3.04, the Borrowers may, by notice by the Parent Borrower to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurocurrency Rate Loans, or to convert Base Rate Loans into Eurocurrency Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If any Lender gives notice to the Parent Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares.

SECTION 3.07. Replacement of Lenders under Certain Circumstances.

(a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make Eurocurrency Rate Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Parent Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to and in accordance with Section 10.07(b) (with the assignment fee to be paid by the Borrowers, in the case of clauses (i) and (iii) only) all of its rights and obligations (other than Other Liabilities) under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person; and provided further that in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents. No such replacement shall be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Revolving Credit Notes evidencing such Loans to the Borrowers or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof). Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) the assignee Lender shall purchase, at par, all Loans, accrued interest, accrued fees and other amounts owing to the assigning Lender as of the date of replacement and (C) upon such payment (regardless of whether such replaced Lender has executed an Assignment and Assumption or delivered its Revolving Credit Notes to the Borrowers or the Administrative Agent), the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time when it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d) In the event that (i) the Parent Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders or the Supermajority Lenders in accordance with the terms of Section 10.01 or all the Lenders or the Supermajority Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

SECTION 3.08. Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

Conditions Precedent to Credit Extensions

SECTION 4.01. Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Parent Borrower and the Administrative Agent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i) executed counterparts of this Agreement and the Guaranty;

(ii) a Revolving Credit Note executed by the Borrowers in favor of each Lender that has requested a Revolving Credit Note at least two Business Days in advance of the Closing Date;

(iii) each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with evidence that all other actions, recordings and filings that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(v) an opinion from Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties substantially in the form of Exhibit H-1, an opinion from Sommer Barnard PC, Indiana counsel to the Loan Parties substantially in the form of Exhibit H-2, an opinion from Richards, Layton & Finger, P.A., Delaware counsel to the Loan Parties substantially in the form of Exhibit H-3 and an opinion from Edwards Angell Palmer & Dodge LLP, Florida counsel to the Loan Parties substantially in the form of Exhibit H-4;

(vi) a certificate attesting to the Solvency of the Parent Borrower and its Subsidiaries (taken as a whole) on the Closing Date after giving effect to the Transaction, from the Chief Financial Officer of the Parent Borrower;

(vii) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as loss payee and/or additional insured, as applicable, under each insurance policy with respect to such insurance as to which the Administrative Agent shall have requested to be so named;

(viii) certified copies of the Merger Agreement and schedules thereto, duly executed by the parties thereto, together with all material agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request, each including certification by a Responsible Officer of the Parent Borrower that such documents are in full force and effect as of the Closing Date and that the condition specified in clause (c) below has been satisfied;

(ix) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties; and

(x) a Borrowing Base Certificate, certified as complete and correct in all material respects, which calculates the Borrowing Base as of the last Business Day of the most recent month ended at least 25 days prior to the Closing Date.

(b) All fees and expenses required to be paid hereunder and invoiced on or before the Closing Date shall have been paid in full in cash.

(c) Prior to or substantially simultaneously with the initial Credit Extension on the Closing Date, (i) the Equity Contribution shall have been consummated; and (ii) the Merger shall be consummated in all material respects in accordance with the terms of the Merger Agreement (without giving effect to any amendments or waivers thereto that are materially adverse to the Lenders without the consent of the Arrangers, such consent not to be unreasonably withheld or delayed).

(d) Prior to or substantially simultaneously with the initial Credit Extensions on the Closing Date, the Parent Borrower shall have received at least $2,565,000,000 in gross cash proceeds from the issuance of the Senior Notes and the Senior Subordinated Notes and borrowings under the Senior Interim Loan Facility and the Senior Subordinated Interim Loan Facility.

(e) The Intercreditor Agreement shall have been duly executed and delivered by each party thereto, and shall be in full force and effect.

(f) Prior to or substantially simultaneously with the initial Credit Extensions on the Closing Date, the Parent Borrower shall have terminated the Tender Offer Facility, and the Parent Borrower shall have taken all other necessary actions such that, after giving effect to the Transaction, (i) Holdings, the Parent Borrower and the Restricted Subsidiaries shall have outstanding no Indebtedness or preferred Equity Interests other than (A) the Loans and L/C Obligations, (B) borrowings and letters of credit under the CF Facilities, (C) borrowings under the Senior Interim Loan Facility and the Senior Subordinated Interim Loan Facility and the Senior Notes and the Senior Subordinated Notes, (D) Indebtedness permitted by Section 7.03(b) and (E) the preferred Equity Interests described in subclause (ii) of this clause (f) and (ii) the Parent Borrower shall have outstanding no Equity Interests (or securities convertible into or exchangeable for Equity Interests or rights or options to acquire Equity Interests) other than common stock owned by Holdings and preferred stock owned by Holdings, with terms and conditions reasonably acceptable to the Arrangers to the extent material to the interests of the Lenders.

(g) The Arrangers shall have received (i) the Annual Financial Statements and (ii) the Quarterly Financial Statements.

(h) The Arrangers shall have received the Pro Forma Financial Statements.

(i) The Arrangers shall have received on or prior to the Closing Date all documentation and other information reasonably requested in writing by them at least five business days prior to the Closing Date in order to allow the Arrangers and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than any Protective Advance and any Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

(a) The representations and warranties of the Parent Borrower and each other Loan Party contained in Article V or any other Loan Document (except, in the case of the initial Credit Extensions on the Closing Date, the representations and warranties contained in Sections 5.03, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.14 and 5.15 and in any other Loan Document) shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Except in the case of the initial Credit Extensions on the Closing Date, no Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) After giving effect to any Borrowing or the issuance of any Letter of Credit, Excess Facility Availability shall be not less than zero.

(e) If a Liquidity Event as to which the Administrative Agent has notified the Parent Borrower thereof is in effect at the time of, or would exist after giving effect to, such requested Credit Extension, the Fixed Charge Coverage Ratio for the Test Period immediately preceding such Credit Extension, after giving effect Pro Forma Effect to such Credit Extension, would be not less than 1.0 to 1.0 (the “Liquidity Event Condition”) and the Parent Borrower shall have provided the Administrative Agent a certificate of a Responsible Officer of the Parent Borrower demonstrating compliance with such ratio.

Each Request for Credit Extension (other than any Protective Advance and any Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

SECTION 4.03. Right to Cure Liquidity Event Condition. (a) Notwithstanding anything to the contrary contained in Section 4.02(e), in the event that the Borrowers fail to satisfy the Liquidity Event Condition, Holdings shall have the right to issue any Qualified Equity Interests of Holdings for cash or otherwise receive cash contributions to the capital of Holdings, and, in each case, to contribute any such cash to the capital of the Parent Borrower (collectively, the “Cure Right”), and upon the receipt by the Parent Borrower of such cash (the “Cure Amount”) pursuant to the exercise by Holdings of such Cure Right the Liquidity Event Condition shall be recalculated giving effect to the following pro forma adjustments:

(i) Consolidated EBITDA shall be increased, solely for the purpose of determining whether the Liquidity Event Condition shall have been satisfied and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii) if, after giving effect to the foregoing recalculations, the Borrowers shall satisfy the Liquidity Event Condition, then the conditions to the applicable requested extension of credit shall be deemed satisfied, provided that all other conditions set forth in Section 4.02 shall have been satisfied in connection therewith.

(b) Notwithstanding anything herein to the contrary, (i) in each four-fiscal-quarter period there shall be at least one fiscal quarter in which the Cure Right is not exercised and (ii) for purposes of this Section 4.03, the Cure Amount shall be no greater than the amount required for purposes of satisfying the Liquidity Event Condition.

ARTICLE V

Representations and Warranties

Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

SECTION 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Material Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing, or has taken actions necessary for it to be in good standing, under the Laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction), (b) has all corporate or other organizational power and authority to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (to the extent such concept exists) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all applicable Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party nor the consummation of the Transaction will (a) contravene the terms of any of such Person’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.03. Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

SECTION 5.05. Financial Statements; No Material Adverse Effect.

(a) (i) The Annual Financial Statements and the Quarterly Financial Statements fairly present in all material respects the financial condition of the Parent Borrower and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Quarterly Financial Statements, to changes resulting from audit, normal year end audit adjustments and the absence of footnotes.

(ii) The unaudited pro forma consolidated balance sheet of the Parent Borrower and its Subsidiaries as at May 31, 2007 (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unaudited pro forma consolidated statement of operations of the Parent Borrower and its Subsidiaries for the 12-month period ending on such date (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Annual Financial Statements and the Quarterly Financial Statements and have been prepared in good faith, based on assumptions believed by the Parent Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of the Parent Borrower and its Subsidiaries as at May 31, 2007 and their estimated results of operations for the period covered thereby.

(b) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(c) The forecasts of consolidated balance sheets, income statements and cash flow statements of the Parent Borrower and its Subsidiaries for each fiscal year ending after the Closing Date until the fifth anniversary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date, and all Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts.

SECTION 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Parent Borrower, overtly threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Parent Borrower or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

SECTION 5.07. Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any of the Parent Borrower or its Subsidiaries pending or, to the knowledge of the Parent Borrower, threatened; (b) hours worked by and payment made based on hours worked to employees of each of the Parent Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters; and (c) all payments due from any of the Parent Borrower or its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.

SECTION 5.08. Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09. Environmental Matters.

(a) Except as could not reasonably be expected to have a Material Adverse Effect, (i) each Loan Party and each of its Subsidiaries is in compliance with all Environmental Laws in all jurisdictions in which each Loan Party and each of its Subsidiaries, as the case may be, is currently doing business (including having obtained all Environmental Permits) and (ii) none of the Loan Parties or any of their respective Subsidiaries has become subject to any pending, or to the knowledge of the Parent Borrower, threatened Environmental Claim or any other Environmental Liability.

(b) None of the Loan Parties or any of their respective Subsidiaries has treated, stored, transported or disposed of Hazardous Materials at or from any currently or formerly operated real estate or facility relating to its business in a manner that would reasonably be expected to have a Material Adverse Effect.

SECTION 5.10. Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings, the Parent Borrower and its Subsidiaries have timely filed all Federal and state and other tax returns and reports required to be filed, and have timely paid all Federal and state and other taxes, assessments, fees and other governmental charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

SECTION 5.11. ERISA Compliance.

(a) Except as set forth in Schedule 5.11(a) or as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b) (i) No ERISA Event has occurred within the one-year period prior to the date on which this representation is made or deemed made; (ii) no Pension Plan has an “accumulated funding deficiency” (as defined in Section 412 of the Code), whether or not waived and, on and after the effectiveness of the Pension Act, no Pension Plan has failed to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan; (iii) none of Holdings, the Parent Borrower or any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) none of Holdings, the Parent Borrower or any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (v) none of Holdings, the Parent Borrower or any of their respective ERISA Affiliates has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) Except where noncompliance or the incurrence of a material obligation would not reasonably be expected to result in a Material Adverse Effect, each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders, and neither Holdings nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) the present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is required to be funded, determined as of the end of the most recently ended fiscal year of a Loan Party or Subsidiary (based on the actuarial assumptions used for purposes of the applicable jurisdiction’s financial reporting requirements), did not exceed the current value of the assets of such Foreign Plan, and (ii) for each Foreign Plan which is not required to be funded, the obligations of such Foreign Plan are properly accrued.

SECTION 5.12. Subsidiaries. As of the Closing Date, neither Holdings nor any Borrower has any Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests in Holdings, the Parent Borrower and the Material Subsidiaries have been validly issued and are fully paid and nonassessable, and all Equity Interests owned by Holdings or any Borrower are owned free and clear of all security interests of any person except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Subsidiary, (b) sets forth the ownership interest of Holdings, the Parent Borrower and any other Subsidiary in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement.

SECTION 5.13. Margin Regulations; Investment Company Act.

(a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U.

(b) No Borrower is an “investment company” under the Investment Company Act of 1940.

SECTION 5.14. Disclosure. None of the factual information and data heretofore or contemporaneously furnished in writing by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make such factual information and data (taken as a whole), in the light of the circumstances under which it was delivered, not materially misleading; it being understood that for purposes of this Section 5.14, such factual information and data shall not include projections and pro forma financial information or information of a general economic or general industry nature.

SECTION 5.15. Intellectual Property; Licenses, Etc. The Parent Borrower and the Restricted Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, servicemarks, trade names, copyrights, technology, software, know-how database rights, rights of privacy and publicity, licenses and other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Parent Borrower, the operation of the respective businesses of the Parent Borrower or any of its Subsidiaries as currently conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person except for such infringements, misuses, misappropriations or violations individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Parent Borrower, threatened against any Loan Party or Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

SECTION 5.16. Solvency. On the Closing Date after giving effect to the Transaction the Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 5.17. Subordination of Junior Financing. The Obligations are “Designated Senior Debt,” “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, the Senior Subordinated Notes Indenture, the Senior Subordinated Interim Loan Credit Agreement, the Senior Subordinated Exchange Notes Indenture, any indenture governing any senior subordinated notes issued in a Permitted Refinancing of the Senior Subordinated Interim Loan Facility or the Senior Subordinated Exchange Notes and any Permitted Subordinated Notes Documentation.

ARTICLE VI

Affirmative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than Other Liabilities) hereunder that is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Parent Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

SECTION 6.01. Financial Statements; and Borrowing Base Certificates. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Parent Borrower, a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent Borrower (commencing with the fiscal quarter ended August 31, 2007), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes;

(c) within ninety (90) days after the end of each fiscal year (beginning with the fiscal year ending May 31, 2008) of the Parent Borrower, a reasonably detailed consolidated budget for the following fiscal year as customarily prepared by management of the Parent Borrower for its internal use (including a projected consolidated balance sheet of the Parent Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material;

(d) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements;

(e) on or prior to the 25th day of each calendar month, beginning with the earlier of (i) April, 2008 and (ii) the month during which the initial Borrowing hereunder is made (or, in the case of this clause (ii), if the initial Borrowing hereunder is made after the 25th day of such month, the following month), a Borrowing Base Certificate showing the Borrowing Base and the calculation of Excess Facility Availability, in each case as of the close of business on the last day of the immediately preceding calendar month (or, at the option of the Parent Borrower, as of a more recent date) each such Borrowing Base Certificate to be certified as complete and correct in all material respects on behalf of the Parent Borrower by a Responsible Officer of the Parent Borrower (each a “Monthly Borrowing Base Certificate”); and, solely during the continuance of a Weekly Monitoring Event, a Borrowing Base Certificate showing the Parent Borrower’s reasonable estimate (which shall be based on the most current accounts receivable aging reasonably available and shall be calculated in a consistent manner with the most recent Monthly Borrowing Base Certificates delivered pursuant to this Section) of the Borrowing Base (but not the calculation of Excess Facility Availability) as of the close of business on the last day of the immediately preceding calendar week, unless the Administrative Agent otherwise agrees, shall be furnished on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day); provided that any Borrowing Base Certificate delivered pursuant to this Section 6.01(e) other than with respect to month’s end may be based on such estimates by the Parent Borrower as the Parent Borrower may deem necessary;

(f) at the time of the delivery of the Monthly Borrowing Base Certificate provided for in Section 6.01(e), the Parent Borrower shall provide Inventory reports by category and location, together with a reconciliation to the corresponding Borrowing Base Certificate, a reasonably detailed calculation of Eligible Inventory, and a reconciliation of the Borrowers’ Inventory between the amounts shown in the Parent Borrower’s stock ledger and any Inventory reports delivered pursuant to this clause (f); provided, that any Borrowing Base Certificate delivered other than with respect to month’s end may be based on such estimates by the Borrowers of Shrink and other amounts as the Borrowers may deem necessary; and

(g) at the time of the delivery of the Monthly Borrowing Base Certificate provided for in Section 6.01(e), the Parent Borrower shall provide a current accounts receivable aging along with a reconciliation between the amounts that appear on such aging and the amount of accounts receivable presented on the concurrently delivered balance sheet.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Parent Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any direct or indirect parent of the Parent Borrower that holds all of the Equity Interests of the Parent Borrower or (B) the Parent Borrower’s or such entity’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to a parent of the Parent Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Parent Borrower (or such parent), on the one hand, and the information relating to the Parent Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of Ernst & Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

Any financial statements required to be delivered pursuant to Section 6.01(b) prior to the first date of delivery of financial statements pursuant to Section 6.01(a) following the Closing Date shall not be required to contain all purchase accounting adjustments relating to the Transaction to the extent it is not practicable to include any such adjustments in such financial statements.

SECTION 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent Borrower;

(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings or the Parent Borrower files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02;

(c) promptly after the furnishing thereof, copies of any material statements or material reports furnished to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the terms of the CF Credit Agreement, the Senior Interim Loan Credit Agreement, the Senior Subordinated Interim Loan Credit Agreement, the Senior Notes Indenture, the Senior Subordinated Notes Indenture, the Exchange Notes Indentures or any Permitted Subordinated Notes Documentation, in each case, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount and not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02;

(d) together with the delivery of the financial statements pursuant to Section 6.01(a) and each Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (iii) a list of each Subsidiary of the Parent Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list; and

(e) promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower posts such documents, or provides a link thereto on the Parent Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Parent Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Parent Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Parent Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein to the contrary, in every instance the Parent Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

The Borrowers hereby acknowledge that (a) the Administrative Agent, the Syndication Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Parent Borrower or its securities) (each, a “Public Lender”). The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Syndication Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Parent Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

SECTION 6.03. Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default; and

(b) of (i) any dispute, litigation, investigation or proceeding between any Loan Party and any Governmental Authority, (ii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws or in respect of IP Rights, the occurrence of any noncompliance by any Loan Party or any of its Subsidiaries with, or liability under, any Environmental Law or Environmental Permit, or (iii) the occurrence of any ERISA Event that, in any such case, has resulted or would reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Parent Borrower (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto.

SECTION 6.04. Payment of Obligations. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (i) any such tax, assessment, charge or levy is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or (ii) the failure to pay or discharge the same would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization and (b) take all reasonable action to maintain all corporate rights and privileges (including its good standing) except, in the case of (a) or (b), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect or pursuant to a transaction permitted by Article VII.

SECTION 6.06. Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted and consistent with past practice.

SECTION 6.07. Maintenance of Insurance. Maintain with insurance companies that the Parent Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Parent Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons; provided that, notwithstanding the foregoing, in no event shall the Parent Borrower or any Restricted Subsidiary be required to obtain or maintain insurance that is more restrictive than its normal course of practice.

SECTION 6.08. Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property, except if the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.09. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Parent Borrower or such Restricted Subsidiary, as the case may be.

SECTION 6.10. Inspection Rights.

(a) Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom (other than the records of the Board of Directors of such Loan Party or such Restricted Subsidiary) and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Parent Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Parent Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Parent Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Parent Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Parent Borrower the opportunity to participate in any discussions with the Parent Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Parent Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.

(b) Independently of or in connection with the visits and inspections provided for in clause (a) above, but not more than twice a year (unless required by applicable law or an Event of Default or Liquidity Event has occurred and is continuing) upon the request of the Administrative Agent after reasonable prior notice, the Parent Borrower will, and will cause each Restricted Subsidiary that is a Borrower to, permit the Administrative Agent or professionals reasonably acceptable to the Parent Borrower (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, (i) of the Parent Borrower’s practices in the computation of the Borrowing Base, and (ii) inspecting, verifying and auditing the Collateral. The Parent Borrower shall pay the reasonable, documented, out-of-pocket fees and expenses of the Administrative Agent or such professionals with respect to such evaluations and appraisals.

SECTION 6.11. Additional Borrowers and Covenant to Give Security. At the Borrowers’ expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a) upon the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Unrestricted Subsidiary or an Excluded Subsidiary) by any Loan Party (unless such Material Domestic Subsidiary does not provide a guarantee of the obligations under the CF Facilities), the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Material Domestic Subsidiary as a Restricted Subsidiary or any Domestic Subsidiary becoming a wholly owned Material Domestic Subsidiary:

(i) within forty five (45) days after such formation, acquisition or designation or such longer period as the Administrative Agent may agree in its reasonable discretion:

(A) cause each such Material Domestic Subsidiary that is required to become a Subsidiary Borrower pursuant to clause (c) below to duly execute and deliver to the Administrative Agent Security Agreement Supplements and other security agreements and documents, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with Security Agreement and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(B) take and cause such Material Domestic Subsidiary and each direct or indirect parent of such Material Domestic Subsidiary that is required to become a Subsidiary Borrower pursuant to clause (c) below to take whatever action (including the filing of Uniform Commercial Code financing statements) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law), and

(ii) within forty-five (45) days after the request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Borrowers reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request.

(b) the Borrowers shall obtain the security interests set forth on Schedule 1.01A on or prior to the dates corresponding to such security interests set forth on Schedule 1.01A.

(c) Subject to any applicable limitations set forth in the Collateral Documents, the Parent Borrower will cause each direct or indirect Material Domestic Subsidiary (excluding any Excluded Subsidiary) formed or otherwise purchased or acquired after the date hereof (including pursuant to a Permitted Acquisition) and each other Material Domestic Subsidiary that ceases to constitute an Excluded Subsidiary, to execute a joinder to this Agreement in order to become a Subsidiary Borrower hereunder.

(d) In the event any Subsidiary Borrower is released from its guarantee under the CF Facilities, it shall be released from its Obligations hereunder, in which case any pledge or security interest granted by it under the Collateral Documents shall also be released.

Notwithstanding anything to the contrary, the Lenders shall have received at least five (5) Business Days’ notice of any entity becoming a Subsidiary Borrower hereunder.

SECTION 6.12. Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and, (c) in each case to the extent required by applicable Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all applicable Environmental Laws.

SECTION 6.13. Further Assurances. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document, promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents.

SECTION 6.14. Designation of Subsidiaries. The board of directors of the Parent Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary that is a Securitization Subsidiary (as defined in the CF Agreement) in connection with the establishment of a Qualified Securitization Financing (as defined in the CF Agreement), immediately after giving effect to such designation, the Senior Secured Leverage Ratio for the Test Period immediately preceding such designation is less than or equal to 4.5 to 1.0 (calculated on a Pro Forma Basis) (and, as a condition precedent to the effectiveness of any such designation, the Parent Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating satisfaction of such test) and (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Senior Notes, the Senior Subordinated Notes, the Exchange Notes or any other Junior Financing or any other Indebtedness of any Loan Party. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower therein at the date of designation in an amount equal to the net book value of the Parent Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

SECTION 6.15. Cash Management Systems.

(a) Annexed hereto as Schedule 6.15(a) is a schedule of all DDAs, that are maintained by the Borrowers, which Schedule includes, with respect to each depository (i) the name and address of such depository; (ii) the account number(s) maintained with such depository; and (iii) a contact person at such depository.

(b) Within ninety (90) days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole reasonable discretion), each Borrower shall enter into a blocked account agreement (each, a “Blocked Account Agreement”), reasonably satisfactory to the Administrative Agent, with respect to the DDAs existing as of the Closing Date listed on Schedule 6.15(c) attached hereto (collectively, the “Blocked Accounts”). Each Borrower hereby agrees that, once the Blocked Account Agreements are entered into, all cash received by such Borrower in any DDA that is not a Blocked Account (other than (i) petty cash accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $250,000 or exceed $50,000 with respect to any one account (or in each case, such greater amounts to which the Administrative Agent may agree), and (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business and required by Applicable Law) will be promptly transferred into a Blocked Account. After entering into the Blocked Account Agreement, there shall be at all times thereafter at least one Blocked Account.

(c) Each Blocked Account Agreement entered into by a Borrower shall permit the Administrative Agent to instruct the depository, after the occurrence and during the continuance of a Cash Dominion Event (and delivery of notice thereof from the Administrative Agent), to transfer on each Business Day of all available cash receipts to the concentration account maintained by the Administrative Agent at Bank of America (the “Concentration Account”), from:

(i) the sale of Inventory and other Collateral;

(ii) all proceeds of collections of Accounts; and

(iii) each Blocked Account (including all cash deposited therein from each DDA).

If, at any time during the continuance of a Cash Dominion Event, any cash or Cash Equivalents owned by any Borrower (other than (i) petty cash accounts funded in the ordinary course of business, the deposits in which shall not aggregate more than $250,000 or exceed $50,000 with respect to any one account (or in each case, such greater amounts to which the Administrative Agent may agree), and (ii) payroll, trust and tax withholding accounts funded in the ordinary course of business and required by Applicable Law) are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement (or a DDA which is swept daily to a Blocked Account), the Administrative Agent may require the applicable Borrower to close such account and have all funds therein transferred to a Blocked Account, and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement. In addition to the foregoing, during the continuance of a Cash Dominion Event, at the request of the Administrative Agent, the Borrowers shall provide the Administrative Agent with an accounting of the contents of the Blocked Accounts, which shall identify, to the reasonable satisfaction of the Administrative Agent, the proceeds from the Collateral which were deposited into a Blocked Account and swept to the Concentration Account.

(d) The Borrowers may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements (except with respect to any payroll, trust, and tax withholding accounts or unless expressly waived by the Administrative Agent) consistent with and to the extent required by the provisions of this Section 6.15 and otherwise reasonably satisfactory to the Administrative Agent. The Borrowers shall furnish the Administrative Agent with prior written notice of its intention to open or close a Blocked Account and the Administrative Agent shall promptly notify the Parent Borrower as to whether the Administrative Agent shall require a Blocked Account Agreement with the Person with whom such account will be maintained.

(e) The Borrowers may also maintain one or more disbursement accounts to be used by the Borrowers for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder.

(f) The Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. Each Borrower hereby acknowledges and agrees that (i) such Borrower has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times continue to be collateral security for all of the Obligations, and (iii) the funds on deposit in the Concentration Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.15, during the continuation of a Cash Dominion Event, any Borrower receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Borrower for the Administrative Agent, shall not be commingled with any of such Borrower’s other funds or deposited in any account of such Borrower and shall promptly be deposited into the Concentration Account or dealt with in such other fashion as such Borrower may be instructed by the Administrative Agent.

(g) So long as no Cash Dominion Event has occurred and is continuing, the Borrowers may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts.

(h) Any amounts received in the Concentration Account at any time when all of the Obligations then due have been and remain fully repaid shall be remitted to the operating account of the Borrowers maintained with the Administrative Agent.

(i) The Administrative Agent shall promptly (but in any event within one Business Day) furnish written notice to each Person with whom a Blocked Account is maintained of any termination of a Cash Dominion Event.

(j) The following shall apply to deposits and payments under and pursuant to this Agreement:

(i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that such deposit is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m. New York City time, on that Business Day);

(ii) Funds paid to the Administrative Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is available to the Administrative Agent by 4:00 p.m. on that Business Day (except that if the Obligations are being paid in full, by 2:00 p.m. New York City time, on that Business Day);

(iii) If a deposit to the Concentration Account or payment is not available to the Administrative Agent until after 4:00 p.m. on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 a.m. on the then next Business Day;

(iv) If any item deposited to the Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the applicable Loan Account and the Borrowers shall indemnify the Secured Parties against all reasonable out-of-pocket claims and losses resulting from such dishonor or return;

(v) All amounts received under this Section 6.15 shall be applied in the manner set forth in Section 8.03.

ARTICLE VII

Negative Covenants

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than Other Liabilities) hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized), the Parent Borrower shall not (and, solely with respect to Section 7.14, Holdings shall not), nor shall the Parent Borrower permit any Restricted Subsidiary to, directly or indirectly:

SECTION 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens created pursuant to any Loan Document;

(b) Liens existing on the date hereof; provided that any Lien securing Indebtedness in excess of (x) $10,000,000 individually or (y) $35,000,000 in the aggregate (when taken together with all other Liens outstanding in reliance on this clause (b) that are not set forth on Schedule 7.01(b)) shall only be permitted to the extent such Lien is listed on Schedule 7.01(b);

(c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP;

(d) statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business, so long as, in each case, such Liens arise in the ordinary course of business;

(e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Parent Borrower or any Restricted Subsidiaries;

(f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting real property that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Parent Borrower and its Subsidiaries, taken as a whole, and any exception on the title policies issued in connection with the Mortgaged Property (as defined in the CF Credit Agreement);

(h) Liens arising from judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(g);

(i) (i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (A) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits and (C) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (ii) Liens on assets of Restricted Subsidiaries that are Non-Loan Parties securing Indebtedness of such Restricted Subsidiaries permitted pursuant to Section 7.03(n);

(j) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Parent Borrower and its Subsidiaries, taken as a whole, or (ii) secure any Indebtedness;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and that are within the general parameters customary in the banking industry;

(m) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) or Section 7.02(o) to be applied against the purchase price for such Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(n) Liens on property of any Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary incurred pursuant to Section 7.03(b), Section 7.03(g), Section 7.03(n) or Section 7.03(v);

(o) Liens in favor of the Parent Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(d);

(p) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the date hereof (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e) or (g);

(q) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(r) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(s) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02 and reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts maintained in the ordinary course of business and not for speculative purposes;

(t) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Parent Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower and the Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Parent Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(u) Liens solely on any cash earnest money deposits made by the Parent Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v) (i) Liens on the Equity Interests of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition and (ii) Liens on the assets of such Restricted Subsidiary and any of its Subsidiaries to secure Indebtedness (or to secure a Guarantee of such Indebtedness) incurred pursuant to Section 7.03(g) in connection with such Permitted Acquisition;

(w) ground leases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its Subsidiaries are located;

(x) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings;

(y) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(z) Liens securing Indebtedness under the CF Credit Agreement (or any Permitted Refinancing in respect thereof); provided such Liens are subject to the Intercreditor Agreement (or, in the case of any Permitted Refinancing thereof, another intercreditor agreement containing terms that are at least as favorable to the Secured Parties as those contained in the Intercreditor Agreement);

(aa) [Reserved];

(bb) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Parent Borrower and its Subsidiaries, taken as a whole;

(cc) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(dd) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i), (p) and (v) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03(e), and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03; and

(ee) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $300,000,000 and 2.75% of Total Assets, in each case determined as of the date of incurrence.

Notwithstanding the foregoing, the Parent Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien on any Collateral other than (i) Liens securing the Obligations, (ii) Liens otherwise permitted by Sections 7.01(a), (c), (d), (e), (g), (h), (j), (k), (q), (t), (w), (z), (bb), (cc) and (dd) (in the case of Liens permitted under Section 7.01(dd), solely to the extent they relate to Liens permitted under Section 7.01(z)) and (iii) additional Liens permitted hereunder pursuant to any other clause of Section 7.01 (other than clause (aa)) attaching to Collateral having an aggregate fair value not to exceed $20,000,000 at any time outstanding.

SECTION 7.02. Investments. Make or hold any Investments, except:

(a) Investments by the Parent Borrower or any of the Restricted Subsidiaries in assets that are Cash Equivalents or Investment Grade Securities;

(b) loans or advances to officers, directors and employees of Holdings (or any direct or indirect parent thereof), the Parent Borrower and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Parent Borrower (or any direct or indirect parent thereof; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Parent Borrower in cash) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding under this clause (iii) not to exceed $10,000,000;

(c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;

(d) Investments (i) by any Borrower in any other Borrower, (ii) by any Restricted Subsidiary that is not a Borrower in any other Restricted Subsidiary that is not a Borrower, (iii) by any Restricted Subsidiary that is not a Borrower in any Borrower, (iv) by any Borrower in any Restricted Subsidiary that is not a Borrower; provided that (A) any such Investments made pursuant to this clause (iv) in the form of intercompany loans shall be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (it being understood and agreed that any Investments permitted under this clause (iv) that are not so evidenced as of the Closing Date are not required to be so evidenced and pledged until the date that is ninety (90) days after the Closing Date) and (B) any such Investments made pursuant to this clause (iv) shall only be permitted if the Payment Conditions are satisfied and (v) made or arising in connection with the Restructuring.

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03 (other than 7.03(d)), 7.04, 7.05 and 7.06, respectively;

(g) Investments (i) existing on the date hereof or made pursuant to legally binding written contracts in existence on the date hereof or (ii) contemplated on the date hereof and, in each case, set forth on Schedule 7.02(g) and any modification, replacement, renewal, reinvestment or extension of any of the foregoing; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by another clause of this Section 7.02;

(h) Investments in Swap Contracts permitted under Section 7.03;

(i) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a wholly owned Subsidiary of the Parent Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.02(j) (each, a “Permitted Acquisition”):

(A) to the extent required by the Collateral and Guarantee Requirement and the Collateral Documents, the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary (and, to the extent required under the Collateral and Guarantee Requirement, the Subsidiaries of such created or acquired Subsidiary) shall be Borrowers and shall have complied with the requirements of Section 6.11, within the times specified therein (for the avoidance of doubt, this clause (A) shall not override any provisions of the Collateral and Guarantee Requirement);

(B) to the extent such Investments are made in Persons that do not become Loan Parties, the Payment Conditions shall have been satisfied;

(C) the acquired property, assets, business or Person is in a business permitted under Section 7.07;

(D) (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition, the Senior Secured Leverage Ratio for the Test Period immediately preceding such purchase or other acquisition is less than or equal to 6.0 to 1.0 (calculated on a Pro Forma Basis) and, satisfaction of such test shall be evidenced by a certificate from the Chief Financial Officer of the Parent Borrower demonstrating such satisfaction calculated in reasonable detail; and

(E) the Parent Borrower shall have delivered to the Administrative Agent, on behalf of the Lenders, no later than five (5) Business Days after the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (j) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;

(k) the Transaction;

(l) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers consistent with past practices;

(m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(n) loans and advances to Holdings (or any direct or indirect parent thereof) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such direct or indirect parent) in accordance with Section 7.06(f) or (g);

(o) so long as the Payment Conditions have been satisfied, other Investments;

(p) [Reserved];

(q) advances of payroll payments to employees in the ordinary course of business;

(r) Investments to the extent that payment for such Investments is made solely with Equity Interests of the Parent Borrower (or by any direct or indirect parent thereof);

(s) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a Person merged into the Parent Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(t) Guarantees by the Parent Borrower or any of the Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(u) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business;

(v) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors in the ordinary course;

(w) [Reserved];

(x) [Reserved];

(y) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment made pursuant to clauses (d)(iv), (j)(B), (o) or (p) of this Section 7.02; and

(z) other Investments that, together with any Restricted Payments made pursuant to Section 7.06(o) and payments made pursuant to Section 7.12(a)(i)(E), do not exceed in the aggregate at any time outstanding $75,000,000.

SECTION 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, provided that the Parent Borrower may incur Indebtedness and any Restricted Subsidiary may incur Indebtedness if (x) immediately before and after such incurrence, no Default shall have occurred and be continuing and (y) the Total Leverage Ratio for the Test Period immediately preceding such incurrence would be less than or equal to 7.5 to 1.0 (calculated on a Pro Forma Basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been incurred and the application of the proceeds therefrom had occurred on the first day of such Test Period); provided that Restricted Subsidiaries that are Non-Loan Parties may not incur Indebtedness pursuant to the foregoing exception in an aggregate principal amount at any time outstanding in excess of the greater of $300,000,000 and 2.75% of Total Assets, in each case determined at the time of incurrence. The limitations set forth in the immediately preceding sentence shall not apply to any of the following items:

(a) Indebtedness of the Parent Borrower and the Restricted Subsidiaries under the Loan Documents;

(b) (i) Indebtedness existing on the date hereof; provided that any Indebtedness that is in excess of (x) $10,000,000 individually or (y) $35,000,000 in the aggregate (when taken together with all other Indebtedness outstanding in reliance on this clause (b) that is not set forth on Schedule 7.03(b)) shall only be permitted under this clause (b) to the extent such Indebtedness is set forth on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the date hereof;

(c) Guarantees by the Parent Borrower and the Restricted Subsidiaries in respect of Indebtedness of the Parent Borrower or any of the Restricted Subsidiaries otherwise permitted hereunder (except that a Restricted Subsidiary that is not a Loan Party may not, by virtue of this Section 7.03(c), Guarantee Indebtedness that such Restricted Subsidiary could not otherwise incur under this Section 7.03); provided that (A) no Guarantee by any Restricted Subsidiary of the Senior Subordinated Notes or any other Junior Financing shall be permitted unless such Restricted Subsidiary shall have also become a Subsidiary Borrower hereunder and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of the Parent Borrower or any of the Restricted Subsidiaries owing to the Parent Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that, all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the subordination terms set forth in Section 5.03 of the Security Agreement;

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets; provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness arising out of sale-leaseback transactions, (iii) Indebtedness arising under Capitalized Leases other than those in effect on the date hereof or entered into pursuant to subclauses (i) and (ii) of this clause (e) and, in each case, any Permitted Refinancing thereof; provided that the aggregate principal amount of Indebtedness at any one time outstanding incurred pursuant to this clause (e) shall not exceed the greater of $250,000,000 and 2.25% of Total Assets, in each case determined at the time of incurrence;

(f) Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates or commodities pricing risks and not for speculative purposes and Guarantees thereof;

(g) Indebtedness of the Parent Borrower or any Restricted Subsidiary (i) assumed in connection with any Permitted Acquisition or (ii) incurred to finance a Permitted Acquisition, in each case, that is secured only by the assets or business acquired in the applicable Permitted Acquisition (including any acquired Equity Interests) (and any Permitted Refinancing of the foregoing) and so long as the aggregate principal amount of such Indebtedness and all Indebtedness resulting from any Permitted Refinancing thereof at any time outstanding pursuant to this paragraph (g) does not exceed the greater of $200,000,000 and 2.0% of Total Assets, in each case determined at the time of incurrence;

(h) [Reserved];

(i) Indebtedness representing deferred compensation to employees of the Parent Borrower and its Subsidiaries incurred in the ordinary course of business;

(j) Indebtedness to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Parent Borrower (or any direct or indirect parent thereof) permitted by Section 7.06;

(k) Indebtedness incurred by the Parent Borrower or any of the Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;

(l) Indebtedness consisting of obligations of the Parent Borrower and the Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transaction and Permitted Acquisitions or any other Investment expressly permitted hereunder;

(m) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof;

(n) Indebtedness in an aggregate principal amount at any time outstanding not to exceed the greater of $550,000,000 and 5.0% of Total Assets, in each case determined at the time of incurrence; provided that a maximum of the greater of $300,000,000 and 2.75% of Total Assets in aggregate principal amount of such Indebtedness may be incurred by Non-Loan Parties, in each case determined at the time of incurrence;

(o) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(p) Indebtedness incurred by the Parent Borrower or any of the Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(q) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Parent Borrower or any of the Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(r) [Reserved];

(s) [Reserved];

(t) Indebtedness in an aggregate principal amount not to exceed the greater of $4,375,000,000 and such amount such that the Senior Secured Leverage Ratio for the immediately preceding Test Period is less than or equal to 4.50 to 1.00 at the time of incurrence (calculated on a Pro Forma Basis) at any time outstanding under the CF Facilities and any Permitted Refinancing thereof;

(u) (i) Indebtedness (A) under the Senior Interim Loan Facility, (B) under the Senior Subordinated Interim Loan Facility and (C) in respect of the Senior Notes, the Senior Subordinated Notes and the Exchange Notes (including any guarantees thereof), the exchange notes and related exchange guarantees to be issued in exchange for such Senior Notes, Senior Subordinated Notes and Exchange Notes pursuant to the respective registration rights agreement entered into in connection with the issuance of such Senior Notes, the Senior Subordinated Notes and the Exchange Notes; provided that the aggregate principal amount at any time outstanding of the Indebtedness incurred pursuant to this clause (u)(i) shall not exceed $2,565,000,000 plus any increase in the aggregate principal amount thereof arising from the payment of interest in kind and (ii) in each case, any Permitted Refinancing thereof;

(v) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (v) and then outstanding, does not exceed $50,000,000;

(w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above and (x) through (z) below;

(x) Guarantees incurred in the ordinary course of business in respect of obligations to suppliers, customers, franchisees, lessors and licensees;

(y) Indebtedness incurred in the ordinary course of business in respect of obligations of the Parent Borrower or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; and

(z) Indebtedness in respect of (i) Permitted Subordinated Notes to the extent the Net Cash Proceeds (as defined in the CF Credit Agreement) therefrom are immediately after the receipt thereof, offered to prepay indebtedness of the Parent Borrower to the extent required by the CF Credit Agreement and (ii) any Permitted Refinancing of the foregoing.

Notwithstanding the foregoing, no Restricted Subsidiary that is a Non-Loan Party will guarantee any Indebtedness for borrowed money of a Loan Party unless such Restricted Subsidiary becomes a Borrower.

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.

For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (b) through (z) (other than clauses (t) and (u)) above, the Parent Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (i) all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred on such date in reliance only on the exception in clause (a) of Section 7.03, (ii) all Indebtedness outstanding under the CF Facilities will be deemed to have been incurred on such date in reliance only on the exception of clause (t) of Section 7.03 and (iii) all Indebtedness outstanding under the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Senior Notes, the Senior Subordinated Notes and the Exchange Notes will be deemed to have been incurred on such date in reliance only on the exception of clause (u) of Section 7.03.

The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03.

SECTION 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a) Holdings or any Restricted Subsidiary may merge or consolidate with the Parent Borrower (including a merger, the purpose of which is to reorganize the Parent Borrower into a new jurisdiction); provided that (x) the Parent Borrower shall be the continuing or surviving Person, (y) such merger or consolidation does not result in the Parent Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia and (z) in the case of a merger or consolidation of Holdings with and into the Parent Borrower, Holdings shall have no direct Subsidiaries at the time of such merger or consolidation other than the Parent Borrower and, after giving effect to such merger or consolidation, the direct parent of the Parent Borrower shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent;

(b) (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary of the Parent Borrower that is not a Loan Party and (ii) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Parent Borrower determines in good faith that such action is in the best interests of the Parent Borrower and its Restricted Subsidiaries and if not materially disadvantageous to the Lenders;

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Parent Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment or giving rise to the incurrence of Indebtedness, such Investment must be a permitted Investment in or such Indebtedness must be Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively;

(d) so long as no Default exists or would result therefrom, the Parent Borrower may merge with any other Person; provided that (i) the Parent Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Parent Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Borrower shall expressly assume all the obligations of the Parent Borrower under this Agreement and the other Loan Documents to which the Parent Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Subsidiary Borrower, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under this Agreement, and (D) the Parent Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement;

(e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge or consolidate with any other Person (i) in order to effect an Investment permitted pursuant to Section 7.02 or (ii) for any other purpose; provided that (A) the continuing or surviving Person shall be the Parent Borrower or a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the applicable requirements of Section 6.11; and (B) in the case of subclause (ii) only, if (1) the merger or consolidation involves a Subsidiary Borrower and such Subsidiary Borrower is not the surviving Person, the surviving Restricted Subsidiary shall expressly assume all the obligations of such Subsidiary Borrower under this Agreement and the other Loan Documents to which the Subsidiary Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and (2) the Senior Secured Leverage Ratio for the Test Period immediately preceding such merger or consolidation is less than or equal to 4.5 to 1.0 (calculated on a Pro Forma Basis);

(f) the Merger may be consummated; and

(g) so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

SECTION 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Parent Borrower and the Restricted Subsidiaries;

(b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned in the ordinary course of business);

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);

(d) Dispositions of property to the Parent Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e) Dispositions permitted by Sections 7.02, 7.04 and 7.06 and Liens permitted by Section 7.01;

(f) Dispositions of property pursuant to sale-leaseback transactions; provided that the Fair Market Value of all property so Disposed of in reliance on this clause (f) (taken together with the aggregate Fair Market Value of all property Disposed of pursuant to Section 7.05(j)) shall not exceed the greater of $250,000,000 and 2.25% of Total Assets per year, in each case determined at the time of Disposition;

(g) Dispositions of Cash Equivalents and Investment Grade Securities;

(h) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business and which do not materially interfere with the business of the Parent Borrower and the Restricted Subsidiaries, taken as a whole;

(i) transfers of property subject to casualty events;

(j) Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition; and (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of $50,000,000, the Parent Borrower or any of the Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(l) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (ii), (A) any liabilities (as shown on the Parent Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Parent Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which all of the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Restricted Subsidiary from such transferee that are converted by such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of the greater of $100,000,000 and 1.0% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;

(k) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(l) Dispositions of accounts receivable in connection with the collection or compromise thereof;

(m) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(n) to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Parent Borrower or any of its Restricted Subsidiaries that is not in contravention of Section 7.07; and

(o) the unwinding of any Swap Contract;

provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Section 7.05(e), Section 7.05(i) and Section 7.05(l) and except for Dispositions from a Borrower to another Borrower), shall be for no less than the Fair Market Value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Parent Borrower that such Disposition is permitted by this Agreement, the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to the Parent Borrower and to its other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Parent Borrower and any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) (i) the Parent Borrower may redeem in whole or in part any of its Equity Interests for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby or (ii) the Parent Borrower and each of its Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c) Restricted Payments made on the Closing Date to consummate the Transaction;

(d) to the extent constituting Restricted Payments, the Parent Borrower and the Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, 7.04 (other than a merger or consolidation of Holdings and the Parent Borrower) or 7.08 (other than Section 7.08(a), (f), (j) or (k));

(e) repurchases of Equity Interests in Holdings, the Parent Borrower or any of the Restricted Subsidiaries deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f) the Parent Borrower may pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Parent Borrower (or of any such direct or indirect parent of the Parent Borrower) by any future, present or former employee, director, consultant or distributor (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or otherwise pursuant to any employee or director equity plan, employee or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, consultant or distributor of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) or any of its Subsidiaries;

(g) the Parent Borrower may make Restricted Payments to Holdings or to any direct or indirect parent of Holdings:

(i) the proceeds of which will be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) the tax liability to each foreign, federal, state or local jurisdiction in respect of which a consolidated, combined, unitary or affiliated return is filed by Holdings (or such direct or indirect parent) that includes the Parent Borrower and/or any of its Subsidiaries, to the extent such tax liability does not exceed the lesser of (A) the taxes that would have been payable by the Parent Borrower and/or its Subsidiaries as a stand-alone group and (B) the actual tax liability of Holdings’ consolidated, combined, unitary or affiliated group (or, if Holdings is not the parent of the actual group, the taxes that would have been paid by Holdings, the Parent Borrower and/or the Parent Borrower’s Subsidiaries as a stand-alone group), reduced by any such payments paid or to be paid directly by the Parent Borrower or its Subsidiaries;

(ii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business, attributable to the ownership or operations of the Parent Borrower and its Subsidiaries;

(iii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes and other fees, taxes and expenses required to maintain its (or any of its direct or indirect parents’) corporate existence;

(iv) to finance any Investment permitted to be made pursuant to Section 7.02; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) the Parent Borrower shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Parent Borrower or a Restricted Subsidiary or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into the Parent Borrower or a Restricted Subsidiary in order to consummate such Permitted Acquisition, in each case, in accordance with the requirements of Section 6.11;

(v) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) costs, fees and expenses (other than to Affiliates) related to any equity or debt offering permitted by this Agreement (whether or not successful); and

(vi) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Parent Borrower and the Restricted Subsidiaries;

(h) the Parent Borrower or any of the Restricted Subsidiaries may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Event of Default occurred and was continuing;

(j) the declaration and payment of dividends on the Parent Borrower’s common stock following the first public offering of the Parent Borrower’s common stock or the common stock of any of its direct or indirect parents after the Closing Date, of up to 6% per annum of the net proceeds received by or contributed to the Parent Borrower in or from any such public offering, other than public offerings with respect to the Parent Borrower’s common stock registered on Form S-4 or Form S-8;

(k) payments made or expected to be made by the Parent Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(l) in addition to the foregoing Restricted Payments and so long as the Payment Conditions have been satisfied, the Parent Borrower may make additional Restricted Payments;

(m) beginning on the fifth anniversary of the date of issuance of any Qualified Holding Company Debt so long as no Default has occurred and is continuing, the Parent Borrower may pay dividends to Holdings so long as the proceeds thereof are promptly applied to fund cash interest payments or “AHYDO catch-up” payments on Qualified Holding Company Debt, so long as on a Pro Forma Basis after giving effect to the payment of such dividends, the Senior Secured Leverage Ratio for the most recently ended Test Period would not be greater than 4.5 to 1.0; and

(n) other Restricted Payments that, together with any Investments made pursuant to Section 7.02(aa) and payments made pursuant to Section 7.12(a)(i)(E), do not exceed in the aggregate at any time outstanding $75,000,000.

SECTION 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings, the Parent Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto.

SECTION 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent Borrower, whether or not in the ordinary course of business, other than:

(a) transactions between or among the Parent Borrower or any of the Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such transaction,

(b) transactions on terms substantially as favorable to the Parent Borrower or such Restricted Subsidiary as would be obtainable by the Parent Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate,

(c) the Transaction and the payment of fees and expenses related to the Transaction,

(d) the issuance of Equity Interests to any officer, director, employee or consultant of the Parent Borrower or any of its Subsidiaries or any direct or indirect parent of the Parent Borrower in connection with the Transaction,

(e) the payment of management and monitoring fees in an aggregate amount in any fiscal year not to exceed the amount permitted to be paid pursuant to the Sponsor Management Agreement as in effect on the date hereof and any Sponsor Termination Fees not to exceed the amount set forth in the Sponsor Management Agreement as in effect on the date hereof and related indemnities and reasonable expenses,

(f) Investments permitted under Section 7.02,

(g) employment and severance arrangements between the Parent Borrower and the Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements,

(h) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Parent Borrower and the Restricted Subsidiaries or any direct or indirect parent of the Parent Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Parent Borrower and the Restricted Subsidiaries,

(i) any agreement, instrument or arrangement as in effect as of the Closing Date and, to the extent entered into following August 11, 2006, and involving aggregate consideration in excess of $5,000,000 individually or $25,000,000 in the aggregate, set forth on Schedule 7.08, or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders when taken as a whole in any material respect as compared to the applicable agreement as in effect on the Closing Date as reasonably determined in good faith by the Parent Borrower),

(j) Restricted Payments permitted under Section 7.06,

(k) customary payments by the Parent Borrower and any of the Restricted Subsidiaries to the Sponsor Group made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures),

(l) transactions in which the Parent Borrower or any of the Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Parent Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08,

(m) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Parent Borrower and the Restricted Subsidiaries, in the reasonable determination of the board of directors or the senior management of the Parent Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party,

(n) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Parent Borrower, any of its Subsidiaries or any direct or indirect parent thereof,

(o) investments by the Sponsor Group in securities of the Parent Borrower or any of the Restricted Subsidiaries so long as (A) the investment is being offered generally to other investors on the same or more favorable terms and (B) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities, and

(p) payments to or from, and transactions with, any joint venture in the ordinary course of business.

SECTION 7.09. Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary that is not a Loan Party to make Restricted Payments to any Loan Party or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Revolving Credit Facility and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations that:

(i) (x) exist on the date hereof and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation,

(ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such Contractual Obligations were not entered into in contemplation of such Person becoming a Restricted Subsidiary; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14,

(iii) represent Indebtedness of a Restricted Subsidiary that is not a Loan Party that is permitted by Section 7.03,

(iv) arise in connection with any Lien permitted by Section 7.01(u) or any Disposition permitted by Section 7.05,

(v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business,

(vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing) and the proceeds and products thereof,

(vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto,

(viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), 7.03(g), 7.03(r) or 7.03(v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(g) only, to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness,

(ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary,

(x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business,

(xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business,

(xii) are customary restrictions contained in the CF Credit Agreement, the Senior Interim Loan Credit Agreement, the Senior Subordinated Interim Loan Credit Agreement, the Senior Notes Indenture, the Senior Subordinated Notes Indenture and the Exchange Notes Indentures, and

(xiii) arise in connection with cash or other deposits permitted under Section 7.01.

SECTION 7.10. Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement.

SECTION 7.11. Accounting Changes. Make any change in fiscal year except upon written notice to the Administrative Agent, in which case, the Parent Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

SECTION 7.12. Prepayments, Etc. of Indebtedness.

(a) (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) the Senior Subordinated Notes, the Senior Subordinated Interim Loan Facility, the Senior Subordinated Exchange Notes or any Permitted Subordinated Notes or any other Indebtedness that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Parent Borrower and its Restricted Subsidiaries) (collectively, “Junior Financing”), except (A) the refinancing thereof with the Net Cash Proceeds (as defined in the CF Credit Agreement) of any Permitted Refinancing, (B) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or any of its direct or indirect parents, (C) the prepayment of Indebtedness of the Parent Borrower or any Restricted Subsidiary owed to Holdings, the Parent Borrower or a Restricted Subsidiary or the prepayment of any Permitted Subordinated Notes issued by the Parent Borrower or any Restricted Subsidiary to Holdings, the Parent Borrower or any Restricted Subsidiary and the prepayment of any other Junior Financing with the proceeds of any other Junior Financing otherwise permitted by Section 7.03, (D) so long as the Payment Conditions have been satisfied, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity and (E) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity that, together with any Investments made pursuant to Section 7.02(aa) and Restricted Payments made pursuant to Section 7.06(o), do not exceed in the aggregate at any time outstanding $75,000,000 or (ii) make any payment in violation of any subordination terms of any Junior Financing Documentation.

(b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation or the Senior Subordinated Notes Indenture without the consent of the Arrangers.

SECTION 7.13. Equity Interests of Certain Restricted Subsidiaries. Permit any Domestic Subsidiary that is a wholly owned Restricted Subsidiary to become a non-wholly owned Subsidiary, except (i) to the extent such Restricted Subsidiary continues to be a Subsidiary Borrower, (ii) in connection with a Disposition of all or substantially all of the assets or all of the Equity Interests of such Restricted Subsidiary permitted by Section 7.05 or (iii) as a result of the designation of such Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 6.14.

SECTION 7.14. Holdings. In the case of Holdings, conduct, transact or otherwise engage in any business or operations other than the following (and activities incidental thereto): (i) its ownership of the Equity Interests of the Parent Borrower, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents, the CF Facilities, the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Senior Notes, the Senior Subordinated Notes, any Exchange Notes, any Permitted Subordinated Notes, any Qualified Holding Company Debt or the Merger Agreement and the other agreements contemplated by the Merger Agreement, (iv) any public offering of its common stock or any other issuance of its Equity Interests or any transaction permitted under Section 7.04, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of its Subsidiaries and guaranteeing the obligations of its Subsidiaries, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Parent Borrower, (vii) holding any cash or property received in connection with Restricted Payments made by the Parent Borrower in accordance with Section 7.06 pending application thereof by Holdings, (viii) providing indemnification to officers and directors and (ix) conducting, transacting or otherwise engaging in any business or operations of the type it conducts, transacts or engages in on the Closing Date.

ARTICLE VIII

Events of Default and Remedies

SECTION 8.01. Events of Default. Each of the events referred to in clauses (a) through (l) of this Section 8.01 shall constitute an “Event of Default”:

(a) Non-Payment. The Borrowers fail to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b) Specific Covenants. Any Borrower, any Restricted Subsidiary or, in the case of Section 7.14, Holdings, fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Parent Borrower) or Article VII; or

(c) Other Defaults. (i) Any Borrower fails to perform or observe any covenant or agreement contained in Section 6.15 (other than any such failure resulting solely from actions taken by one or more Persons not controlled directly or indirectly by the Parent Borrower or such Person’s (or Persons’) failure to act in accordance with the instructions of the Parent Borrower or the Administrative Agent) and such failure continues unremedied for a period of at least 15 Business Days after a Responsible Officer has obtained knowledge of such default or (ii) any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Parent Borrower of written notice thereof from the Administrative Agent; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; or

(f) Insolvency Proceedings, Etc. Holdings, the Parent Borrower or any Specified Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Judgments. There is entered against any Loan Party or any Specified Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(h) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of Holdings, the Parent Borrower or their respective ERISA Affiliates under Title IV of ERISA in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (ii) Holdings, the Parent Borrower or any of their respective ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (iii) with respect to a Foreign Plan a termination, withdrawal or noncompliance with applicable law or plan terms or termination, withdrawal or other event similar to an ERISA Event occurs with respect to a Foreign Plan that would reasonably be expected to result in a Material Adverse Effect; or

(i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j) Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.11 shall for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create, or any Lien purported to be created by any Collateral Document shall be asserted in writing by any Loan Party not to be, a valid and perfected lien, with the priority required by the Collateral Documents (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied or failed to acknowledge coverage, or (ii) any of the Equity Interests of the Parent Borrower ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law; or

(k) Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount or (ii) the subordination provisions set forth in any Junior Financing Documentation governing Junior Financing with an aggregate principal amount of not less than the Threshold Amount shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Junior Financing, if applicable; or

(l) Change of Control. There occurs any Change of Control.

SECTION 8.02. Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of the Required Lenders, take any or all of the following actions:

(a) declare Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Parent Borrower under the Bankruptcy Code of the United States, the Commitments of each Lender and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Parent Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such (other than in connection with Cash Management Obligations, Secured Hedge Agreements or Bank Products);

Second, to the repayment of all Protective Advances;

Third, to payment of that portion of the Obligations (other than Cash Management Obligations, Secured Hedge Agreements and Other Liabilities) constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of unpaid principal of the Loans and L/C Borrowings and all other Obligations (other than Cash Management Obligations, Secured Hedge Agreements and Other Liabilities) of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Seventh, to payment of that portion of the Obligations constituting the Swap Termination Value under Secured Hedge Agreements and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Seventh held by them;

Eighth, to payment of that portion of the Obligations constituting Other Liabilities, ratably among the Secured Parties in proportion to the respective amounts described in this clause Eighth held by them;

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrowers.

ARTICLE IX

Administrative Agent and Other Agents

SECTION 9.01. Appointment and Authorization of the Administrative Agent.

(a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The provisions of this Article IX (other than Sections 9.09 and 9.11) are solely for the benefit of the Administrative Agent and the Lenders, and the Borrowers shall not have rights as third party beneficiary of any such provision. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank and/or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including the Intercreditor Agreement), as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.

SECTION 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

SECTION 9.03. Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Borrower or Holdings or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document, or the execution, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

SECTION 9.04. Reliance by the Administrative Agent.

(a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders; provided that the Administrative Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law.

(b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

SECTION 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

SECTION 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and Holdings. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

SECTION 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless the Administrative Agent and each other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

SECTION 9.08. Agents in Their Individual Capacities. Each Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though such Agent were not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of their Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. With respect to its Loans, each Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include each Agent in its individual capacity.

SECTION 9.09. Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ notice to the Lenders and the Borrowers. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrowers at all times other than during the existence of an Event of Default under Section 8.01(f) (which consent of the Borrowers shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to such instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents (if not already discharged therefrom as provided above in this Section 9.09). After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by Bank of America, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer effectively to assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

SECTION 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 9.11. Collateral and Subsidiary Borrower Matters. The Lenders irrevocably agree:

(a) that any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable), the expiration or termination of all Letters of Credit and any other obligation (including a guarantee that is contingent in nature), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than Holdings, the Parent Borrower or any of its Domestic Subsidiaries that are Restricted Subsidiaries, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, or (iv) if the property subject to such Lien is owned by a Subsidiary Borrower, upon release of such Subsidiary Borrower from its Obligations hereunder pursuant to clause (c) below;

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i);

(c) that any Subsidiary Borrower shall be automatically released from its Obligations hereunder or that Holdings shall be automatically released from its obligations under the Guaranty if (i) in the case of any Subsidiary Borrower, such Person ceases to be a Restricted Subsidiary as a result of a transaction or designation permitted hereunder or (ii) in the case of Holdings, as a result of a transaction permitted hereunder; provided that no such release shall occur if such Subsidiary Borrower continues to be a guarantor in respect of the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Senior Notes, the Senior Subordinated Notes, the Exchange Notes or any other Junior Financing; and

(d) if any Subsidiary Borrower shall cease to be a Material Subsidiary (as certified in writing by a Responsible Officer), (i) such Subsidiary shall be automatically released from its Obligations hereunder and (ii) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary shall be automatically released; provided that no such release shall occur if such Subsidiary continues to be a guarantor in respect of the Senior Interim Loan Facility, the Senior Subordinated Interim Loan Facility, the Senior Notes, the Senior Subordinated Notes, the Exchange Notes or any other Junior Financing.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Borrower from its Obligations hereunder or Holdings from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Parent Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Loan Party from its obligations under any of the Loan Documents, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

SECTION 9.12. Other Agents; Arrangers and Managers. Except as expressly provided herein, none of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “joint bookrunner,” or “joint lead arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons identified in the first sentence of this Section 9.12 shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons identified in the first sentence of this Section 9.12 in deciding to enter into this Agreement or in taking or not taking action hereunder.

SECTION 9.13. Appointment of Supplemental Administrative Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the applicable Borrower or Holdings, as the case may be, shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

SECTION 9.14. Intercreditor Agreement. The Administrative Agent is authorized to enter into the Intercreditor Agreement, and the parties hereto acknowledge that the Intercreditor Agreement is binding upon them.

SECTION 9.15. Reports and Financial Statements. By signing this Agreement, each Lender:

(a) agrees to furnish the Administrative Agent on the first day of each month with a summary of all Other Liabilities due or to be due to such Lender;

(b) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Parent Borrower hereunder and all field examinations, audits and appraisals of the Collateral received by the Administrative Agent (collectively, the “Reports”);

(c) expressly agrees and acknowledges that the Administrative Agent (i) makes no representation or warranty as to the accuracy of the Reports, and (ii) shall not be liable for any information contained in any Report;

(d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(e) agrees to keep all Reports confidential in accordance with the provisions of Section 10.08 (other than clause (e) thereof); and

(f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or Letters of Credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender; provided that no Lender shall be liable for the payment to the Administrative Agent or any other Lender preparing a Report for any portion of losses arising from such claims, actions, proceedings, damages, costs, expenses and other amounts (including attorney costs) to the extent resulting from the Administrative Agent’s or such other Lender’s own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction.

ARTICLE X

Miscellaneous

SECTION 10.01. Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document (other than the Intercreditor Agreement), and no consent to any departure by any Borrower or Holdings therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Borrower or Holdings, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly affected thereby (it being understood that none of (i) a waiver of any condition precedent set forth in Section 4.02, (ii) the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments and (iii) the making of any Protective Advance in accordance herewith shall constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 without the written consent of each Lender directly affected thereby;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definitions of Total Leverage Ratio or Senior Secured Leverage Ratio or, in each case, in the component definitions thereof shall not constitute a reduction in the rate of interest; provided that, only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(d) change any provision of this Section 10.01, the definition of “Required Lenders”, “Supermajority Lenders” or “Pro Rata Share” or any provision of Section 2.06(c), 2.13 or 8.03 without the written consent of each Lender affected thereby;

(e) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Obligations of the Subsidiary Borrowers and the Guaranty, without the written consent of each Lender;

(g) change the currency in which any Loan is denominated of any Loan without the written consent of the Lender holding such Loans; or

(h) change the definition of the term “Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, without the written consent of the Supermajority Lenders, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves without the consent of any Lenders;

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of a L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; and (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

No amendment or waiver of any provision of the Intercreditor Agreement shall be effective unless consented to in writing by the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

Notwithstanding anything to the contrary contained in Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Parent Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

SECTION 10.02. Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrowers, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrowers, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct of such Person, as determined by the final non-appealable judgment of a court of competent jurisdiction. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

(d) The Platform and any electronic communications are provided “as is” and “as available”. None of the Agent-Related Persons warrant the accuracy, adequacy or completeness of the Platform or any electronic communications and each expressly disclaims liability for errors or omissions in the Platform and any electronic communication.

SECTION 10.03. No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

SECTION 10.04. Attorney Costs and Expenses. The Borrowers agree (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agent, each Documentation Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cahill Gordon & Reindel LLP and one local and foreign counsel in each relevant jurisdiction, and (b) to pay or reimburse the Administrative Agent and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Administrative Agent and the Lenders (and one local counsel in each applicable jurisdiction and, in the event of any actual conflict or interest, one additional counsel of the affected parties)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly following receipt by the Parent Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

SECTION 10.05. Indemnification by the Borrowers. The Borrowers shall indemnify and hold harmless the Administrative Agent, each Lender, the Arrangers and their respective Affiliates, directors, officers, members, employees, agents, trustees or advisors (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower, any Subsidiary or Holdings, or any Environmental Liability arising out of the activities or operations of any Borrower, any Subsidiary or Holdings, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, however, that the Borrower shall not be obligated for any costs or expenses based on the fees charged by third parties retained by the Administrative Agent in connection with more than two appraisals and field examinations per calendar year; provided further, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct, as determined by the final, non-appealable judgment of a court of competent jurisdiction, of such Indemnitee or of any affiliate, director, officer, employee or agent of such Indemnitee or (y) a breach of any obligations under any Loan Document by such Indemnitee or of any affiliate, director, officer, employee or agent of such Indemnitee, as determined by the final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertakings to indemnify and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within 20 Business Days after written demand therefor. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

SECTION 10.07. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Holdings nor any Borrower may, except as permitted by Section 7.04, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Sections 10.07(g) and 10.07(i) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed, it being understood that the Parent Borrower shall have the right to withhold its consent if the Parent Borrower would be required to obtain the consent of, or make a filing or registration with, a Governmental Agency) of:

(A) the Parent Borrower, provided that no consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Parent Borrower, Section 8.01(f) has occurred and is continuing, any Assignee;

(B) the Administrative Agent;

(C) each Principal L/C Issuer at the time of such assignment, provided that no consent of any Principal L/C Issuer shall be required for an assignment to an Agent or any Affiliate thereof; and

(D) the Swing Line Lender.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Parent Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Parent Borrower shall be required if an Event of Default under Section 8.01(a) or, solely with respect to the Parent Borrower, Section 8.01(f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any Assignment;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(D) the Assignee shall comply with Section 3.01(b) and (c) or Section 3.01(d), as applicable.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Revolving Credit Note, the Borrowers (at their expense) shall execute and deliver a Revolving Credit Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e).

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, any Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01(b) and (c) or Section 3.01(d), as applicable), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Revolving Credit Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Parent Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including their obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrowers and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Revolving Credit Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Revolving Credit Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Parent Borrower and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Parent Borrower, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Parent Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Parent Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

SECTION 10.08. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information in accordance with such Agent’s or Lender’s customary procedures for handling confidential information of such nature, and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made shall be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement or the Intercreditor Agreement; (e) subject to an agreement to be bound by provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Parent Borrower), to any pledgee referred to in Section 10.07(g), counterparty to a swap or derivative transaction relating to the Borrower or its Obligations, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Parent Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; (h) to any Governmental Authority, examiner or self-regulatory authority (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); or (j) in connection with the administration of this Agreement or any other Loan Documents of the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Parent Borrower or any of their subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.

SECTION 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrowers or Holdings, any such notice being waived by the Parent Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Parent Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 10.10. Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 10.11. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

SECTION 10.12. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control. With the exception of those terms contained in that certain amended and restated commitment letter among Holdings, the Agents and the other parties thereto which by the terms thereof remain in full force and effect, all of the Arrangers’ and their respective Affiliates’ obligations thereunder in respect of the Facilities shall terminate and be superseded by this Agreement and the Loan Documents and the Arrangers and their respective Affiliates shall be released from all liability in connection therewith, including, without limitation, any claim for injury or damages, whether consequential, special, direct, indirect, punitive or otherwise.

SECTION 10.13. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 10.14. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.15. GOVERNING LAW.

(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWERS, HOLDINGS, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWERS, HOLDINGS, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 10.16. WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10.17. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, Holdings and the Administrative Agent and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, Holdings, each Agent and each Lender and their respective successors and assigns.

SECTION 10.18. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in Dollars, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase Dollars with the Judgment Currency. If the amount of Dollars so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in Dollars, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of Dollars so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable Law).

SECTION 10.19. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent (which shall not be withheld in contravention of Section 9.04(a)). The provision of this Section 10.19 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 10.20. USA PATRIOT Act. Each Lender hereby notifies the Borrowers and Holdings that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers and Holdings, which information includes the name and address of the Borrowers and Holdings and other information that will allow such Lender to identify the Borrowers and Holdings in accordance with the USA PATRIOT Act.

SECTION 10.21. Agent for Service of Process. The Borrowers agree that promptly following request by the Administrative Agent it shall cause each Material Foreign Subsidiary or for whose account a Letter of Credit is issued to appoint and maintain an agent reasonably satisfactory to the Administrative Agent to receive service of process in New York City on behalf of such Material Foreign Subsidiary.

SECTION 10.22. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, each of Holdings and the Borrowers acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (a) the Revolving Credit Facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrowers and their Affiliates, on the one hand, and the Agents and the Lenders, on the other hand, and the Borrowers are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, each of the Agents and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (c) none of the Agents or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Agent or Lender has advised or is currently advising any Borrower or any of its Affiliates on other matters) and none of the Agents or the Lenders has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (d) the Agents and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ, and may conflict with, from those of the Borrowers and their Affiliates, and none of the Agents or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Agents and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Holdings and the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each of Holdings and the Borrowers hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agents and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 10.23. Joint and Several Liability. All Loans, upon funding, shall be deemed to be jointly funded to and received by the Borrowers. Each Borrower is jointly and severally liable under this Agreement for all Obligations, regardless of the manner or amount in which proceeds of Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which an Agent and/or any Lender accounts for such Loans or other Credit Extensions on its books and records. Each Borrower shall be liable for all amounts due to an Agent and/or any Lender from the Borrowers under this Agreement, regardless of which Borrower actually receives Loans or other Credit Extensions hereunder or the amount of such Loans and Credit Extensions received or the manner in which such Agent and/or such Lender accounts for such Loans or other Credit Extensions on its books and records. Each Borrower’s Obligations with respect to Loans and other Credit Extensions made to it, and such Borrower’s Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to the other Borrowers hereunder shall be separate and distinct obligations, but all such Obligations shall be primary obligations of such Borrower. The Borrowers acknowledge and expressly agree with the Agents and each Lender that the joint and several liability of each Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any or all of the other Borrowers and is not required or given as a condition of Credit Extensions to such Borrower. Each Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the release of any other Borrower pursuant to Section 9.11 or the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by an Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower, or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to an Agent and/or any Lender, (iv) the failure by an Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) an Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of an Agent’s and/or any Lender’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower. With respect to any Borrower’s Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other Credit Extensions made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which an Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to an Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to an Agent and/or any Lender. Upon any Event of Default, the Agents may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agents shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations. Notwithstanding anything to the contrary in the foregoing, none of the foregoing provisions of this Section 10.23 shall apply to any Person released from its Obligations as a Subsidiary Borrower in accordance with Section 9.11.

SECTION 10.24. Contribution and Indemnification Among the Borrowers. Each Borrower is obligated to repay the Obligations as a joint and several obligor under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower “insolvent” within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

SECTION 10.25. Agency of the Parent Borrower for Each Other Borrower. Each of the other Borrowers irrevocably appoints the Parent Borrower as its agent for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein (including, without limitation, execution and delivery to the Agents of Borrowing Base Certificates and Committed Loan Notices) and all modifications hereto. Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers or acting singly, shall be valid and effective if given or taken only by the Parent Borrower, whether or not any of the other Borrowers join therein, and the Agents and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the Parent Borrower under this Section 10.25; provided that nothing in this Section 10.25 shall limit the effectiveness of, or the right of the Agents and the Lenders to rely upon, any notice (including without limitation a Committed Loan Notice), document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Borrower pursuant to this Agreement.

SECTION 10.26. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Parent Borrower or any Subsidiary Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 10.27. Express Waivers by Borrowers in Respect of Cross Guaranties and Cross Collateralization. Each Borrower agrees as follows:

(a) Each Borrower hereby waives: (i) notice of acceptance of this Agreement; (ii) notice of the making of any Loans, the issuance of any Letter of Credit or any other financial accommodations made or extended under the Loan Documents or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to such Borrower’s right to make inquiry of the Administrative Agent to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower’s risk with respect to such other Borrower under the Loan Documents; (v) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Borrower hereunder or under any of the other Loan Documents to which such Borrower is a party) and demands to which such Borrower might otherwise be entitled;

(b) Each Borrower hereby waives the right by statute or otherwise to require an Agent or any Lender to institute suit against any other Borrower or to exhaust any rights and remedies which an Agent or any Lender has or may have against any other Borrower. Each Borrower further waives any defense arising by reason of any disability or other defense of any other Borrower (other than the defense of payment in full) or by reason of the cessation from any cause whatsoever of the liability of any such Borrower in respect thereof.

(c) Each Borrower hereby waives and agrees not to assert against any Agent, any Lender, or any L/C Issuer: (i) any defense (legal or equitable) other than a defense of payment, set-off, counterclaim, or claim which such Borrower may now or at any time hereafter have against any other Borrower or any other party liable under the Loan Documents; (ii) any defense, set-off, counterclaim, or claim of any kind or nature available to any other Borrower (other than a defense of payment) against any Agent, any Lender, or any L/C Issuer, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Agent, any Lender, or any L/C Issuer under any applicable law; (iv) the benefit of any statute of limitations affecting any other Borrower’s liability hereunder;

(d) Each Borrower consents and agrees that, without notice to or by such Borrower and without affecting or impairing the obligations of such Borrower hereunder, the Agents may (subject to any requirement for consent of any of the Lenders to the extent required by this Agreement), by action or inaction: (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Issuer Documents; (ii) release all or any one or more parties to any one or more of the Issuer Documents or grant other indulgences to any other Borrower in respect thereof; (iii) amend or modify in any manner and at any time (or from time to time) any of the Issuer Documents; or (iv) release or substitute any Person liable for payment of the Obligations, or enforce, exchange, release, or waive any security for the Obligations;

(e) Each Borrower represents and warrants to the Agents and the Lenders that such Borrower is currently informed of the financial condition of all other Borrowers and all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower agrees that neither the Agents, any Lender, nor any L/C Issuer has any responsibility to inform any Borrower of the financial condition of any other Borrower or of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BIOMET, INC., as Parent Borrower,

By:	/s/ Daniel P. Florin
	Name:	Daniel P. Florin
	Title:	Chief Financial Officer

LVB ACQUISITION, INC., as Holdings,

By:	/s/ Stephen Ko
	Name:	Stephen Ko
	Title:	Co-President

[Biomet ABL Credit Agreement]

AMERICAN OSTEOMEDIX CORPORATION

BIOLECTRON, INC.

BIOMET 3I, INC.

BIOMET BIOLOGICS, INC.

BIOMET EUROPE LTD.

BIOMET FAIR LAWN L.P.

BIOMET HOLDINGS LTD.

BIOMET INTERNATIONAL LTD.

BIOMET INVESTMENT CORP.

BIOMET LEASING, INC.

BIOMET MANUFACTURING CORPORATION

BIOMET MICROFIXATION, INC.

BIOMET ORTHOPEDICS, INC.

BIOMET SPORTS MEDICINE, INC.

BIOMET TRAVEL, INC.

BLUE MOON DIAGNOSTICS, INC.

CROSS MEDICAL PRODUCTS, INC.

EBI HOLDINGS, INC.

EBI, L.P.

EBI MEDICAL SYSTEMS, INC.

ELECTRO-BIOLOGY, INC.

FLORIDA SERVICES CORPORATION

IMPLANT INNOVATIONS HOLDING CORPORATION

INTERPORE CROSS INTERNATIONAL, INC.

INTERPORE ORTHOPAEDICS, INC.

INTERPORE SPINE LTD.

KIRSCHNER MEDICAL CORPORATION

MERIDEW MEDICAL, INC.

THORAMET, INC.,

as Subsidiary Borrowers,

By:	/s/ J. Pat Richardson
Name: J. Pat Richardson Title: Treasurer

[Biomet ABL Credit Agreement]

EXECUTION COPY

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender,

By:	/s/ Michael Lemiszko
Name: Michael Lemiszko Title: Senior Vice President

Bank of America, N.A, as a Lender,

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins Title: Senior Vice President

Bayerische Hypo- und Vereinsbank AG New York Branch, as a Lender,

By:	/s/ Hetal Selarka
Name: Hetal Selarka
Title: Associate Director

By:	/s/ Joshua Garver
Name: Joshua Garver
Title: Senior Associate

BEAR STEARNS CORPORATE LENDING INC., as a Lender,

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

BNP PARIBAS, as a Lender,

By:	/s/ Paul I. Barnes
Name: Paul I. Barnes
Title: Director

By:	/s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC, as Lender,

By:	/s/ Pierre Lambert
Name: Pierre Lambert
Title: Manager

By:	/s/ Diane Favreau
Name: Diane Favreau
Title: Vice-President

CapitalSource Finance LLC, as a Lender,

By:	/s/ Keith D. Reuben
Name: Keith D. Reuben
Title: President-Healthcare & Specialty Finance

General Electric Capital Corporation, as a Lender,

By:	/s/ David R. Campbell
Name: David R. Campbell
Title: SVP, Authorized Signatory

Goldman Sachs Credit Partners L.P., as a Lender,

By:	/s/ Bruce H. Mendelsohn
Name: Bruce H. Mendelsohn
Title: Authorized Signatory

HSBC Bank USA, National Association,

By:	/s/ Jeffrey Wieser
Name: Jeffrey Wieser
Title: Managing Director

ING CAPITAL LLC, as a Lender,

By:	/s/ Mike Garvin
Name: Mike Garvin
Title: Managing Director

LEHMAN BROTHERS COMMERICAL BANK, as a Lender,

By:	/s/ Brian McNanny
Name: Brian McNanny
Title: Authorized Signatory

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation, as a Lender,

By:	/s/ Alan Silbert
Name: Alan Silbert
Title: Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender,

By:	/s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

Natixis, as a Lender,

By:	/s/ Harold Birk
Name: Harold Birk
Title: Managing Director

By:	/s/ Tefta Ghilaga
Name: Tefta Ghilaga
Title: Director

The Royal Bank of Scotland plc, as a Lender,

By:	/s/ Jon Salkin
Name: Jon Salkin
Title: Managing Director

Sumitomo Mitsui Banking Corporation, as a Lender,

By:	/s/ Leo E. Pagarigan
Name: Leo E. Pagarigan
Title: General Manager

The Bank of Nova Scotia, as a Lender,

By:	/s/ D.G. Mills
Name: D.G. Mills
Title: Director

UBS LOAN FINANCE LLC, as a Lender,

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Wachovia Bank, National Association, as a Lender,

By:	/s/ Jennifer Avrigian
Name: Jennifer Avrigian
Title: Director

SCHEDULES TO

CREDIT AGREEMENT

Dated as of September 25, 2007

among

BIOMET, INC.,

as Parent Borrower,

THE SEVERAL SUBSIDIARY BORROWERS PARTY HERETO,

LVB ACQUISITION, INC.,

as Holdings,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

TABLE OF SCHEDULES

Schedule

SCHEDULE 1.01A	Certain Security Interests and Guarantees

SCHEDULE 1.01B	Unrestricted Subsidiaries

SCHEDULE 1.01C	Excluded Subsidiaries

SCHEDULE 1.01D	Restructuring

SCHEDULE 2.01	Revolving Credit Commitment

SCHEDULE 5.11(a)	ERISA Compliance

SCHEDULE 5.12	Subsidiaries and Other Equity Investments

SCHEDULE 6.15(a)	Deposits Accounts

SCHEDULE 6.15(c)	Blocked Accounts

SCHEDULE 7.01(b)	Existing Liens

SCHEDULE 7.02(g)	Existing Investments

SCHEDULE 7.03(b)	Existing Indebtedness

SCHEDULE 7.08	Transactions with Affiliates

SCHEDULE 7.09	Existing Restrictions

SCHEDULE 10.02	Administrative Agent’s Office, Certain Addresses for Notices

SCHEDULE 1.01A

Certain Security Interests and Guarantees

1.	Pledge and Security Agreement (ABL) dated as of September 25, 2007 among Biomet, Inc., an Indiana corporation, several subsidiary borrowers party thereto, LVB Acquisition, Inc., a Delaware corporation, and Bank of America, N.A., as Administrative Agent.

2.	Guaranty (ABL) dated as of September 25, 2007 between LVB Acquisition, Inc., a Delaware corporation, and Bank of America, N.A., as Administrative Agent.

SCHEDULE 1.01B

Unrestricted Subsidiaries

None.

SCHEDULE 1.01C

Excluded Subsidiaries

None.

SCHEDULE 1.01D

Restructuring

Biomet, Inc. (the “Company”) expects to cause all or a portion of the transactions described herein to take place, which transactions may take place at different times prior to, simultaneously with or following the closing of the acquisition of the Company by LVB Acquisition, Inc.

Foreign Company Restructuring

The Company expects to cause (i) one or more wholly owned intermediate holding company subsidiaries of the Company (each an “Intermediate Foreign Holding Company”) to be formed and (ii) Biomet Luxembourg Sarl to form a finance company (the “Finance Company” and, together with the Intermediate Foreign Holding Companies, the “Foreign Group”). The Company may make an investment, directly or indirectly, in the Foreign Group of up to €100,000. In addition, the equity interests of the subsidiaries of the Company listed on Annex A are expected to be contributed, directly or indirectly, to the Intermediate Foreign Holding Companies in exchange for one or more promissory notes and/or equity securities (which may include convertible preferred equity certificates) of the Intermediate Foreign Holding Companies.

EXECUTION COPY

EXHIBIT A

Annex A

(a)	Biomet Luxembourg Sarl and its direct and indirect subsidiaries

(b)	Biomet Argentina S.A.

(c)	Biomet Australia Pty. Ltd.

(d)	Biomet Canada, Inc.

(e)	Biomet Chile, S.A.

(f)	Orthopedica Biomet Costa Rica

(g)	Biomet Japan, Inc.

(h)	Biomet Korea Co., Ltd.

(i)	Biomet Mexico S.A. de C.V.

(j)	Biomet Orthopaedics, Ltd.

(k)	Biomet Orthopedics Puerto Rico, Inc.

(l)	Zhejiang Biomet Medical Products Co., Ltd.

(m)	Biomet China Trading WOFE

(n)	Biomet 3i Switzerland GmbH

(o)	Biomet 3i Dental Iberica SL

(p)	Biomet 3i de Mexico S.A. de C.V.

(q)	Biomet 3i Canada, Inc.

(r)	Biomet 3i France

(s)	Biomet 3i Australia Pty. Ltd.

(t)	Biomet 3i Deutschland GmbH

(u)	Biomet 3i de Brasil Ltda.

(v)	Biomet 3i UK Limited

(w)	Biomet 3i Nordic AB

(x)	Biomet 3i Benelux Holdings N.V.

(y)	Biomet 3i Belgium N.V.

(z)	Biomet 3i Netherlands B.V.

SCHEDULE 2.01

Revolving Credit Commitment

Bank	Revolving Credit Commitment
Bank of America, N.A.	$23,000,000.00

Bayeriche Hypo- und Vereinsbank AG New York Branch	$12,250,000.00

Bear Stearns Corporate Lending Inc.	$19,250,000.00

BNP Paribas	$12,250,000.00

Caisse de dépôt et placement du Québec	$12,250,000.00

CapitalSource Finance LLC	$12,250,000.00

General Electric Capital Corporation	$80,000,000.00

Goldman Sachs Credit Partners L.P.	$23,000,000.00

HSBC USA, National Association	$12,250,000.00

ING Capital LLC	$12,250,000.00

Lehman Brothers Commercial Bank	$19,250,000.00

Merrill Lynch Capital	$19,250,000.00

Mizuho Corporate Bank, LTD.	$12,250,000.00

Natixis	$12,250,000.00

Royal Bank of Scotland plc	$12,250,000.00

Sumitomo Mitsui Banking Corporation	$12,250,000.00

The Bank of Nova Scotia	$12,250,000.00

UBS Loan Finance LLC	$12,250,000.00

Wachovia Bank, N.A.	$19,250,000.00

total:	$350,000,000.00

2

SCHEDULE 5.11(a)

ERISA Compliance

None.

3

SCHEDULE 5.12

Subsidiaries and Other Equity Investments

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
American OsteoMedix Corporation	California	Interpore Spine Ltd.	Common Stock (100%)	No

Biolectron, Inc.	Delaware	EBI Holdings, Inc.	Common Stock (100%)	No

Biomet 3i Australia Pty. Ltd.	Australia	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i Belgium N.V.	Belgium	Implant Innovations Benelux Holdings N.V.	Common Stock (100%)	No

Biomet 3i Benelux Holdings N.V.	Belgium	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i Canada, Inc.	Canada	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i do Brasil Ltda.	Brazil	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i Mexico, S.A. de C.V.	Mexico	Implant Innovations Holding Corporation	Common Stock (0.41%)	No
		Biomet 3i, Inc.	Common Stock (99.59%)	No
		Biomet 3i, Inc.	Common Stock (0.0004%)	No

Biomet 3i Deutschland GmbH	German	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i France	France	Implant Innovations Holding Corporation	Common Stock (99.96%)	No
		Biomet 3i, Inc.	Common Stock (0.04%)	No

4

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Biomet 3i Dental Iberica SL	Spain	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i, Inc.	Florida	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i Netherlands B.V.	Netherlands	Implant Innovations Benelux Holdings N.V.	Common Stock (100%)	No

Biomet 3i Nordic AB	Sweden	Biomet 3i, Inc.	Common Stock (100%)	No

Biomet 3i Switzerland GmbH	Switzerland	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet 3i UK Limited	United Kingdom	Implant Innovations Holding Corporation	Common Stock (100%)	No

Biomet Acquisitions Ltd.	United Kingdom	Biomet Luxembourg Sarl	100%	No

Biomet Argentina S.A.	Argentina	Biomet International Ltd.	99.84%	No

		Biomet Holdings Ltd.	0.16%	No

Biomet Austria GmbH	Austria	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Australia Pty Ltd.	Australia	Biomet Europe Ltd.	Common Stock (100%)	No

Biomet Belgium BVBA	Belgium	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Biologics, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

Biomet Bridgend B.V.	Netherlands	Biomet Holdings B.V.	Common Stock (100%)	No

5

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Biomet Canada, Inc.	Canada	Biomet, Inc.	Common Stock (100%)	No

Biomet Cementing Technologies AB	Sweden	Scandimed Holding AB	Common Stock (100%)	No

Biomet Chile S.A.	Chile	Biomet International Ltd.	81%	No
		Pablo Martelli, the Pres of Biomet Chile	19%	No

Biomet China Co., Ltd.	China	Biomet International Ltd.	Common Stock (100%)	No

Biomet CZ S.r.o.	Czech Republic	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Denmark Aps	Denmark	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Deutschland GmbH	Germany	Biomet Europe B.V.	Common Stock (100%)	No

Biomet EDC BV	Netherlands	Biomet Nederland B.V.	Common Stock (100%)	No

Biomet Europe B.V.	Netherlands	Biomet Acquisitions Ltd.	Common Stock (100%)	No

Biomet Europe Ltd.	Delaware	Biomet, Inc.	Common Stock (100%)	No

Biomet Fair Lawn L.P.	Indiana	EBI Holdings, Inc.	General Partnership Interest (1%)	No
		Kirschner Medical Corporation	Limited Partnership Interest (99%)	No

6

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Biomet Finland OY	Finland	Biomet Europe B.V.	Common Stock (100%)	No

Biomet France Sarl	France	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Hellas SA	Greece	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Holdings B.V.	Netherlands	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Holdings Ltd.	Delaware	Biomet, Inc.	Common Stock (100%)	No

Biomet, Inc.	Indiana	LVB Acquisition, Inc.	Common Stock (100%)	No

Biomet Insurance Ltd.	Bermuda	Biomet Investment Corp.	Common Stock (100%)	No

Biomet International Ltd.	Delaware	Biomet, Inc.	Common Stock (100%)	No

Biomet Investment Corp.	Delaware	Biomet, Inc.	Common Stock (100%)	No

Biomet Italia Srl	Italy	Biomet Europe B.V.	0.01%	No

Biomet Japan, Inc.	Japan	Biomet International Ltd.	Common Stock (100%)	No

Biomet Korea Co., Ltd.	Korea	Biomet International Ltd.	Common Stock (100%)	No

Biomet Leasing, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

Biomet Ltd. Sti.	Turkey	Biomet Europe B.V.	99.9%	No

Biomet Luxembourg Sarl	Luxembourg	Biomet Europe Ltd.	Common Stock (100%)	No

7

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Biomet Magyarorszag Kft	Hungary	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Manufacturing Corporation	Indiana	Biomet, Inc.	Common Stock (100%)	No

Biomet Mexico, S.A. de C.V.	Mexico	Biomet International Ltd.	Common Stock (100%)	No

Biomet Microfixation, Inc.	Florida	Biomet, Inc.	Common Stock (100%)	No

Biomet Nederland B.V.	Netherlands	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Norge AS	Norway	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Onroerend Goed B.V.	Netherlands	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Orthopaedic Ltd.	New Zealand	Biomet International Ltd.	Common Stock (100%)	No

Biomet Orthopaedics Sweden AB	Sweden	Scandimed AB	100%	No

Biomet Orthopaedics Switzerland GmbH	Switzerland	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Orthopedics, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

Biomet Orthopedics Puerto Rico, Inc.	Puerto Rico	Biomet International Ltd.	Common Stock (100%)	No

Biomet Polska Sp. Z.o.o.	Poland	Biomet Europe B.V.	Common Stock (100%)	No

Biomet Portugal Unipessoal Lda	Portugal	Biomet Europe B.V.	Common Stock (100%)	No

8

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Biomet Spain Orthopaedics Si	Spain	Ortra Holdings SA	Common Stock (100%)	No

Biomet Sports Medicine, Inc.	Indiana	Biomet Investment Corp.	Common Stock (100%)	No

Biomet Travel, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

Biomet UK Ltd.	United Kingdom	Biomet Europe B.V.	Common Stock (100%)	No

Biomet UK Real Estate Holdings BV	Netherlands	Biomet Holdings BV	Common Stock (100%)	No

Blue Moon Diagnostics, Inc.	Indiana	Biomet Investment Corp.	Common Stock (100%)	No

Cross Medical Products, Inc.	Delaware	Interpore Spine Ltd.	Common Stock (100%)	No

Electro-Biology, Inc.	Delaware	Biomet Investment Corp.	Common Stock (100%)	No

EBI Holdings, Inc.	Delaware	Electro-Biology, Inc.	Common Stock (100%)	No

EBI, L.P.	Indiana	EBI Holdings, Inc.	General Partnership Interest (1%)	No
		EBI Medical Systems, Inc.	Limited Partnership Interest (99%)	No

EBI Medical Systems, Inc.	Delaware	EBI Holdings, Inc.	Common Stock (100%)	No

EBI Patient Care, Inc.	Puerto Rico	Kirschner Medical Corporation	Common Stock (100%)	No

9

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Florida Services Corporation	Florida	Biomet 3i, Inc.	Common Stock (82%)	No
		Biomet Microfixation, Inc.	Common Stock (18%)	No

Implant Innovations Holding Corporation	Indiana	Biomet, Inc.	Common Stock (100%)	No

Interpore Cross International, Inc.	California	Interpore Spine Ltd.	Common Stock (100%)	No

Interpore Orthopaedics, Inc.	Delaware	Interpore Spine Ltd.	Common Stock (100%)	No

Interpore Spine Ltd.	Delaware	EBI Holdings, Inc.	Common Stock (100%)	No

Kirschner Medical Corporation	Delaware	EBI Holdings, Inc.	Common Stock (100%)	No

Meridew Medical, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

MET Ortopedi AS	Turkey	Biomet Ltd. Sti.	99.80%	No

Ortra Holdings SA	Switzerland	Biomet Europe B.V.	Common Stock (100%)	No

Ortopedica Biomet Costa Rica	Costa Rica	Biomet International Ltd.	90%	No
		Biomet Mexico S.A. de C.V.	10%	No

Scandimed Holding AB	Sweden	Biomet Europe B.V.	Common Stock (100%)	No

Thoramet, Inc.	Indiana	Biomet, Inc.	Common Stock (100%)	No

TTT Ltd. Sti.	Turkey	Biomet Ltd. Sti.	99.95%	No

10

Subsidiary	Jurisdiction of Organization	Owner(s) of Equity	Equity Type and Percentage of Ownership	Equity Interests Pledged
Zhejiang Biomet Medical Products Co. Ltd.	China	Biomet International Ltd.	30%	No
		Biomet Luxembourg Sarl	70%	No

11

SCHEDULE 6.15(a)

Deposit Accounts

Depository	Address	ABA #	Account #	Grantor
1st Source Bank	P. O. Box 1602 South Bend, IN 46634 Contact Person: Bill Burton Phone: 574-293-3677	071212128	1311877	Biomet, Inc.
			1318294	Biomet Orthopedics, Inc.
			81311877 Sweep Account	Biomet, Inc.
			1269679 Credit Card	Biomet, Inc.

Banco Popular de Puerto Rico	P. O. Box 362708 San Juan, PR 00936-2708 Contact Person: Maribel Navia Phone: 787-765-9800	021502011	246000777 Sweep Account	Electro-Biology, Inc.
			246867216 Operating Account	Electro-Biology, Inc.

Banco Santander	P. O. Box 362589 San Juan, PR 00936-2589 Contact Person: Esther Arroyo Phone: 787-777-4296	021502341	4008459539 Money Market Account	Electro-Biology, Inc.

Bank of America	750 Walnut Avenue Cranford, NJ 07016 Contact Person: Richard Dauble Phone: 201-251-5755	021200339	2017235977 Operating Account 6825 Lockbox 9845 Lockbox	Biolectron, Inc.
			4880799409 Money Market Account	Electro-Biology, Inc.
			0207301248 Operating Account	EBI Holdings, Inc.
			9429351197 Payroll Account	EBI Holdings, Inc.

12

Depository	Address	ABA #	Account #	Grantor
Bank of Montreal	First Canadian Pl. 22nd Fl. Toronto, ON M5X 1A1 Contact Person: Rosa Lopes Phone: 416-867-2743	BOFMCAM2 (SWIFT)	0002125263	Biomet Microfixation, Inc.

Citibank	11521 U.S. Hwy. 1 Palm Beach Gardens, FL 33410 Contact Person: Yates Padgett Phone: 561-347-2580	266086554	3200409598	Biomet 3i, Inc.

Columbia Bank	19-01 Route 208 North Fair Lawn, NJ 07410 Contact Person: None Phone: 201-703-3751	221271935	024241274	Biomet, Inc.

Fortis Bank	Postbus 1814/R01.09.06 3000 BV Rotterdam, Netherlands Contact Person: Caroline Ten Hout, Stef Bahlmann Phone: +31-786-395-665; +31-78-639-5601	FTSBNL2R (SWIFT)	0240152239	Biomet Microfixation, Inc.
			0240034953	Biomet Microfixation, Inc.
			0240066464	Biomet Microfixation, Inc.

13

Depository	Address	ABA #	Account #	Grantor
Grand Bank & Trust of Florida	3601 PGA Boulevard Palm Beach Gardens, FL 33410 Contact Person: Helen P. Hutt Phone: 561-207-6703	067014466	10091007	Biomet 3i, Inc.
			10092591	Biomet 3i, Inc.

Lake City Bank	200 E. Main Street Warsaw, IN 46580 Contact Person: Patricia Culp Phone: 574-267-6144	074903719	15881	Biomet, Inc.

Mercantile Bank	1200 Riverplace Blvd. Jacksonville, FL 32207 Contact Person: Cindy Stover Phone: 904-265-2510	063113772	7600009439	Biomet Microfixation, Inc.

			8600114446	Biomet Microfixation, Inc.

			CFBKUS33 (SWIFT)	Biomet Microfixation, Inc.

Scotiabank	P.O. Box 4234 STNA Toronto Ontario M5W 5P6 Canada Contact Person: Gary Fleming Phone: 905-276-8661	Transit #002	800020263613	Biomet Canada, Inc.

Wachovia Bank	P. O. Box 50015 Roanoke, VA 24040 Contact Person: Catherine Alessi Phone: 908-598-3083	031201467	2000001645268 Operating Account	EBI, L.P.

			2079950021375 Sweep Account	EBI, L.P.

			2040000013754 Operating Account	Kirschner Medical Corp.

14

Depository	Address	ABA #	Account #	Grantor
Wachovia Bank	303 Banyan Blvd. West Palm Beach, FL 33401 Contact Person: Britton Core; Tina Miller Phone: 561-802-4581 561-393-3450	067006432	2000011099655	Biomet 3i, Inc.
			2000021562800	Florida Services Corp.

Wells Fargo	P.O. Box 6995 Portland, OR 97228 Contact Person: Elizabeth Luper; Adria Guzman Phone: 530-246-6620 (909)390-6262	122000247	1414411486	Biomet Sports Medicine, Inc. (f/k/a Arthotek, Inc.)
			220-1489545	Biomet Sports Medicine, Inc.

15

SCHEDULE 6.15(c)

Blocked Accounts

Borrower	Name of Depository	Account Number(s)

Biomet, Inc.	First Source Bank	1311877 81311877

Biomet 3i, Inc.	Wachovia Bank	2000011099655

Biomet 3i, Inc.	Citibank	3200409598

EBI, L.P.	Wachovia Bank	2000001645268 2079950021375

Biomet Microfixation, Inc.	Mercantile Bank	7600009439

16

SCHEDULE 7.01(b)

Existing Liens

Grantor	Date	Type of Filing	Secured Party	Collateral
Biomet, Inc.	June 12, 2007	UCC	Goisiger, Inc.	Equipment

Biomet, Inc.	July 16, 2007	UCC	Goisiger, Inc.	Equipment

Biomet, Inc.	July 16, 2007	UCC	Goisiger, Inc.	Equipment

Biomet, Inc.	July 16, 2007	UCC	Goisiger, Inc.	Equipment

EBI Holdings, Inc.	February 13, 2007	State Tax Lien		Amount: $1,026.00

EBI Medical Systems	June 5, 2001	Judgment	Official Unsecured Creditors	Amount: $4,605.00

EBI Medical Systems	July 6, 2001	Judgment	Acuson Corporation et al	Amount: $4,605.00

EBI Medical Systems, Inc.	September 16, 2004	UCC	Maruka U.S.A. Inc.	Equipment

EBI Medical Systems, Inc.	October 12, 2006	UCC	Maruka U.S.A. Inc.	Equipment

Biolectron, Inc.	March 25, 2004	UCC	Winthrop Resources Corporation	True Lease

Biolectron, Inc.	March 25, 2004	UCC	Winthrop Resources Corporation	True Lease

Biomet 3i, Inc.	February 11, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	March 4, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	March 10, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	March 12, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	April 2, 1998	UCC	Citicorp Leasing, Inc	Equipment

Biomet 3i, Inc.	April 29, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	May 13, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	June 3, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	June 3, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	June 3, 1998	UCC	Citicorp Leasing, Inc.	Equipment

17

Biomet 3i, Inc.	July 18, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	September 25, 1998	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	August 1, 2002	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	January 5, 2005	UCC	Citicorp Leasing, Inc.	Equipment

Biomet 3i, Inc.	March 22, 2005	UCC	Konica Minolta Business Solutions U.S.A., Inc	True Lease

18

SCHEDULE 7.02(g)

Existing Investments

Existing Investments

Current Equity/Fixed Income Investments:

Units	Description	FMV

6,875	The Phoenix Companies	$90,000
6,001	Nasdaq private placement	198,000
2	Bear Stearns private equity fund	700,000
26,000	E.I. Dupont preferred	1,800,000
5,000	Ocean Spray 144A pfd	420,000
170,000	Fannie Mae preferreds	7,705,000
375,000	FNMA Remic	275,000
18,000,000	Federal Home Loan Bank	17,800,000

		$28,988,000

Investment in Minority-Owned Affiliates:
3.61%	Clear Image Technologies	$168,766
29.00%	Vasolux	146,528

		$315,294

Housing Investments:

191	Low Income Housing	$3,700,000

Outstanding Loans:

	Selective Genetics	$300,000

Contemplated Investments

None.

19

SCHEDULE 7.03(b)

Existing Indebtedness

1.	Line of credit from Fortis Bank (Nederland) N.V. to Biomet Europe B.V. in the amount of €100,000,000.

2.	Line of credit from Fortis Banque Luxembourg to Biomet Luxemburg S.à r.l. in the amount of €2,500,000.

3.	Line of credit from Bank of Tokyo-Mitsubishi to Biomet Japan, Inc. in the amount of ¥1,000,000,000.

4.	Line of credit from Mizuho Bank to Biomet Japan, Inc. in the amount of ¥1,500,000,000.

5.	Promissory Note, dated July 13, 2005, of Biomet, Inc. in favor of 1st Source Bank in the amount of $1,450,000.00 in respect of the letter of credit described below.

6.	The letter of credit described in the table below:

Bank	Company	LOC	Beneficiary	Description
1st Source Bank	Biomet, Inc.	$1,126,100	Liberty Mutual	Worker’s Comp High Deductible Policy

20

SCHEDULE 7.08

Transactions with Affiliates

Registration Rights Agreement, dated as of September 25, 2007 among the Permitted Holders party thereto.

Governance Acknowledgement, dated as of September 25, 2007, by and between LVB Acquisition Holding, LLC, a Delaware limited liability company, LVB Acquisition, Inc., a Delaware corporation and LVB Acquisition Merger Sub, Inc., an Indiana corporation.

21

SCHEDULE 7.09

Existing Restrictions

None.

22

SCHEDULE 10.02

Administrative Agent’s Office, Certain Addresses for Notices

Administrative Agent and Collateral Agent

Bank of America, N.A.

200 Glastonbury Boulevard

CT2-545-01-05

Glastonbury, CT 06033

Attention: Edgar Ezerins, Senior Client Manager

Telecopy: (860) 368-6029

Telephone: (860) 368-6024

Electronic Mail:

Edgar.Ezerins@BankofAmerica.com

Swing Line Lender:

Bank of America, N.A.

200 Glastonbury Boulevard

CT2-545-01-05

Glastonbury, CT 06033

Attention: Edgar Ezerins, Senior Client Manager

Telecopy: (860) 368-6029

Telephone: (860) 368-6024

Electronic Mail:

Edgar.Ezerins@BankofAmerica.com

Letters of Credit Issuer

Bank of America, N.A.

600 Peachtree St. NE

Mail Code: GA1-006-10-32

Atlanta, GA 30308

Attention: Sherri Doughty

Telecopy: (404) 607-5370

Telephone: (404) 607-5556

Electronic Mail:

sherri.doughty@bankofamerica.com

Parent Borrower:

Biomet, Inc.

56 E. Bell Drive

Warsaw, IN 46582

Attention: Bradley J. Tandy

Telecopy: (574) 267-8137

Telephone: (574) 267-6639

Electronic Mail: brad.tandy@biometmail.com

Website Address: http://www.biomet.com

U.S. Taxpayer Identification Number: 35-1418342

23

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent
200 Glastonbury Boulevard
CT2-545-01-05
Glastonbury, CT 06033

Attention: Edgar Ezerins, Senior Client Manager

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Parent Borrower”), the several subsidiary borrowers party thereto (“Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto, and each other party from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Parent Borrower, on behalf of the Borrowers, hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A)	Date of Borrowing, conversion or continuation (which is a Business Day)

24

(B)	Principal amount[1]

(C)	Type of Loan[2]

(D)	Interest Period[3]

The above request has been made to the Administrative Agent by telephone at (860) 368-6024.

[1]

Eurocurrency Rate Loans shall be in minimum of $2,500,000 (and any amount in excess of $2,500,000 shall be an integral multiple of $500,000). Base Rate Loans shall be an integral multiple of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).

[2]	Specify Eurocurrency or Base Rate.
[3]	Applicable for Eurocurrency Borrowings/Loans only.

25

BIOMET, INC.,

By:
Name:
Title:

26

EXHIBIT B

FORM OF

SWING LINE LOAN NOTICE

To:	Bank of America, N.A., as Administrative Agent
200 Glastonbury Boulevard
CT2-545-01-05
Glastonbury, CT 06033

Attention: Edgar Ezerins, Senior Client Manager

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Parent Borrower”), the several subsidiary borrowers party thereto (“Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers”), LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each other party from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Parent Borrower, on behalf of the Borrowers, hereby gives you notice pursuant to Section 2.04(b) of the Credit Agreement that the Borrowers request a Swing Line Borrowing under the Credit Agreement with the terms set forth below:

(A)	Principal Amount to be Borrowed[1]

(B)	Date of Borrowing (which is a Business Day)

The above request has been made to the Swing Line Lender and the Administrative Agent by telephone at (860) 368-6024.

[1]	Shall be a minimum of $100,000 (and any amount in excess of $100,000 shall be an integral multiple of $25,000).

BIOMET, INC.,

By:
Name:
Title:

EXHIBIT C

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

REVOLVING CREDIT NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, BIOMET, INC., an Indiana corporation (the “Parent Borrower”) and the subsidiary borrowers listed on the signature pages hereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), hereby jointly and severally unconditionally promise to pay to the Lender set forth above (the “Lender”) or its registered assigns, in immediately available funds at the relevant Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each other party from time to time party thereto) (A) on the dates set forth in the Credit Agreement, the lesser of (i) the principal amount set forth above and (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, and (B) interest from the date hereof on the principal amount from time to time outstanding on each such Revolving Credit Loan at the rate or rates per annum and payable on such dates as provided in the Credit Agreement in lawful money of the United States of America.

This Note is one of the Revolving Credit Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

The Borrowers promise to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

The Borrowers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrowers under this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

BIOMET, INC.,

By:
Name:
Title:

AMERICAN OSTEOMEDIX CORPORATION

BIOLECTRON, INC.

BIOMET 3I, INC.

BIOMET BIOLOGICS, INC.

BIOMET EUROPE LTD.

BIOMET FAIR LAWN L.P.

BIOMET HOLDINGS LTD.

BIOMET INTERNATIONAL LTD.

BIOMET INVESTMENT CORP.

BIOMET LEASING, INC.

BIOMET MANUFACTURING CORPORATION

BIOMET MICROFIXATION, INC.

BIOMET ORTHOPEDICS, INC.

BIOMET SPORTS MEDICINE, INC.

BIOMET TRAVEL, INC.

BLUE MOON DIAGNOSTICS, INC.

CROSS MEDICAL PRODUCTS, INC.

EBI HOLDINGS, INC.

EBI, L.P.

EBI MEDICAL SYSTEMS, INC.

ELECTRO-BIOLOGY, INC.

FLORIDA SERVICES CORPORATION

IMPLANT INNOVATIONS HOLDING CORPORATION

INTERPORE CROSS INTERNATIONAL, INC.

INTERPORE ORTHOPAEDICS, INC.

INTERPORE SPINE LTD.

KIRSCHNER MEDICAL CORPORATION

MERIDEW MEDICAL, INC.

Thoramet, Inc.,

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

EXHIBIT D

FORM OF

COMPLIANCE CERTIFICATE

Reference is made to the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Parent Borrower”), the several subsidiary borrowers party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), LVB Acquisition, Inc., a Delaware corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each other party from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 6.02(a) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Parent Borrower, certifies as follows:

[1.	Pursuant to Section 6.01(a) of the Credit Agreement, the Parent Borrower has delivered to the Administrative Agent the consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of [insert fiscal year], and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or other independent registered public accounting firm of nationally recognized standing, prepared in accordance with generally accepted auditing standards and shall not be subject to any going concern or like qualification or exception or any qualification or exception as to the scope of such audit.

2.	Attached hereto as Exhibit A is a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last such report.

3.	Attached hereto as Exhibit B is a description of each event, condition or circumstance during the last fiscal quarter covered by this Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) of the Credit Agreement.

4.	Attached hereto as Exhibit C is a list of each Subsidiary of the Parent Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of this Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list delivered to the Administrative Agent.]

[1.	Pursuant to Section 6.01(b) of the Credit Agreement, the Parent Borrower has delivered to the Administrative Agent (A) the consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of [insert fiscal quarter], and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year and (B) a certification by a Responsible Officer of the Parent Borrower that such financial statements fairly present in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, subject only to changes resulting from audit, normal year-end adjustments and the absence of footnotes.]

[5.][2.] To my knowledge, except as otherwise disclosed to the Administrative Agent in writing pursuant to the Credit Agreement, at no time during the period between [    ] and [    ] (the “Certificate Period”) did a Default or an Event of Default exist. [If unable to provide the foregoing certification, fully describe the reasons therefor and circumstances thereof and any action taken or proposed to be taken with respect thereto on Annex A attached hereto.]

IN WITNESS WHEREOF, the undersigned, solely in his/her capacity as a Responsible Officer of the Parent Borrower, has executed this certificate for and on behalf of the Parent Borrower and has caused this certificate to be delivered this              day of             .

BIOMET, INC.,

By:
Name:
Title:

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Biomet, Inc., an Indiana corporation (the “Parent Borrower”), the several subsidiary borrowers party thereto (the “Subsidiary Borrower” and, together with the Parent Borrower, the “Borrowers”), LVB Acquisition, Inc., a Delaware corporation, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, each lender from time to time party thereto and each other party from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the [Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

1.	Assignor[s] (the “Assignor[s]”):

2.	Assignee[s] (the “Assignee[s]”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrowers: the Parent Borrower and the Subsidiary Borrowers listed on the signature pages to the Credit Agreement.

4.	Administrative Agent: Bank of America, N.A.

5.	Assigned Interest:

Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[5]
$	$	%

Effective Date:

[5]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], AS ASSIGNOR,

By:
Name:
Title:

[NAME OF ASSIGNEE], AS ASSIGNEE,

By:
Name:
Title:

CONSENTED TO AND ACCEPTED: Bank of America, N.A., AS ADMINISTRATIVE AGENT,

By:
Name:
Title:

[CONSENTED TO][6]: Bank of America, N.A., AS A PRINCIPAL L/C ISSUER,

By:
Name:
Title:

[CONSENTED TO]: Bank of America, N.A., AS SWING LINE LENDER,

By:
Name:
Title:

[6]	No consent of the Principal L/C Issuers shall be required for any assignment to an Agent or an Affiliate of an Agent.

BIOMET, INC.,[7]

By:
Name:
Title:

[7]

No consent of the Parent Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Parent Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee.

Annex I

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the respective Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Parent Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under any Loan Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vi) it has, independently and without reliance on any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest; and (b) agrees that (i) it will, independently and without reliance upon any Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT F

FORM OF

GUARANTY

[Reference is made to Exhibit 10.2.1 to the LVB Acquisition, Inc. Form 10/A Amendment No. 1 filed on November 18, 2011 and is hereby incorporated by reference]

EXHIBIT G

FORM OF

SECURITY AGREEMENT

[Reference is made to Exhibit 10.2.2 to the LVB Acquisition, Inc. Form 10/A Amendment No. 1 filed on November 18, 2011 and is hereby incorporated by reference]

EXHIBIT H-1

FORM OF

OPINION OF CLEARY GOTTLIEB STEEN & HAMILTON LLP –

NEW YORK COUNSEL TO LOAN PARTIES

September 25, 2007

The Administrative Agent and the Lenders party on the date hereof to the Credit Agreement referred to below

Ladies and Gentlemen:

We have acted as special counsel to LVB Acquisition, Inc., a Delaware corporation (“Holdings”), Biomet, Inc., an Indiana corporation and wholly owned subsidiary of Holdings (the “Parent Borrower”), Biomet Biologics, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Biologics”), Biomet Europe Ltd., a Delaware corporation and wholly owned subsidiary of the Parent Borrower (“Biomet Europe”), Biomet International Ltd., a Delaware corporation and wholly owned subsidiary of the Parent Borrower (“Biomet International”), Biomet Investment Corp., a Delaware corporation and wholly owned subsidiary of the Parent Borrower (“Biomet Investment”), Biomet Leasing, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Biomet Leasing”), Biomet Manufacturing Corporation, an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Biomet Manufacturing”), Biomet Microfixation, Inc., a Florida corporation and wholly owned subsidiary of the Parent Borrower (“Microfixation”), Biomet Orthopedics, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Orthopedics”), Biomet Travel, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Biomet Travel”), Implant Innovations Holding Corporation, an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Innovations Holding”), Meridew Medical, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Meridew”), Biomet Holdings Ltd., a Delaware corporation and wholly owned subsidiary of Biomet Europe (“Biomet Holdings”), Biomet Sports Medicine, Inc., an Indiana corporation and wholly owned subsidiary of Biomet Investment (“Sports Medicine”), Blue Moon Diagnostics, Inc., an Indiana corporation and wholly owned subsidiary of Biomet Investment (“Blue Moon”), Electro-Biology, Inc., a Delaware corporation and wholly owned subsidiary of Biomet Investment (“Electro-Biology”), EBI Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Electro-Biology (“EBI Holdings”), EBI Medical Systems, Inc., a Delaware corporation and wholly owned subsidiary of EBI Holdings (“EBI Medical”), Biomet Fair Lawn L.P., an Indiana limited partnership all of the outstanding equity interests of which are owned by EBI Holdings and Kirschner (as defined below) (“Fair Lawn”), EBI, L.P., an Indiana limited partnership all of the outstanding equity interests of which are owned by EBI Holdings and EBI Medical (“EBI”), Biolectron, Inc., a Delaware corporation and wholly owned subsidiary of EBI (“Biolectron”), Interpore Spine Ltd., a Delaware corporation and wholly owned subsidiary of EBI Holdings (“Interpore Spine”), American OsteoMedix Corporation, a California corporation and wholly owned subsidiary of Interpore Spine (“OsteoMedix”), Cross Medical Products, Inc., a Delaware corporation and wholly owned subsidiary of Interpore Spine (“Cross Medical”), Interpore Cross International, Inc., a California corporation and wholly owned subsidiary of Interpore Spine (“Interpore Cross”), Interpore Orthopaedics, Inc., a Delaware corporation and wholly owned subsidiary of Interpore Spine (“Interpore Orthopaedics”), Kirschner Medical Corporation, a Delaware corporation and wholly owned subsidiary of EBI Medical (“Kirschner”), Biomet 3i, Inc., a Florida corporation and wholly owned subsidiary of Innovations Holding (“3i”), Florida Services Corporation, a Florida corporation all of the outstanding equity interests of which are owned by 3i and Microfixation (“Florida Services”), and Thoramet, Inc., an Indiana corporation and wholly owned subsidiary of the Parent Borrower (“Thoramet” and, together with Holdings, the Parent Borrower, Biologics, Biomet Europe, Biomet International, Biomet Investment, Biomet Leasing, Biomet Manufacturing, Microfixation, Orthopedics, Biomet Travel, Innovations Holding, Meridew, Biomet Holdings, Sports Medicine, Blue Moon, Electro-Biology, EBI Holdings, EBI Medical, Fair Lawn, EBI, Biolectron, Interpore Spine, OsteoMedix, Cross Medical, Interpore Cross, Interpore Orthopaedics, Kirschner, 3i and Florida Services, the “Credit Parties” and each, a “Credit Party”) in connection with that certain Credit Agreement (the “Credit Agreement”), dated as of the date hereof, among the Parent Borrower, the several subsidiary borrowers party thereto, Holdings, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Holdings, Biomet Europe, Biomet International, Biomet Investment, Biomet Holdings, Electro-Biology, EBI Holdings, EBI Medical, Biolectron, Interpore Spine, Cross Medical, Interpore Orthopaedics and Kirschner are referred to herein as the “Delaware Credit Parties.” The Parent Borrower, Biologics, Biomet Leasing, Biomet Manufacturing, Microfixation, Orthopedics, Biomet Travel, Innovations Holding, Meridew, Sports Medicine, Blue Moon, Fair Lawn, EBI, OsteoMedix, Interpore Cross, 3i, Florida Services and Thoramet are referred to herein as the “Other Credit Parties.” This opinion letter is furnished pursuant to Section 4.01(a)(v) of the Credit Agreement.

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	an executed copy of the Credit Agreement;

(b)	an executed copy of the Security Agreement;

(c)	an executed copy of the Guaranty;

(d)	an executed copy of the Consent of Company and Grantors dated the date hereof relating to the Intercreditor Agreement (the “Consent”);

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(e)	an executed copy of the Deposit Account Control Agreement dated the date hereof among 3i, the Administrative Agent and Citibank, N.A. (the “Citibank DACA”);

(f)	an executed copy of the Deposit Account Control Agreement dated as of the date hereof among Microfixation, the Administrative Agent and Mercantile Bank (the “Mercantile DACA”);

(g)

an executed copy of the Control Agreement Concerning Deposit Accounts, dated as of the date hereof among the Parent Borrower, the Administrative Agent and 1st Source Bank (together with the Citibank DACA and the Mercantile DACA, the “Deposit Account Control Agreements”);

(h)	the Revolving Credit Notes as executed by the Borrowers on the date hereof (together with the Credit Agreement, the Security Agreement, the Guaranty, the Consent and the Deposit Account Control Agreements, the “Credit Documents”); and

(i)	the other documents delivered to you by the Credit Parties at the closing pursuant to the Credit Documents, including copies of (i) the certificate of incorporation of each of the Delaware Credit Parties certified by the Secretary of State of the State of Delaware and (ii) the by-laws of each of the Delaware Credit Parties certified by the secretary of the Delaware Credit Parties.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Delaware Credit Parties and such other instruments and other certificates of public officials, officers and representatives of the Credit Parties and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of each Credit Party in the Credit Documents).

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1. Each of the Delaware Credit Parties is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. Each of the Delaware Credit Parties has corporate power to own its properties and conduct its business as now conducted, to enter into the Credit Documents to which it is a party and to perform its obligations thereunder.

3. The execution and delivery of each of the Credit Documents have been duly authorized by all necessary corporate action of each of the Delaware Credit Parties that is a party thereto. Each of the Credit Documents has been duly executed and delivered by each of the Delaware Credit Parties that is a party thereto and is a valid, binding and enforceable agreement of each of the Delaware Credit Parties that is a party thereto.

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4. Each of the Credit Documents to which each of the Other Credit Parties is a party is a valid, binding and enforceable agreement of such Other Credit Party.

5. Except for (i) such filings and other actions as may be required to perfect the Liens in favor of the Administrative Agent that the Credit Documents purport to create, (ii) such other consents, approvals, authorizations, registrations and filings as have heretofore been obtained or made by the Credit Parties and (iii) with respect to any securities pledged under the Security Agreement, any actions as may be required under federal or state securities laws in connection with a disposition of such securities, the execution and delivery of each of the Credit Documents by each of the Credit Parties that is a party thereto do not, and the performance by each of the Credit Parties of its obligations in any Credit Document to which it is a party will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York that in our experience normally would be applicable to general business entities with respect to such execution, delivery and performance or (b) result in a violation of any United States federal or New York State law or published rule or regulation that in our experience normally would be applicable to general business entities with respect to such execution, delivery and performance.

6. The execution and delivery of each of the Credit Documents by each of the Delaware Credit Parties that is a party thereto do not, and the performance by each of the Delaware Credit Parties of its obligations in any Credit Document to which it is a party will not result in a violation of the certificate of incorporation or the by-laws of such Delaware Credit Party.

7. The execution and delivery of each of the Credit Documents by each of the Credit Parties that is a party thereto do not, and the performance by each of the Credit Parties of its obligations in any Credit Document to which it is a party will not result in a breach of any of the terms and provisions of, or constitute a default under, any of the agreements identified in Exhibit A hereto.

8. None of the Borrowers is required to be registered as an investment company under the U.S. Investment Company Act of 1940, as amended.

9. The Security Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties as security for payment in full of the Obligations, a valid security interest in each Grantor’s (as defined in the Security Agreement) rights in the Collateral described therein to the extent that a security interest in such Collateral can be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the “NYUCC”).

10. With respect to that portion of the Collateral consisting of deposit accounts (as defined in the NYUCC) (the “Deposit Account Collateral”), each Deposit Account Control Agreement is effective to perfect the security interest in favor of the Administrative Agent for the benefit of the Secured Parties in the Deposit Account Collateral to which such Deposit Account Control Agreement relates.

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We express no opinion relating to any state securities or Blue Sky laws or, except as expressly set forth in numbered paragraph 8 above, the United States federal securities laws and the opinions expressed elsewhere herein assume compliance with such state and United States federal laws.

In rendering the opinions in numbered paragraphs 9 and 10 above, we have assumed (i) that the Grantors will have rights in the subject Collateral (and we express no opinion with respect thereto) and we note that, with respect to Collateral in which any Grantor has no present rights, the Security Agreement will create the security interest referred to in numbered paragraph 9 only when the Grantors acquire such rights and (ii) compliance with any restrictions on or procedures applicable to any transfer of interest in the Collateral.

Insofar as the foregoing opinions relate to the valid existence and good standing of the Delaware Credit Parties, they are based solely on certificates of good standing received from the Secretary of State of the State of Delaware and on a telephonic confirmation from such Secretary of State. Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of any of the Credit Parties or the creation or perfection of any security interests, (a) we have assumed that such Credit Party and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to any of the Credit Parties regarding matters of the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware that in our experience normally would be applicable to general business entities with respect to such agreement or obligation) and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

In addition, (i) certain of the remedial provisions of the Collateral Documents may be further limited or rendered unenforceable by other applicable laws or judicially adopted principles which, however, in our judgment do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the principal benefits purported to be afforded thereby (except for the economic consequences of procedural or other delay) and (ii) the waiver of defenses contained in the Guaranty may be ineffective to the extent that any such waiver involves a matter of public policy under the law of the State of New York.

With respect to the first sentence of Section 10.15(b) of the Credit Agreement, Section 6.09(a) of the Security Agreement and Section 4.08(a) of the Guaranty, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to any Loan Document or transactions related thereto where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 does not exist.

We note that the designation in Section 10.15(b) of the Credit Agreement, Section 6.09(a) of the Security Agreement and Section 4.08(a) of the Guaranty of the U.S. federal courts for the Southern District of New York as the venue for actions or proceedings relating to any Loan Document or transactions related thereto is (notwithstanding the waivers in Section 10.15(b) of the Credit Agreement, Section 6.09(a) of the Security Agreement and Section 4.08(a) of the Guaranty) subject to the power of such courts to transfer actions pursuant to 28 U.S.C. §1404(a) or to dismiss such actions or proceedings on the grounds that such a federal court is an inconvenient forum for such an action or proceeding.

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We express no opinion with respect to the enforceability of the restrictions on assignment contained in Section 10.07 of the Credit Agreement, Section 6.06 of the Security Agreement and Section 4.05 of the Guaranty, to the extent Part 4 of Article 9 of the NYUCC is applicable thereto.

We note that by statute New York provides that a judgment or decree rendered in a currency other than the currency of the United States shall be converted into U.S. dollars at the rate of exchange prevailing on the date of entry of the judgment or decree. There is no corresponding Federal statute and no controlling Federal court decision on this issue. Accordingly, we express no opinion as to whether a Federal court would award a judgment in a currency other than U.S. dollars or, if it did so, whether it would order conversion of the judgment into U.S. dollars. In addition, we express no opinion as to the enforceability of Section 10.18 of the Credit Agreement relating to currency indemnity.

In rendering the opinion in numbered paragraph 7 above, we have assumed that to the extent any document referred to in numbered paragraph 7 is governed by the law of a jurisdiction other than those referred to in the following paragraph, such document would be interpreted in accordance with its plain meaning.

The foregoing opinions are limited to the federal law of the United States of America, the law of the State of New York and the General Corporation Law of the State of Delaware.

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We are furnishing this opinion letter to you solely for your benefit in your capacity as the Administrative Agent or a Lender, as the case may be, in connection with the Credit Documents. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. Notwithstanding the foregoing, a copy of this opinion letter may be furnished to, and relied upon by, a permitted transferee who becomes party to the Credit Agreement as a Lender thereunder on or prior to the 30th day after the date of this opinion letter. The opinions expressed herein are, however, rendered on and as of the date hereof, and we assume no obligation to advise you or any such transferee or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:
Margaret E. Stowers, a Partner

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EXHIBIT A

1.	Credit Agreement, dated as of the date hereof, among the Borrower, Holdings, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and each lender from time to time party thereto (the “CF Credit Agreement”).

2.	Guaranty, dated as of the date hereof, among Holdings, certain subsidiaries of the Borrower identified therein and Bank of America, N.A., as administrative agent (the “CF Guaranty”).

3.	Senior Interim Loan Credit Agreement, dated as of the date hereof, among the Borrower, Banc of America Bridge LLC, as administrative agent, and each lender from time to time party thereto (the “Senior Interim Loan Agreement”).

4.	Senior Subordinated Interim Loan Credit Agreement, dated as of the date hereof, among the Borrower, Banc of America Bridge LLC, as administrative agent, and each lender from time to time party thereto (the “Senior Subordinated Interim Loan Agreement”).

5.	Guarantee (Senior Interim Loan Credit Agreement), dated as of the date hereof, among certain subsidiaries of the Borrower identified therein and Banc of America Bridge LLC, as administrative agent (the “Senior Interim Guaranty”).

6.	Guarantee (Senior Subordinated Interim Loan Credit Agreement), dated as of the date hereof, among certain subsidiaries of the Company identified therein and Banc of America Bridge LLC, as administrative agent (the “Senior Subordinated Interim Guaranty”).

7.	Senior Notes Indenture, dated as of the date hereof, among LVB Acquisition Merger Sub, Inc. (“Merger Sub”), to be merged with and into the Borrower, certain subsidiaries of the Borrower identified therein and Wells Fargo Bank, National Association, as trustee (“Senior Notes Indenture”).

8.	Senior Subordinated Notes Indenture, dated as of the date hereof, among Merger Sub, to be merged with and into the Borrower, certain subsidiaries of the Borrower identified therein and Wells Fargo Bank, National Association, as trustee (“Senior Subordinated Notes Indenture”).

9.	Agreement and Plan of Merger, dated as of December 18, 2006 (amended and restated as of June 7, 2007), among the Borrower, Holdings and Merger Sub.

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EXHIBIT H-2

FORM OF

OPINION OF SOMMER BARNARD PC –

INDIANA COUNSEL TO LOAN PARTIES

September 25, 2007

Bank of America, N.A.,

  As Administrative Agent and

the Lenders (as defined in the ABL

  Credit Agreement referred to below)

Ladies and Gentlemen:

We have acted as special Indiana counsel to Biomet, Inc., an Indiana corporation (“Parent Borrower”), Biomet Biologics, Inc., an Indiana corporation (“Biologics”), Biomet Leasing, Inc., an Indiana corporation (“Leasing”), Biomet Manufacturing Corporation, an Indiana corporation (“Manufacturing”), Biomet Orthopedics, Inc., an Indiana corporation (“Orthopedics”), Biomet Travel, Inc., an Indiana corporation (“Travel”), Implant Innovations Holding Corporation, an Indiana corporation (“Implant”), Thoramet, Inc., an Indiana corporation (“Thoramet”), Biomet Sports Medicine, Inc., an Indiana corporation (“Sports”), Blue Moon Diagnostics, Inc., an Indiana corporation (“Blue Moon”), Meridew Medical, Inc., an Indiana corporation (“Meridew”), EBI, L.P., an Indiana limited partnership (“EBI”), and Biomet Fair Lawn L.P., an Indiana limited partnership (“Fair Lawn”) (collectively, the “Indiana Parties”; individually, an “Indiana Party”), in connection with the execution and delivery of the Credit Agreement, dated as of September 25, 2007, executed by Bank of America, N.A., as Administrative Agent (“Administrative Agent”), the Lenders, LVB Acquisition, Inc., a Delaware corporation (“Holdings”), the Indiana Parties and certain additional subsidiaries of Parent Borrower (the “ABL Credit Agreement”) and the other Transaction Agreements (as defined below). This letter is being delivered to you pursuant to Section 4.01 (a)(v) of the ABL Credit Agreement and with the consent of the Indiana Parties.

In our capacity as special Indiana counsel to the Indiana Parties, we have reviewed, among other things, the following documents:

(i) the ABL Credit Agreement;

(ii) each of the Notes listed on Schedule 1 to this letter;

(iii) Pledge and Security Agreement (ABL), dated as of September 25, 2007, executed by each Indiana Party, Administrative Agent, Holdings and certain others party thereto (the “Security Agreement”);

(iv) each of the Control Agreements listed on Schedule 2 to this letter;

One Indiana Square, Suite 3500 ■ Indianapolis, Indiana 46204-2023 ■ PHONE 317-713-3500 ■ FAX 317-713-3699 ■ www.sommerbarnard.com

Bank of America, N.A.

The Lenders

September 25, 2007

(v) Intercreditor Agreement, dated as of September 25, 2007, executed by Administrative Agent and Bank of America, N.A., as ABL Collateral Agent, and consented to by each of the Indiana Parties and others;

(vi) Financing Statement naming Parent Borrower as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Parent Borrower Financing Statement”), a copy of which is attached to this letter as Exhibit A;

(vii) Financing Statement naming Biologics as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Biologics Financing Statement”), a copy of which is attached to this letter as Exhibit B;

(viii) Financing Statement naming Leasing as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Leasing Financing Statement”), a copy of which is attached to this letter as Exhibit C;

(ix) Financing Statement naming Manufacturing as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Manufacturing Financing Statement”), a copy of which is attached to this letter as Exhibit D;

(x) Financing Statement naming Orthopedics as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Orthopedics Financing Statement”), a copy of which is attached to this letter as Exhibit E;

(xi) Financing Statement naming Travel as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Travel Financing Statement”), a copy of which is attached to this letter as Exhibit F;

(xii) Financing Statement naming Implant as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Implant Financing Statement”), a copy of which is attached to this letter as Exhibit G;

(xiii) Financing Statement naming Thoramet as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Thoramet Financing Statement”), a copy of which is attached to this letter as Exhibit H;

(xiv) Financing Statement naming Sports as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Sports Financing Statement”), a copy of which is attached to this letter as Exhibit I;

(xv) Financing Statement naming Blue Moon as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Blue Moon Financing Statement”), a copy of which is attached to this letter as Exhibit J;

Bank of America, N.A.

The Lenders

September 25, 2007

(xvi) Financing Statement naming EBI as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “EBI Financing Statement”), a copy of which is attached to this letter as Exhibit K;

(xvii) Financing Statement naming Meridew as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Meridew Financing Statement”), a copy of which is attached to this letter as Exhibit L; and

(xviii) Financing Statement naming Fair Lawn as debtor and Administrative Agent as secured party for filing with the Indiana Secretary of State (the “Fair Lawn Financing Statement”), a copy of which is attached to this letter as Exhibit M.

The documents listed in subparagraphs (i) through (v) above shall sometimes be referred to collectively as the “Transaction Agreements” and individually as a “Transaction Agreement.” The documents listed in subparagraphs (vi) through (xviii) above shall sometimes be referred to collectively as the “Financing Statements” and individually as a “Financing Statement.”

The opinions set forth in this letter are limited to the internal laws of the State of Indiana (without regard to its choice of law principles and laws) that are currently in effect. We express no opinion on the laws of any other jurisdiction or governmental authority or on any matters governed by such laws. Additional limitations are set forth later in this letter. The opinions set forth in this letter are matters of professional judgment and do not constitute a guarantee of results by this firm.

Based upon and subject to the foregoing and based upon and subject to the further definitions, assumptions, qualifications, limitations and exceptions set forth later in this letter, we are of the opinion that:

A. Each Indiana Party other than EBI and Fair Lawn (collectively, the “Indiana Corporations”; individually, an “Indiana Corporation”) is a corporation duly incorporated and validly existing under the laws of the State of Indiana.

B. Each of EBI and Fair Lawn (collectively, the “Indiana LPs”; individually, an “Indiana LP”) is a limited partnership duly formed and validly existing under the laws of the State of Indiana.

C. Each Indiana Corporation has the legal power, under the Indiana Business Corporation Law, to execute, deliver and perform its obligations under the Transaction Agreements to which it is a party.

D. Each Indiana LP has the legal power, under Indiana’s limited partnership act, to execute, deliver and perform its obligations under the Transaction Agreements to which it is a party.

Bank of America, N.A.

The Lenders

September 25, 2007

E. Each Indiana Party has duly authorized its execution and delivery of the Transaction Agreements to which it is a party and its performance of its obligations under such Transaction Agreements.

F. Each Indiana Party has duly executed and delivered the Transaction Agreements to which it is a party.

G. Each Indiana Corporation’s execution and delivery of the Transaction Agreements to which it is a party do not, and its performance of its obligations under such Transaction Agreements will not, (1) violate its articles of incorporation and bylaws, or (2) violate applicable provisions of Indiana statutory law or regulation.

H. Each Indiana LP’s execution and delivery of the Transaction Agreements to which it is a party do not, and its performance of its obligations under such Transaction Agreements will not, (1) violate its certificate of limited partnership and written partnership agreement, or (2) violate applicable provisions of Indiana statutory law or regulation.

I. The Parent Borrower Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Parent Borrower Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Parent Borrower that is described in the Parent Borrower Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

J. The Biologics Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Biologics Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Biologies that is described in the Biologies Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

K. The Leasing Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Leasing Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Leasing that is described in the Leasing Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

Bank of America, N.A.

The Lenders

September 25, 2007

L. The Manufacturing Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Manufacturing Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Manufacturing that is described in the Manufacturing Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

M. The Orthopedics Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Orthopedics Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Orthopedics that is described in the Orthopedics Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

N. The Travel Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Travel Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Travel that is described in the Travel Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

O. The Implant Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Implant Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Implant that is described in the Implant Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

P. The Thoramet Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Thoramet Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Thoramet that is described in the Thoramet Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

Bank of America, N.A.

The Lenders

September 25, 2007

Q. The Sports Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Sports Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Sports that is described in the Sports Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

R. The Blue Moon Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Blue Moon Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Blue Moon that is described in the Blue Moon Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

S. The EBI Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the EBI Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of EBI that is described in the EBI Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

T. The Fair Lawn Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Fair Lawn Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Fair Lawn that is described in the Fair Lawn Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

U. The Meridew Financing Statement is in proper form for filing with the Indiana Secretary of State. The due and proper filing (with all fees paid) of the Meridew Financing Statement in the office of the Indiana Secretary of State by Administrative Agent will perfect the security interest created by the Security Agreement in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) in the personal property (other than commercial tort claims that are not specifically described) of Meridew that is described in the Meridew Financing Statement, to the extent that such a security interest can be perfected, pursuant to Indiana Article 9, by filing a financing statement.

Bank of America, N.A.

The Lenders

September 25, 2007

V. Except for filings and/or recordings that may be necessary to perfect security interests and/or liens and except as contemplated by the Transaction Agreements, no authorization, consent or approval of, or declaration, filing or registration with, any Indiana state governmental authority which has not been obtained or made is required of the Indiana Parties for the execution, delivery, or performance by the Indiana Parties of any of the Transaction Agreements.

W. There are no taxes, including transfer or recording taxes (as distinguished from nominal filing and recording fees and related charges), imposed by the State of Indiana upon the recording of the Mortgage or the filing of the Financing Statements.

X. The loans, as contemplated by Section 2.01 of the ABL Credit Agreement, do not violate any usury laws of the State of Indiana.

Y. In any legal proceeding in the state of Indiana to realize upon the collateral described in the Security Agreement, the Administrative Agent may proceed in its own name without naming all of the Lenders as parties.

Z. Assuming that there is a reasonable or substantial relationship between each of the Transaction Agreements and the State of New York, in any proceedings taken for enforcement of a Transaction Agreement against an Indiana Party in the courts of the State of Indiana, the choice of New York law to govern such Transaction Agreement should be valid and binding and should be recognized and such law should be applied by a court of the State of Indiana, provided that such choice is bona fide, is not actuated by fraud, is not contrary to a fundamental policy of the State of Indiana, of New York, or of another jurisdiction whose law would be applicable in the absence of an effective choice of law provision, provided further that application of such law is subject to applicable procedural and evidentiary requirements, provided further that such law may not be recognized, upheld, applied or enforced to the extent that it deals with matters which the courts of the State of Indiana consider procedural or evidentiary in nature, or if it is a revenue, expropriatory or penal law and provided further that such law will not apply with respect to matters involving the “internal affairs” of an Indiana Party. The “reasonable relationship” requirement referred to in the third sentence of this paragraph is stated in Ind. Code § 26-1-1-105 (Section 1-105 of the State’s Uniform Commercial Code) and has been set forth in the case law. See Igleheart Bros. Inc. v. John Deere Plow Co., 51 N.E.2d 498 (Ind. Ct. App. 1943). See also Barrow v. ATCO Mfg. Co., 524 N.E.2d 1313 (Ind. Ct. App. 1988) (referring to a “substantial relationship”). However, the case law of the State of Indiana does not definitively establish criteria and guidelines for determining what constitutes a reasonable or substantial relationship. Based on our understanding that (1) the Transaction Agreements will be executed and delivered in New York, (2) the principle offices of the Administrative Agent and the majority of the Lenders are located in New York, (3) the negotiation of the Transaction Agreements took place in New York, and (4) the funding of the loans contemplated by the Transaction Agreements will take place in New York, it is our reasoned opinion that a court of the State of Indiana should conclude that a reasonable or substantial relationship between the Transaction Agreements and New York does exist.

Bank of America, N.A.

The Lenders

September 25, 2007

The opinions set forth in this letter are subject to the following definitions, assumptions, qualifications, limitations and exceptions, as well as those set forth elsewhere in this letter:

1. Each of the assumptions set forth in this letter is made (with your knowledge and consent) without verification or independent investigation.

2. As to matters of fact, we have relied upon, and assumed the accuracy of, certificates and other comparable documents of officers and representatives of the Indiana Parties and the representations and warranties set forth in the Transaction Agreements.

3. We have assumed that each Indiana Party has received, in accordance with the Transaction Agreements, all consideration contemplated by the Transaction Agreements.

4. We have assumed that each party (other than the Indiana Parties) to the Transaction Agreements (each, an “Other Party”) is duly organized and existing under the laws of the jurisdiction governing its organization, has the legal power to execute, deliver, accept delivery of, and perform its obligations under the Transaction Agreements, has duly authorized the person(s) executing, delivering and accepting delivery of the Transaction Agreements on its behalf to do so, and has duly executed and delivered the Transaction Agreements to which it is a party.

5. We have assumed that each Other Party has satisfied those requirements that are applicable to it to the extent necessary to make the Transaction Agreements to which it is a party legal, valid, binding and enforceable as to it and that each of such Transaction Agreement constitutes the legal, valid and binding obligation of such Other Party, enforceable against such Other Party in accordance with its terms.

6. We have assumed that each Other Party has complied with all legal requirements that pertain to its status as such status relates to its rights to enforce the Transaction Agreements.

7. We have assumed that each document reviewed by us is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to the authentic original, and all signatures on each such document are genuine. We have also assumed that all public records and documents reviewed or consulted by us are accurate, complete and authentic and their indexing and filing have been properly done.

8. We have assumed that there has been no mutual mistake of fact or misunderstanding, fraud, duress, undue influence, or criminal activity in connection with the Transaction Agreements.

Bank of America, N.A.

The Lenders

September 25, 2007

9. We have assumed that the conduct of the parties to the transactions contemplated by the Transaction Agreements has complied with any requirements of good faith, fair dealing and conscionability, that, in the exercise of Administrative Agent’s and Lenders’ rights and remedies, Administrative Agent and Lenders will comply with any requirements of good faith, fair dealing and conscionability, and that any secured party will proceed in accordance with Indiana Article 9.

10. We have assumed that Administrative Agent and Lenders and each person acting for Administrative Agent and/or Lenders in connection with the Transaction Agreements have acted in good faith and without notice of any defense against the enforcement of any rights created by, or adverse claim to any interest transferred or created by, the Transaction Agreements.

11. We have assumed that there are no agreements or understandings between or among any of the parties, whether written, oral or otherwise, and there is no usage of trade or course of dealings among such parties, that would, in any of those cases, define, limit, supplement, amend, modify, negate, waive or qualify the terms of any of the Transaction Agreements.

12. We have assumed that each natural person who is involved in the transactions contemplated by the Transaction Agreements has sufficient legal capacity to carry out his or her role in such transactions.

13. We have assumed that each Indiana Party has rights in all collateral referred to as its collateral in the Transaction Agreements and/or Financing Statements.

14. We have assumed that each Transaction Agreement and/or Financing Statement that purports to describe any collateral accurately describes the property, and the rights and interests in such property, intended by the parties to be described in such document.

15. We have assumed that the name of Administrative Agent, as set forth in each Financing Statement, is the exact, correct legal name of Administrative Agent.

16. We have assumed that, under the laws of the State of New York, each Transaction Agreement constitutes the legal, valid and binding obligation of each Indiana Party thereto, enforceable against such Indiana Party in accordance with its terms. Except to the limited extent set forth in paragraph Z of this letter, we express no opinion regarding the legality, validity, binding effect and/or enforceability of any Transaction Agreement.

17. We have assumed that the Security Agreement has created a valid security interest (which has attached) in the collateral of each Indiana Party that is described in the Security Agreement.

Bank of America, N.A.

The Lenders

September 25, 2007

18. The opinions set forth in paragraph A of this letter are based solely on the Certificates of Existence, dated September 20, 2007 for Meridew and September 18, 2007 for each other Indiana Party, issued by the Indiana Secretary of State.

19. For purposes of the opinions set forth in this letter and notwithstanding any contrary provision of any Transaction Agreement, no documents other than another Transaction Agreement shall be considered to have been incorporated into, and/or made a part of, such Transaction Agreement.

20. We express no opinion with respect to criminal, antitrust, trade regulation, environmental, health and safety, securities, tax (except as set forth in paragraph W of this letter), land use, subdivision, zoning, hazardous materials, healthcare, labor, employment, pension, employee benefit, insurance, banking, patent, trademark, copyright or other intellectual property laws, rules or regulations, or any matters governed by such laws, rules and regulations.

21. We have made no examination of, and express no opinion as to, title to any property described or referred to in any of the Transaction Agreements and/or Financing Statements.

22. Except as expressly set forth in paragraphs I through U of this letter, we express no opinion regarding (a) the creation, attachment, scope, perfection, duration of perfection or priority of any security interest, lien or other encumbrance created by or in connection with any of the Transaction Agreements, and/or (b) the circumstances under which another person or interest might have priority over any such security interest, lien or other encumbrance.

23. The opinions set forth in this letter are subject to the provisions and effects of bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium, arrangement, assignment for the benefit of creditors, fraudulent transfer and conveyance, and other similar laws affecting the rights and remedies of creditors generally.

24. The opinions set forth in this letter are subject to the effects of general principles of equity, whether applied in a court of law or equity. This limitation includes, but is not limited to, principles (a) governing the availability of specific performance, injunctions and other equitable remedies, (b) affording equitable defenses (e.g., waiver, laches, estoppel and unclean hands), (c) requiring good faith and fair dealing, (d) requiring reasonableness in the performance and enforcement of contracts by the party seeking to enforce the contract, (e) requiring consideration of the materiality and consequences of breaches of contracts, (f) requiring consideration of impracticability or impossibility of performance, and (g) affording defenses based on the unconscionability of the enforcing party’s conduct after the parties enter into a contract.

25. We draw your attention to the fact there are certain types of property (including, without limitation, copyrights, money, deposit accounts, motor vehicles, letter-of-credit rights and insurance contracts) in which a security interest may not be perfected by filing a financing statement with the Indiana Secretary of State. The collateral described in the Transaction Agreements and/or the Financing Statements may include certain of such property.

Bank of America, N.A.

The Lenders

September 25, 2007

26. We draw your attention to the fact there are certain types of property (including, without limitation, investment property, chattel paper, instruments and negotiable documents) in which a security interest may be perfected by more than one means. The collateral described in the Transaction Agreements and/or the Financing Statements may include certain of such property.

27. We draw your attention to the fact that Subsection 502(f) of Indiana Article 9 includes the following requirement: “Not later than thirty (30) days after the date the financing statement is filed, the secured party that files the financing statement shall furnish a copy of the financing statement to the debtor.”

28. The opinions set forth in this letter are subject to the qualifications that (a) the perfection of a security interest in proceeds (and the continuation of same) will be limited to the extent provided in Section 315 of Indiana Article 9, (b) additional filings and/or recordings may be necessary as a result of subsequent events (including, for example, an Indiana Party’s change of name or of the jurisdiction in which it is organized), and (c) perfection of any security interests pursuant to the Financing Statements is subject to the need to file appropriate continuation statements within the period of six months before (i) the five year anniversary date of the original filing and, if properly continued, (ii) each successive five year anniversary of the original filing.

29. The opinions set forth in paragraph V of this letter are limited to authorizations, consents and approvals of, and declarations, filings and registrations with, Indiana state governmental authorities in their capacities as regulatory authorities and do not encompass any such governmental authorities in any proprietary capacity or in their capacities as contracting parties.

30. We undertake no obligation to file or record any of the Transaction Agreements, any of the Financing Statements or any other documents and provide no assurance that any such filing or recording has been or will be done.

31. The opinions set forth in this letter are based on the law in effect, and the facts in existence, on the date of this letter. We express no opinions with respect to any laws that may already have been enacted but that have future effective dates. We assume no obligation to revise or supplement this letter or to notify you should the law in effect, or the facts, or both, change or should any of our assumptions prove to be incorrect.

Bank of America, N.A.

The Lenders

September 25, 2007

This letter and the opinions it contains are rendered solely to and for the benefit of Administrative Agent and Lenders and their respective successors and assigns for use only in connection with the Transaction Agreements. Accordingly, this letter and the opinions it contains may not be (a) quoted or disclosed to, or relied upon or used by, any other person, or (b) quoted from, used or relied upon by Administrative Agent and/or Lenders and their respective successors and assigns for any purpose other than that expressed above.

Very truly yours,

Sommer Barnard PC

Schedule 1

(to SB’s ABL Letter)

1.	Revolving Credit Note, dated September 25, 2007, in the amount of $19,250,000 in favor of Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

Schedule 2

(to SB’s ABL Letter)

1.	Control Agreement Concerning Deposit Accounts, dated as of September 25, 2007, executed by 1st Source Bank, Administrative Agent and Parent Borrower.

2.	Deposit Account Control Agreement (with future notification), dated as of September 25, 2007, executed by Wachovia Bank, National Association, Administrative Agent and EBI.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names.

1a ORGANIZATION’S NAME Biomet, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #. if any 197711-684

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable].

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6.

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [02] ABL

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit A (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Biomet, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46582	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee. Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME

Biomet Biologics, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS

56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 2002082600380

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC.

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6.

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [05] ABL

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit B

(to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Biomet Biologics, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46582	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME

Biomet Leasing, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS

56 East Bell Drive

CITY

Warsaw

STATE

IN

POSTAL CODE

46582

COUNTRY

USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION

Corporation

1f. JURISDICTION OF ORGANIZATION

Indiana

1g. ORGANIZATIONAL ID #, if any

1999051069

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY

Charlotte

STATE

NC

POSTAL CODE

28255

COUNTRY

USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [11] ABL

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit C

(to SB’s ABL Opinion Letter)

Debtor: Biomet Leasing, Inc. 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code: NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Biomet Manufacturing Corporation

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1999041331

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [12] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit D (to SB’s ABL Opinion Letter)

Debtor: Biomet Manufacturing Corporation 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code:NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Biomet Orthopedics, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1999041330

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N A, as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [14] ABL

FILING OFFICE COPY - UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit E (to SB’s ABL Opinion Letter)

Debtor: Biomet Orthopedics. Inc. 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code: NCI-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a ORGANIZATION’S NAME Biomet Travel, Inc.

OR

1b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46852

COUNTRY USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 2002080200115

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME

OR

2b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [16] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit F (to SB’s ABL Opinion Letter)

Debtor: Biomet Travel, Inc. 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code: NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”). LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Implant Innovations Holding Corporation

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1999081069

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6 This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8 OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA [08060261] [25] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV 05/22/02)

Exhibit G (to SB’s ABL Opinion Letter)

Debtor: Implant Innovations Holding Corporation 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code: NC1-001-15-14 Charlotte, MC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles; Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Thoramet, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46580

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1997041875

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable].

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG LIEN

NON-UCC FILING

6.

This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [31] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit H (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Thoramet, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46580	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chanel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a ORGANIZATION’S NAME Biomet Sports Medicine, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1990060936

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable].

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [15] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit I (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Biomet Sports Medicine, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46582	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Blue Moon Diagnostics, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46582

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any 1997060616

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [18] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit J (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Blue Moon Diagnostics, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46582	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME EBI, L.P.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS

100 Interpace Parkway

CITY

Parsippany

STATE

NJ

POSTAL CODE

07054

COUNTRY

USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION

Limited Partnership

1f. JURISDICTION OF ORGANIZATION

Indiana

1g. ORGANIZATIONAL ID #, if any

LP99050044

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY

Charlotte

STATE

NC

POSTAL CODE

28255

COUNTRY

USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [22] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit K (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
EBI, L.P.	Bank of America, N.A., as Administrative Agent
100 Interpace Parkway	101 N. Tryon Street
Parsippany, NJ 07054	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a ORGANIZATION’S NAME

Meridew Medical, Inc.

OR

1b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS

56 East Bell Drive

CITY

Warsaw

STATE

IN

POSTAL CODE

46580

COUNTRY

USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION

Corporation

1f. JURISDICTION OF ORGANIZATION

Indiana

1g. ORGANIZATIONAL ID #, if any

2001092400011

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent

OR

3b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY

Charlotte

STATE

NC

POSTAL CODE

28255

COUNTRY

USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable].

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [30] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Exhibit L (to SB’s ABL Opinion Letter)

Debtor:	Secured Party:
Meridew Medical, Inc.	Bank of America, N.A., as Administrative Agent
56 East Bell Drive	101 N. Tryon Street
Warsaw, IN 46580	Mail Code: NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

Exhibit M (to SB’s ABL Opinion Letter)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME Biomet Fair Lawn L.P.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 20-01 Pollitt Drive

CITY Fairlawn

STATE NJ

POSTAL CODE 07410

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Limited Partnership

1f. JURISDICTION OF ORGANIZATION Indiana

1g. ORGANIZATIONAL ID #, if any LP99050045

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF INDIANA. [08060261] [07] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Biomet Fair Lawn L.P. 20-01 Pollitt Drive Fairlawn, NJ 07410	Secured Party: Bank of America, N.A., as Administrative Agent 101 N. Tryon Street Mail Code: NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

1

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the “New York UCC.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

2

EXHIBIT H-3

FORM OF

OPINION OF RICHARDS, LAYTON & FINGER, P.A. –

DELAWARE COUNSEL TO LOAN PARTIES

RICHARDS, LAYTON & FINGER

A PROFESSIONAL ASSOCIATION

ONE RODNEY SQUARE

920 NORTH KING STREET

WILMINGTON, DELAWARE 19801

(302) 651-7700

FAX (302) 651-7701

WWW.RLF.COM

September 25, 2007

To Each of the Persons Listed

on Schedule A Attached Hereto

Re:	Biomet — UCC Opinion for ABL Loan

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware corporations listed on Schedule B attached hereto (each, a “Grantor” and, collectively, the “Grantors”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a) Each of the documents listed on Schedule C attached hereto (collectively, the “Certificates”);

(b) The Pledge and Security Agreement, dated as of September 25, 2007 (the “Agreement”), among Biomet, Inc., an Indiana corporation (the “Parent Borrower”), the Grantors and certain other subsidiaries of the Parent Borrower party thereto, as borrowers, and Bank of America, N.A., a national banking association, as administrative agent for the Secured Parties (as defined therein) (in such capacity, the “Administrative Agent”);

(c) A separate financing statement on form UCC-1 for each Grantor, naming such Grantor as debtor and the Administrative Agent as secured party, in the forms attached hereto and marked as Exhibits “A” through “M” (collectively, the “Financing Statements”), to be filed with the Secretary of State of the State of Delaware (the “Secretary of State”) (Uniform Commercial Code Section) (the “Division”); and

(d) A Good Standing Certificate for each of the Grantors, obtained from the Secretary of State.

To Each of the Persons Listed

on Schedule A Attached Hereto

September 25, 2007

Initially capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (d) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (d) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) that none of the Certificates has been amended and that no such amendment is pending or has been proposed, (ii) that each of the Grantors is organized solely under the laws of the State of Delaware, (iii) that there are no proceedings pending or contemplated for (A) the merger, consolidation, conversion, dissolution, liquidation or termination of any of the Grantors, or (B) any of the Grantors’ transfer to or domestication in any other jurisdiction, (iv) the due organization, due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (v) the legal capacity of natural persons who are signatories to the documents examined by us, (vi) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vii) the due authorization, execution and delivery by all parties thereto of all documents examined by us, and (viii) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms. We have not participated in the preparation of any offering material relating to the Grantors and assume no responsibility for the contents of any such material. In addition, we assume no responsibility for the filing of the Financing Statements with the Division or any other governmental office or agency.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws (including federal bankruptcy law) and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

To Each of the Persons Listed

on Schedule A Attached Hereto

September 25, 2007

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each of the Financing Statements is in an appropriate form for filing with the Division.

2. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the “Delaware UCC”) is applicable (without regard to conflict of laws principles), upon the filing of the Financing Statements with the Division, the Administrative Agent will have a perfected security interest in the Grantors’ rights in that portion of the Collateral in which a security interest may be perfected by the filing of a UCC financing statement with the Division (the “Filing Collateral”) and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We have assumed that (i) each of the Grantors has sufficient rights in the Collateral and has received sufficient value and consideration in connection with the security interests granted under the Agreement for the security interests of the Administrative Agent to attach, and we express no opinion as to the nature or extent of any of the Grantors’ rights in, or title to, any portion of the Collateral, and (ii) the Agreement reasonably identifies the Collateral. Accordingly, we have assumed that the security interests in the Collateral and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof have been duly created and have attached. In addition, we have assumed that none of the Collateral consists of a type of collateral described in Section 9-501(a)(l) of the Delaware UCC.

B. The opinions set forth above are limited to Article 9 of the Delaware UCC, and therefore such opinions do not address (i) laws of jurisdictions other than the State of Delaware, and of the State of Delaware except for Article 9 of the Delaware UCC, (ii) collateral of a type not subject to Article 9 of the Delaware UCC, and (iii) what law governs perfection of the security interests granted in the collateral covered by this opinion.

C. We note that further filings under the Delaware UCC may be necessary to preserve and maintain (to the extent established and perfected by the filing of the Financing Statements as described herein) the perfection of the security interests of the Administrative Agent in the Filing Collateral, including, without limitation, the following:

(i) appropriate continuation filings to be made within the period of six months prior to the expiration of five year anniversary dates from the date of the original filing of the Financing Statements;

To Each of the Persons Listed

on Schedule A Attached Hereto

September 25, 2007

(ii) filings required with respect to proceeds of collateral under Section 9-315(d) of the Delaware UCC;

(iii) filings required within four months of the change of name, identity or structure made by or with respect to any of the Grantors, to the extent set forth in Sections 9-507 and 9-508 of the Delaware UCC;

(iv) filings required within four months of a change by any of the Grantors of its location to another jurisdiction, to the extent set forth in Sections 9-301 and 9-316 of the Delaware UCC; and

(v) filings required within one year after the transfer of collateral to a person or entity that becomes a debtor and is located in another jurisdiction, to the extent set forth in Section 9-316 of the Delaware UCC.

D. We do not express any opinion as to the perfection of any security interest in any portion of the Collateral in which a security interest cannot be perfected by filing of a financing statement with the Division. In addition, no opinion is expressed herein concerning (i) any collateral other than the Filing Collateral and the proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) thereof, (ii) any portion of the Filing Collateral that constitutes a “commercial tort claim” (as defined in Section 9-102(a)(13) of the Delaware UCC), (iii) any consumer transaction, or (iv) any security interest in goods covered by a certificate of title statute. Further, we do not express any opinion as to the perfection of any security interest in proceeds (as defined in Section 9-102(a)(64) of the Delaware UCC) of the Filing Collateral, except to the extent that such proceeds consist of cash proceeds (as defined in Section 9-102(a)(9) of the Delaware UCC) that are identifiable cash proceeds (as contemplated by Sections 9-315(b) and (d) of the Delaware UCC), subject, however, to the limitations of Section 9-315 of the Delaware UCC.

E. We do not express any opinion as to the priority of any security interest.

F. We call to your attention that under the Delaware UCC, actions taken by a secured party (e.g., releasing or assigning the security interest, delivering possession of the collateral to the debtor or another person and voluntarily subordinating a security interest) may affect the validity, perfection or priority of a security interest.

To Each of the Persons Listed

on Schedule A Attached Hereto

September 25, 2007

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the Agreement. In addition, your successors and assigns may rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In connection with the foregoing, we hereby consent to your and your successors’ and assigns’ relying as to matters of Delaware law upon this opinion as of its date, subject to the understanding that the opinions herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws and rules, regulations and orders thereunder in effect as of such date. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,

WAY/SLM

Schedule A

Bank of America, N.A., as Administrative Agent

Each of the Lenders (as defined in the Credit Agreement)

LVB Acquisition, Inc.

Biomet Europe Ltd.

Biomet International Ltd.

Biomet Investment Corp.

Biomet Holdings Ltd.

ELECTRO-BIOLOGY, INC.

EBI Holdings, Inc.

EBI Medical Systems, Inc.

Biolectron, Inc.

Interpore Spine Ltd.

Cross Medical Products, Inc.

Interpore Orthopaedics, Inc.

Kirschner Medical Corporation

Schedule B

LVB Acquisition, Inc.

Biomet Europe Ltd.

Biomet International Ltd.

Biomet Investment Corp.

Biomet Holdings Ltd.

ELECTRO-BIOLOGY, INC.

EBI Holdings, Inc.

EBI Medical Systems, Inc.

Biolectron, Inc.

Interpore Spine Ltd.

Cross Medical Products, Inc.

Interpore Orthopaedics, Inc.

Kirschner Medical Corporation

Schedule C

1. The Certificate of Formation of LVB Acquisition, LLC, dated December 14, 2006, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on December 14, 2006, together with the Certificate of Conversion of LVB Acquisition, LLC to LVB Acquisition, Inc., dated as of July 18, 2007, as filed in the office of the Secretary of State on July 18, 2007, and the Certificate of Incorporation of LVB Acquisition, Inc., dated July 18, 2007, as filed in the office of the Secretary of State on July 18, 2007.

2. The Certificate of Incorporation of OEC LTD., INC., dated April 19, 1984, as filed in the office of the Secretary of State on April 19, 1984, as amended by the Certificate of Change of Location of Registered Office and/or Registered Agent of OEC LTD., INC., dated November 23, 1988, as filed in the office of the Secretary of State on November 28, 1988, as further amended by the Certificate of Change of Address of Registered Office of Corporation Serving as its own Registered Agent, dated January 7, 1992, as filed in the office of the Secretary of State on February 3, 1992, as further amended by the Certificate of Amendment of Certificate of Incorporation of OEC LTD., INC., changing its name to Biomet Europe Ltd., dated January 2, 1997, as filed in the office of the Secretary of State on January 31, 1997, as further amended by the Certificate of Ownership and Merger Merging Biomet Acquisition Corp. into Biomet Europe Ltd., dated January 1, 1998, as filed in the office of the Secretary of State on January 23, 1998, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated February 4, 1998, as filed in the office of the Secretary of State on February 6, 1998,

3. The Certificate of Incorporation of Biomet International Ltd., dated May 30, 1997, as filed in the office of the Secretary of State on May 30, 1997, as amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004.

4. The Certificate of Incorporation of Biomet Investment Corp., dated July 15, 1988, as filed in the office of the Secretary of State on July 18, 1988, as amended by the Certificate of Change of Location of Registered Office and/or Registered Agent of Biomet Investment Corp., dated January 13, 1989, as filed in the office of the Secretary of State on January 26, 1989, as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004, and as further amended by the Certificate of Amendment of Certificate of Incorporation, dated June 11, 2004, as filed in the office of the Secretary of State on June 15, 2004.

5. The Certificate of Incorporation of Biomet Holdings Ltd., dated May 21, 1997, as filed in the office of the Secretary of State on May 22, 1997, as amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004.

6. The Certificate of Incorporation of ELECTRO-BIOLOGY, INC., dated November 5, 1979, as filed in the office of the Secretary of State on November 7, 1979, as amended by the Agreement and Plan of Merger merging ELECTRO-BIOLOGY, INC., a New Jersey corporation, with and into ELECTRO-BIOLOGY, INC., a Delaware corporation, dated as of November 15, 1979, as filed in the office of the Secretary of State on December 5, 1979, as amended by the Certificate of Amendment of Certificate of Incorporation of ELECTRO-BIOLOGY, INC., dated May 24, 1983, as filed in the office of the Secretary of State on June 14, 1983, as further amended by the Certificate of Amendment of the Certificate of Incorporation of ELECTRO-BIOLOGY, INC., dated June 25, 1987, as filed in the office of the Secretary of State on June 30, 1987, as further amended by the Certificate of Merger merging Biomet Acquisition Corp. into ELECTRO-BIOLOGY, INC., dated December 23, 1987, as filed in the office of the Secretary of State on January 4, 1988, as further amended by the Certificate of Amendment of the Certificate of Incorporation of ELECTRO-BIOLOGY, INC., dated July 13, 1989, as filed in the office of the Secretary of State on July 17, 1989, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004.

7. The Certificate of Incorporation of EBI Holdings, Inc., dated June 8, 1981, as filed in the office of the Secretary of State on June 9, 1981, as amended by the Certificate of Amendment of Certificate of Incorporation of EBI Holdings, Inc., changing its name to Electro-Biology (Puerto Rico), Inc., dated February 10, 1982, as filed in the office of the Secretary of State on February 11, 1982, as further amended by the Certificate of Amendment of Certificate of Incorporation of Electro-Biology (Puerto Rico), Inc., changing its name to EBI Holdings, Inc., dated June 16, 1982, as filed in the office of the Secretary of State on June 28, 1982, as further amended by the Certificate of Designation, Preferences and Rights of Preferred Stock of EBI Holdings, Inc., dated June 16, 1982, as filed in the office of the Secretary of State on June 28, 1982, as further amended by the Certificate of Amendment of Certificate of Incorporation, dated October 1, 1992, as filed in the office of the Secretary of State on October 6, 1982, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004.

8. The Certificate of Incorporation of EBI Medical Systems, Inc., dated June 16, 1982, as filed in the office of the Secretary of State on June 18, 1982, as amended by the Certificate of Designation, Preferences and Rights of Preferred Stock of EBI Medical Systems, Inc., dated June 24, 1982, as filed in the office of the Secretary of State on June 28, 1982, as further amended by the Certificate of Amendment of Certificate of Incorporation of EBI Medical Systems, Inc., dated June 24, 1982, as filed in the office of the Secretary of State on June 28, 1982, as further amended by the Certificate of Amendment of Certificate of Incorporation, dated October 1, 1992, as filed in the office of the Secretary of State on October 6, 1982, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of April 22, 2004, as filed in the office of the Secretary of State on April 22, 2004.

9. The Certificate of Incorporation of American Medical Systems, Inc., dated January 27, 1977, as filed in the office of the Secretary of State on February 2, 1977, as amended by the Certificate of Amendment to Certificate of Incorporation of American Medical Systems, Inc., dated December 19, 1978, as filed in the office of the Secretary of State on January 18, 1979, as further amended by the Certificate of Amendment to Certificate of Incorporation of American Medical Systems, Inc., dated May 22, 1980, as filed in the office of the Secretary of State on July 9, 1980, as further amended by the Certificate of Amendment of Certificate of Incorporation of American Medical Systems, Inc., changing its name to Biolectron, Inc., dated December 20, 1982, as filed in the office of the Secretary of State on December 30, 1982, as further amended by the Certificate of Amendment to the Certificate of Incorporation of Biolectron, Inc., dated April 12, 1983, as filed in the office of the Secretary of State on April 26, 1983, as further amended by the Certificate of Amendment to the Certificate of Incorporation of Biolectron, Inc., dated September 30, 1983, as filed in the office of the Secretary of State on October 11, 1983, as further amended by the Certificate of Amendment to the Certificate of Incorporation of Biolectron, Inc., dated August 13, 1986, as filed in the office of the Secretary of State on August 15, 1986, as further amended by the Certificate of Amendment to the Certificate of Incorporation of Biolectron, Inc., dated December 11, 1987, as filed in the office of the Secretary of State on December 18, 1987, as amended by the Certificate of Merger of Biolectron Holdings, Inc. into Biolectron, Inc., dated December 28, 1988, as filed in the office of the Secretary of State on December 29, 1988, as further amended by the Certificate for Renewal and Revival of Charter, dated April 29, 1993, as filed in the office of the Secretary of State on April 29, 1993, as further amended by the Certificate of Amendment to the Incorporation of Biolectron, Inc., dated December 20, 1995, as filed in the office of the Secretary of State on December 28, 1995, as further amended and restated by the Amended and Restated Certificate of Incorporation of Biolectron, Inc., dated May 13, 1999, as filed in the office of the Secretary of State on May 14, 1999, as further amended by the Certificate of Merger of Casino, Inc. and Biolectron, Inc., dated September 25, 2000, as filed in the office of the Secretary of State on September 25, 2000, and as further amended by the Certificate for Renewal and Revival of Charter, dated September 20, 2007, as filed in the office of the Secretary of State on September 21, 2007.

10. The Certificate of Incorporation of Interpore Delaware, Inc., dated March 25, 1988, as filed in the office of the Secretary of State on March 26, 1988, as amended by the Agreement and Plan of Merger by and between Interpore Delaware, Inc. and Interpore International, changing the name of the surviving corporation to Interpore International, Inc., dated as of March 26, 1998, as filed in the office of the Secretary of State on May 6, 1998, as further amended by the Certificate of Designations of Series A Junior Participating Preferred Stock of Interpore International, Inc., dated December 3, 1998, as filed in the office of the Secretary of State on December 4, 1998, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated August 10, 1999, as filed in the office of the Secretary of State on August 18, 1999, as further amended and restated by the Certificate of Merger of Laker Acquisition Corp. 1 with and into Interpore International, Inc., changing its name to Interpore Spine Ltd., dated June 18, 2004, as filed in the office of the Secretary of State on June 18, 2004, and the Amended and Restated Certificate of Incorporation of Interpore International, Inc., changing its name to Interpore Spine Ltd., dated June 18, 2004, as filed in the office of the Secretary of State on June 18, 2004, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of July 15, 2004, as filed in the office of the Secretary of State on July 15, 2004.

11. The Certificate of Incorporation of Danninger Medical Technology, Inc., dated October 27, 1986, as filed in the office of the Secretary of State on October 29, 1986, as amended by the Certificate of Merger of Danninger Medical Technology, Inc., an Ohio corporation, with and into Danninger Medical Technology, Inc., a Delaware corporation, dated November 18, 1986, as filed in the office of the Secretary of State on December 1, 1986, as further amended by the Certificate of Ownership and Merger of Danninger Healthcare, Inc. into Danninger Medical Technology, Inc., changing the name of the surviving corporation to Cross Medical Products, Inc., dated March 21, 1997, as filed in the office of the Secretary of State on March 21, 1997, as further amended and restated by the Amended and Restated Certificate of Incorporation of Cross Medical Products, Inc., dated May 30, 1997, as filed in the office of the Secretary of State on July 22, 1997, as further amended by the Certificate of Merger of Buckeye International, Inc. with and into Cross Medical Products, Inc., dated May 6, 1998, as filed in the office of the Secretary of State on May 7, 1998, as further restated by the Second Restated Certificate of Incorporation of Cross Medical Products, Inc., dated July 31, 1998, as filed in the office of the Secretary of State on September 3, 1998, as further amended by the Certificate of Ownership and Merger Merging Cross Medical Products, Inc., an Ohio corporation, into Cross Medical Products, Inc., a Delaware corporation, dated August 28, 1998, as filed in the office of the Secretary of State on September 8, 1998, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated August 10, 1999, as filed in the office of the Secretary of State on August 18, 1999, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of July 15, 2004, as filed in the office of the Secretary of State on July 15, 2004.

12. The Certificate of Incorporation of MEDITRON CORPORATION, dated March 19, 1985, as filed in the office of the Secretary of State on March 21, 1985, as amended by the Certificate for Renewal and Revival of Charter, dated December 21, 1987, as filed in the office of the Secretary of State on December 24, 1987, as further amended by the Certificate of Merger of MDT Acquisition Corporation into MEDITRON CORPORATION, as filed in the office of the Secretary of State on November 2, 1989, as restated by the Restated Certificate of Incorporation of Meditron Corporation, dated November 2, 1989, as filed in the office of the Secretary of State on November 2, 1989, as further amended by the Certificate of Amendment of the Restated Certificate of Incorporation of Meditron Corporation, changing its name to Interpore Orthopaedics, Inc., dated February 28, 1990, as filed in the office of the Secretary of State on March 13, 1990, as further amended by the Certificate of Ownership and Merger Merging Theradent Inc., Therasonics Medical Systems, Inc., Veterinary Electronic Technologies Inc. and Cedamedics, Inc. into Interpore Orthopaedics, Inc., dated April 27, 1990, as filed in the office of the Secretary of State on May 21, 1990, as further amended by the Certificate for Renewal and Revival of Charter, dated August 9, 1991, as filed in the office of the Secretary of State on August 15, 1991, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated August 10, 1999, as filed in the office of the Secretary of State on August 18, 1999, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of July 15, 2004, as filed in the office of the Secretary of State on July 15, 2004.

13. The Certificate of Incorporation of Effner Biomet Corp., dated July 29, 1994, as filed in the office of the Secretary of State on July 29, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Effner Biomet Corp., changing its name to Kirschner Acquisition Corp. dated August 10, 1994, as filed in the office of the Secretary of State on August 10, 1994, as further amended by the Certificate of Merger Merging Kirschner Medical Corporation with and into Kirschner Acquisition Corp., changing the name of the surviving corporation to Kirschner Medical Corporation, dated November 4, 1994, as filed in the office of the Secretary of State on November 4, 1994, and as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated as of July 8, 2003, as filed in the office of the Secretary of State on July 8, 2003.

EXHIBIT “A”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a ORGANIZATION’S NAME LVB Acquisition, Inc.

OR 1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c. MAILING ADDRESS c/o Corporation Trust Center 1209 Orange Street

CITY Wilmington STATE DE POSTAL CODE 19801 COUNTRY USA

1d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 4262579 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME

OR 2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

2e TYPE OF ORGANIZATION 2f JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #. if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR 3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [01] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor:	Secured Party:
LVB Acquisition, Inc.	Bank of America, N.A., as Administrative
c/o Corporation Trust Center	Agent for the Secured Parties
1209 Orange Street	101 N. Tryon Street
Wilmington, DE 19801	Mail Code NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “B”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a ORGANIZATION’S NAME Biomet Europe Ltd.

OR 1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c MAILING ADDRESS Toermalijnring 600 3316 LC

CITY Dordrecht STATE POSTAL CODE COUNTRY Netherland

1d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2033405 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR 2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION 2f JURISDICTION OF ORGANIZATION 2g ORGANIZATIONAL ID #. if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR 3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [06] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor:	Secured Party:
Biomet Europe Ltd.	Bank of America, N.A., as Administrative
Toermalijnring 600 3316 LC	Agent for the Secured Parties
Dordrecht, Netherlands	101 N. Tryon Street
Mail Code NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”). LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “C”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME Biomet International Ltd.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS 56 East Bell Drive

CITY Warsaw

STATE IN

POSTAL CODE 46852

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2756933

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [09] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Biomet International Ltd. 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “D”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a ORGANIZATION’S NAME Biomet Investment Corp.

OR

1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c. MAILING ADDRESS 100 North Market Street, Suite 780 CITY Wilmington STATE DE POSTAL CODE 19801 COUNTRY USA

1d SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #, if any 2166828 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME OR

2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #, if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties OR

3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [10] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Biomet Investment Corp. 100 North Market Street, Suite 780 Wilmington, DE 19801	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

Exhibit “E”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a ORGANIZATION’S NAME Biomet Holdings Ltd.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c MAILING ADDRESS 56 East Bell Drive CITY Warsaw STATE IN POSTAL CODE 46582 COUNTRY USA

1d SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2753746 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME OR

2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR

2e TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties OR

3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14 CITY Charlotte STATE NC POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral: See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [08] ABL

FILING OFFICE COPY – UCC FINANCING STATEMENT (FORM UCC1) (REV 05/22/02)

Debtor: Biomet Holdings Ltd. 56 East Bell Drive Warsaw, IN 46582	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

Exhibit “F”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME ELECTRO-BIOLOGY, INC.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 6 Upper Pond Road

CITY Parsippany

STATE NJ

POSTAL CODE 07054-1079

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f. JURISDICTION OF ORGANIZATION Delaware

1g. ORGANIZATIONAL ID #, if any 0881875

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f. JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #, if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

All Debtors

Debtor 1

Debtor 2

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [20] ABL

FILING OFFICE COPY—UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor:	Secured Party:
ELECTRO-BIOLOGY, INC.	Bank of America, N.A., as Administrative
6 Upper Pond Road	Agent for the Secured Parties
Parsippany, NJ 07054-1079	101 N. Tryon Street
Mail Code NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “G”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION’S NAME EBI Holdings, Inc.

OR

1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c. MAILING ADDRESS 100 Interpace Parkway CITY Parsippany STATE NJ POSTAL CODE 07054 COUNTRY USA

1d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR 1e TYPE OF ORGANIZATION Corporation 1f JURISDICTION OF ORGANIZATION Delaware 1g ORGANIZATIONAL ID #. if any 0915976 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME OR 2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR 2e TYPE OF ORGANIZATION 2f JURISDICTION OF ORGANIZATION 2g ORGANIZATIONAL ID #. if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N. A, as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [21] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor:	Secured Party:
EBI Holdings, Inc.	Bank of America, N.A., as Administrative
100 Interpace Parkway	Agent for the Secured Parties
Parsippany, NJ 07054	101 N. Tryon Street
Mail Code NC1-001-15-14
Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “H”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a ORGANIZATION’S NAME EBI Medical Systems, Inc.

OR 1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c MAILING ADDRESS 100 Interpace Parkway CITY Parsippany STATE NJ POSTAL CODE 07054 COUNTRY USA

1d SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR 1e TYPE OF ORGANIZATION Corporation 1f JURISDICTION OF ORGANIZATION Delaware 1g ORGANIZATIONAL ID #. if any 0939574 NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name

(2a or 2b) - do not abbreviate or combine names 2a ORGANIZATION’S NAME OR 2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS ADD’L INFO RE ORGANIZATION DEBTOR 2e TYPE OF ORGANIZATION 2f JURISDICTION OF ORGANIZATION 2g ORGANIZATIONAL ID #. if any NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N A., as Administrative Agent for the Secured Parties

OR 3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14 CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [23] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor:	Secured Party:
EBI Medical Systems, Inc.	Bank of America, N.A., as Administrative
100 Interpace Parkway	Agent for the Secured Parties
Parsippany, NJ 07054	101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “I”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a ORGANIZATION’S NAME

Biolectron, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 25 Commerce Drive

CITY Allendale

STATE NJ

POSTAL CODE 07401

COUNTRY USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g. ORGANIZATIONAL ID #. if any 0834221

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g. ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [17] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Biolectron, Inc. 25 Commerce Drive Allendale, NJ 07401	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “J”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A NAME & PHONE OF CONTACT AT FILER [optional] Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME Interpore Spine Ltd.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME MIDDLE NAME SUFFIX

1c. MAILING ADDRESS 181 Technology Drive

CITY Irvine

STATE CA

POSTAL CODE 92618

COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2876628

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a ORGANIZATION’S NAME OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any

NONE

3 SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [28] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Interpore Spine Ltd. 181 Technology Drive Irvine, CA 92618	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “K”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME

Cross Medical Products, Inc.

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

1c. MAILING ADDRESS 181 Technology Drive

CITY Irvine

STATE CA

POSTAL CODE 92618

COUNTRY USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2105854

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

2c. MAILING ADDRESS

CITY

STATE

POSTAL CODE

COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME

Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME

MIDDLE NAME

SUFFIX

3c. MAILING ADDRESS

101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte

STATE NC

POSTAL CODE 28255

COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference.

5. ALTERNATIVE DESIGNATION [if applicable]:

LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors

Debtor 1

Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [19] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Cross Medical Products, Inc. 181 Technology Drive Irvine, CA 92618	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transaction, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “L”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME Interpore Orthopaedics, Inc.

OR

1b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

1c MAILING ADDRESS 181 Technology Drive CITY Irvine STATE CA POSTAL CODE 92618 COUNTRY USA

1d SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e. TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g. ORGANIZATIONAL ID #. if any 2057591

NONE

2 ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

2c MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e. TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME FIRST NAME MIDDLE NAME SUFFIX

3c MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference

5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR

CONSIGNEE/CONSIGNOR

BAILEE/BAILOR

SELLER/BUYER

AG. LIEN

NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA

TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [27] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Interpore Orthopaedics, Inc. 181 Technology Drive Irvine, CA 92618	Secured Party: Bank of America, N.A., as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT “M”

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Sakina Karkat (212) 701-3365

B. SEND ACKNOWLEDGMENT TO: (Name and Address) Sakina Karkat

Legal Assistant

Cahill Gordon & Reindel LLP

80 Pine Street

New York, NY 10005

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR’S EXACT FULL LEGAL NAME-insert only one debtor name (1a or 1b)-do not abbreviate or combine names

1a. ORGANIZATION’S NAME Kirschner Medical Corporation

OR

1b. INDIVIDUAL’S LAST NAME

FIRST NAME MIDDLE NAME SUFFIX

1c MAILING ADDRESS 100 Interpace Parkway

CITY Parsippany STATE NJ POSTAL CODE 07054 COUNTRY USA

1d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

1e TYPE OF ORGANIZATION Corporation

1f JURISDICTION OF ORGANIZATION Delaware

1g ORGANIZATIONAL ID #. if any 2422957

NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION’S NAME

OR

2b. INDIVIDUAL’S LAST NAME

FIRST NAME MIDDLE NAME SUFFIX

2c. MAILING ADDRESS

CITY STATE POSTAL CODE COUNTRY

2d. SEE INSTRUCTIONS

ADD’L INFO RE ORGANIZATION DEBTOR

2e TYPE OF ORGANIZATION

2f JURISDICTION OF ORGANIZATION

2g ORGANIZATIONAL ID #. if any

NONE

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)-insert only one secured party name (3a or 3b)

3a. ORGANIZATION’S NAME Bank of America, N.A., as Administrative Agent for the Secured Parties

OR

3b. INDIVIDUAL’S LAST NAME

FIRST NAME MIDDLE NAME SUFFIX

3c. MAILING ADDRESS 101 N. Tryon Street, Mail Code NC1-001-15-14

CITY Charlotte STATE NC POSTAL CODE 28255 COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

See Attachment A attached hereto and incorporated herein by reference. 5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYER AG. LIEN NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7 Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]

All Debtors Debtor 1 Debtor 2

8. OPTIONAL FILER REFERENCE DATA TO BE FILED WITH SECRETARY OF STATE OF DELAWARE. [08060261] [29] ABL

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Debtor: Kirschner Medical Corporation 100 Interpace Parkway Parsippany, NJ 07054	Secured Party: Bank of America, N.A, as Administrative Agent for the Secured Parties 101 N. Tryon Street Mail Code NC1-001-15-14 Charlotte, NC 28255

ATTACHMENT A TO UCC FINANCING STATEMENT

The collateral covered by this financing statement is all of the Debtor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (the “Collateral”):

(i) all Accounts;

(ii) all Deposit Accounts;

(iii) all Inventory;

(iv) to the extent evidencing, governing, securing or otherwise related to the items referred to in the foregoing, General Intangibles, Chattel Paper and Instruments;

(v) all books and records pertaining to the Collateral (whether in printed form or stored electronically); and

(vi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Unless otherwise defined herein or in the Credit Agreement, the following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

“Account Debtor” means any Person who is or who may become obligated to Debtor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., the Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof, acting in the capacity of collateral agent thereunder.

“Cash Management Bank” has the meaning specified in the Credit Agreement.

“Chattel Paper” has the meaning specified in Article 9 of the New York UCC.

1

“Credit Agreement” means that certain Credit Agreement dated as of September 25, 2007 (as amended, supplemented or otherwise modified from time to time), among Biomet, Inc., an Indiana corporation (the “Biomet”), LVB Acquisition, Inc., a Delaware corporation, the Debtor and certain other subsidiaries of Biomet party thereto as “Subsidiary Borrowers”, the lending institutions from time to time party thereto, the Administrative Agent and the other agents from time to time party thereto.

“Deposit Account” has the meaning specified in Article 9 of the New York UCC.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hedge Bank” has the meaning specified in the Credit Agreement.

“Instruments” has the meaning specified in Article 9 of the New York UCC.

“Inventory” has the meaning specified in Article 9 of the New York UCC.

“Lenders” means each lender from time to time party to the Credit Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Proceeds” has the meaning specified in Article 9 of the New York UCC.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Hedge Bank, each Cash Management Bank and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02 of the Credit Agreement.

2

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

3

EXHIBIT H-4

FORM OF

OPINION OF EDWARDS ANGELL PALMER & DODGE LLP –

FLORIDA COUNSEL TO LOAN PARTIES

EDWARDS ANGELL PALMER&DODGE LLP

One North Clematis Street / Suite 400    West Palm Beach, FL 33401    561.833.7700    fax 561.655.8719    eapdlaw.com

September 25, 2007

ABL

BANK OF AMERICA, N.A., as Administrative Agent

and

The Lenders Party to the Credit Agreement Referred to Below and the Initial Purchasers listed in Schedule A to the Purchase Agreement

c/o Banc of America Securities, LLC

9 West 57th Street

New York, NY 10019

Re:	$350,000,000 Loan (the “Loan”) made by Lenders to Biomet, Inc., an Indiana corporation (“Borrower”) and Biomet, Inc. $718,758,000 (10%) Senior Notes Due 2017, $688,758,000 (10-3/8%)/(11-1/8%) Senior Toggle Notes Due 2017 and $940,698,000 (11-5/8%) Senior Subordinated Notes Due 2017 (collectively, the “Notes”)

Ladies and Gentlemen:

We have acted as special counsel in the State of Florida (the “State‘) to Borrower and to Biomet 3i, Inc., a Florida corporation formerly known as Implant Innovations, Inc. (“3i‘), Biomet Microfixation, Inc., a Florida corporation formerly known as Walter Lorenz Surgical, Inc. (“Microfix”), and Florida Services Corporation (“FSC”), a Florida corporation (3i, Microfix and FSC are herein a “Subsidiary” or the “Subsidiaries”), in connection with the Loan and the execution and delivery today of and the consummation of the transactions contemplated by (i) that certain Credit Agreement dated as of the date hereof (the “Credit Agreement”) by and between, inter alia, Borrower, the Subsidiaries, LVB Acquisition, Inc., a Delaware corporation (“LVB”), Bank of America, N.A., as Administrative Agent (“Agent”) and, as defined therein, the Lenders and (ii) that certain Purchase Agreement dated as of the date hereof by and between LVB Acquisition Merger Sub, Inc. and the Initial Purchasers listed in Schedule A thereto (the “Purchase Agreement”). Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Credit Agreement and the Purchase Agreement. In the foregoing capacity and in rendering the opinions hereinafter set forth, we have reviewed final forms of the following documents, each of which is dated as of the date of this letter unless otherwise indicated:

(a)	an executed copy of the Purchase Agreement

(b)	the Preliminary Offering Memorandum and the Pricing Supplement;

(c)	the Final Offering Memorandum;

(d)	a facsimile copy of each of the Notes, in each case, in global form as executed by the Company and authenticated by the Trustee;

(e)	an executed copy of each of the Indentures;

BOSTON | FT. LAUDERDALE | HARTFORD | NEW YORK | PROVIDENCE | SHORT HILLS | STAMFORD | WEST PALM BEACH | WILMINGTON | LONDON

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

(f)	an executed copy of the Joinder Agreement;

(g)	an executed copy of the registration rights agreement dated September 25, 2007 (the “Registration Rights Agreement”);

(h)	the Credit Agreement;

(i)	a Guaranty (ABL) by, inter alia, the Subsidiaries in favor of Agent (a “Guaranty” or the “Guaranties”);

(j)	a Mortgage, Assignment of Leases and Rents, Security Agreements and Financing Statement (the “Mortgage”) made by 3i in favor of Agent and securing the Real Property for the payment of the Loan; and

(k)	UCC-1 Financing Statement (the “Fixture Financing Statement”) made by Biomet 3i, Inc., as debtor, in favor of Agent, as secured party, with respect to Fixtures.

The instruments described in items (h) through (k) above are hereinafter collectively referred to as the “Loan Documents.” The Purchase Agreement, Notes, Indentures, Joinder Agreement, Registration Rights Agreement and the Loan Documents are herein, collectively, the “Documents”.

As used in this opinion: “Collateral” shall mean the Real Property and Fixtures; “Florida UCC” shall mean Articles 8 & 9 of the Uniform Commercial Code as in effect in the State as of the date hereof; “Real Property” shall mean that real property located in Palm Beach County, Florida, and more particularly described on Exhibit A attached hereto.

In rendering our opinions set forth herein, we have reviewed, examined and relied upon originals or copies of the following certificates of public officials, corporate documents and other items relating to Borrower:

(1)	Articles of Incorporation for each Subsidiary;

(2)	The By-laws of each Subsidiary;

(3)	Consents and resolutions of the Board of Directors for each Subsidiary authorizing the execution and delivery of the Documents and, further, authorizing the actions required to be taken and the execution and delivery of the other documents, agreements and items required to be executed and delivered in connection with the Documents and, further, authorizing the performance by each Subsidiary of its obligations thereunder;

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

(4)	A Certificate of Existence and Good Standing (a “Good Standing Certificate” and the “Good Standing Certificates”) issued by the State of Florida, Secretary of State for each Subsidiary and dated September 20, 2007, as to 3i, September 20, 2007, as to Microfix and September 20, 2007, as to FSC; and

(5)	A Certification of each Subsidiary dated as of the date hereof (a “Certification” and the “Certifications”) in the form attached hereto as Exhibit B and pertaining to certain factual matters and provided to us by each Subsidiary in connection with our delivery of this opinion.

The instruments described in items (1) through (5) above are hereinafter collectively referred to as the “Authority Documents.”

As to all questions of fact material to this opinion that have not been independently established, we have relied upon the representations and warranties of Borrower and the Subsidiaries and all other parties, except for Agent, Lenders and the Initial Purchasers, contained in the Documents and the Certifications; however, to our knowledge, none of such representations and warranties are inaccurate. For the purpose of rendering the opinions set forth herein, we have examined such questions of law as we have deemed appropriate. Except for the Documents, the Authority Documents, the Good Standing Certificates and the Certifications, we have not reviewed any other documents, conducted any other examination of any public records or made any independent investigation of the relevant facts for purposes of rendering the opinions set forth herein, and such opinions are limited accordingly. We understand that the Loan Documents do not constitute all of the documents related to the Loan; however, the opinions expressed herein relate solely to those of the Loan Documents or portions thereof that are governed by the laws of the State and not to any of (i) the Loan Documents that are governed by the laws of any jurisdiction other than the State or U.S. federal laws, or (ii) the other documents, agreements or instruments referred to in or incorporated by reference into any of the Loan Documents. As used in the preceding sentences and throughout this opinion, the phrase “to our knowledge” and phrases of similar import and expression mean the actual knowledge held by the Edwards Angell Palmer & Dodge LLP attorneys who have had significant involvement in the transactions contemplated by the Documents or have participated in the review, negotiation or drafting of the Documents or this opinion letter, which would result in current actual knowledge of the existence of such facts and circumstances. Further, this opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein or of the documents referred to herein.

In rendering our opinions listed below, we have assumed with your consent the following:

A. (i) the genuineness of all signatures other than the signatures of Borrower and the Subsidiaries, (ii) the authenticity and completeness of all documents submitted to us as originals, (iii) the conformity to authentic, complete original documents of all documents submitted to us as certified, conformed, telecopied or photocopied copies, (iv) the validity of all applicable statutes, ordinances, rules and regulations, (v) the legal capacity and competence of natural persons, and (vi) the proper filing, indexing and accuracy of all public records and documents;

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

B. that Borrower and each Subsidiary received adequate consideration and value for the obligations incurred (and the security interests granted) thereby pursuant to the Loan Documents to which they are a party;

C. the completeness and accuracy of all public records, registers and indices associated with, as applicable, the Collateral and of all certificates and other information provided to us by governmental officials;

D. that each of the Loan Documents to which they are a party constitutes a legal, valid and binding obligation of, respectively, Agent and Lenders, enforceable against, respectively, Agent and Lenders in accordance with their terms;

E. that the address listed for Agent as the “Secured Party” in the Financing Statements is the actual address of Agent from which information concerning the security interests sought to be perfected thereunder may be obtained; and

F. that, as applicable, each Subsidiary has an ownership interest in and to the Collateral against which it is pledging a security interest within the Loan Documents.

Our opinions expressed below are subject to the further qualifications that:

a. we are members of the Bar of the State and do not herein express any opinion as to matters governed by the laws of any jurisdiction other than (i) the internal laws of the State (without reference to the choice-of-law or conflict-of-law provisions, principles or decisions under Florida law) and (ii) U.S. federal law. Except as set forth in the foregoing sentence, we have assumed compliance with all other laws, including, without limitation, foreign and other states’ laws;

b. we understand that with respect to ownership and description of the Collateral and other title related matters, you will be relying on a title insurance commitment and a title insurance policy issued in connection with the Loan and the Mortgage. Except as expressly set forth herein, we have not made any investigation of and do not express an opinion as to any matters of title to or the descriptions of any property (whether real, personal or mixed) or as to rank or priority of liens, where perfection is by filing. Further, this opinion explicitly excludes any State or local zoning, land use or subdivision law, ordinance or regulation, any fire, safety or building code, any local ordinance or regulation pertaining to the operation of business enterprises or any other local statutory or regulatory law generally applicable to the use or occupancy of real property, as to which we render no opinion;

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

c. when used in the opinions below, the phrase “conflict with” shall comprehend obligations or options to take action under the Documents that, if performed today, would constitute a breach or default under, or result in the creation or imposition of a lien on any Collateral or result in a requirement for mandatory prepayment or entitle a party to accelerate debt or purchase of debt or in a resetting of interest rates pursuant to the Credit Agreement;

d. all opinions contained herein that agreements or other documents are enforceable are, in each case, subject to the qualifications that (a) enforcement of the rights and remedies of Agent, the Lenders or the Initial Purchasers or such other party seeking enforcement is subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, marshalling or transfer or similar laws of general application affecting the rights and remedies of creditors and secured parties (and to the possible judicial application of foreign laws or governmental action affecting the rights of creditors and secured parties generally) and applicable law on the availability of ex parte remedies and other self-help or non-judicial relief; and (b) the availability of the equitable remedies, including, without limitation the remedies of specific enforcement or injunctive relief is subject to the general concepts of good faith, fair dealing, materiality and reasonableness and the general principles of equity, equitable defenses and the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is considered in proceeding at law or in equity) and thus, no opinion is given herein as to the availability of specific or equitable relief of any kind. In addition, our opinion as to enforceability of any documents is subject to the qualification that while certain provisions contained therein may not be enforceable (subject to the limitation set forth in the foregoing clauses (a) and (b) of the first sentence of this paragraph), such unenforceability will not render such documents invalid as a whole or substantially interfere with the practical realization of the substantive rights, benefits and/or security to be provided thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such realization;

e. we render no opinion as to whether all or any part of the transactions contemplated by the Documents are or are not a fraudulent conveyance or fraudulent transfer nor do we render any opinion on any fraudulent conveyance, fraudulent transfer, or similar statutes or any comparable provisions in the laws of the States and in the US Bankruptcy Code (including, without limitation, sections 544, 547 and 548 thereof);

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

f. we express no opinion as to the creation, perfection or enforceability of security interests in licenses, permits, authorizations or other approvals granted or received from any governmental entities;

g. certain provisions of the Loan Documents may not be enforceable but inclusion of such provisions does not affect the validity thereof as a whole, and the Loan Documents contain legally adequate and enforceable provisions sufficient for the practical realization of the substantive rights and benefits purported to be provided thereby including, inter alia, the right to judicial power of sale or foreclosure under the Mortgage, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such realization;

h. the enforcement of any of the rights of Agent, Lenders or the Initial Purchasers may in all cases be subject to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any of the rights of Lender with respect to the Collateral, will be subject to a duty to act in a commercially reasonable manner;

i. no opinion is given herein as to the enforceability of any particular provision of the Loan Documents relating to (i) waivers of defenses, of rights to trial by jury, of rights to object to jurisdiction or venue and other rights or benefits bestowed by operation of law, (ii) waivers of any constitutional rights or remedies, (iii) the grant of powers of attorney to Lender, (iv) exculpation clauses and clauses relating, to releases or waivers of unmatured claims or rights, (v) cumulative remedies to the extent such cumulative remedies purport to compensate, or would have the effect of compensating, the party entitled to the benefits thereof in an amount in excess of the actual loss suffered by such party, (vi) forum selection, consent to jurisdiction or waiver of jury trial, or (vii) the collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue obligations;

j. there may exist certain limitations, resulting from the operation of Section 9-315 of the Florida UCC, as applicable, on the perfection of the security interests in proceeds;

k. under the Florida UCC, as applicable, a perfected security interest may become unperfected with respect to certain collateral as a result of certain events, which include without limitation the change of name, identity or structure of the debtor;

l. the enforceability of indemnification provisions in the Loan Documents may be limited by laws rendering unenforceable (i) indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances;

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

m. the enforceability of provisions in the Loan Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances;

n. our opinions in paragraphs 1-6 below are based solely and exclusively on our review of the Authority Documents, the Good Standing Certificates and the Certifications and

o. we wish to point out that the acquisition by Borrower after the date hereof of an interest in property that becomes subject to the lien and security interest of the Mortgage may constitute a voidable preference under Section 547 of the Federal Bankruptcy Code.

Based on the foregoing and subject to the qualifications, exceptions and assumptions herein contained, we are of the opinion that:

1. Each Subsidiary is a corporation, duly incorporated, validly existing and in good standing under the laws of the State.

2. Each Subsidiary has the requisite corporate power and authority to (i) conduct the business in which it is engaged, (ii) execute and deliver the Documents to which it is a party, and (iii) perform its respective obligations under such of the Documents.

3. The execution and delivery by each Subsidiary of the Documents to which it is a party and the performance by each Subsidiary of the transactions contemplated thereby to be performed by it have been duly authorized by all necessary corporate action.

4. The Documents to which each Subsidiary is a party have been duly executed and delivered by each such Subsidiary and constitute the valid and legally binding obligations of each such Subsidiary, enforceable thereagainst in accordance with their respective terms.

5. The execution and delivery by each Subsidiary of the Documents to which it is a party, the consummation of the transactions contemplated thereby and compliance by each such Subsidiary with any of the provisions thereof, will not conflict with, result in a breach of, constitute a default under or violate (i) any provisions of each such Subsidiary’s articles of incorporation or by-laws, (ii) any Florida statute or regulation or provision of the Florida UCC applicable to such Subsidiary, in each case, which in our experience is generally applicable to transactions in the nature of those contemplated by the Documents, or (iii) to our knowledge, any judgment, writ, injunction, decree, order or ruling of any court or governmental authority which names such Subsidiary and is specifically directed to it or its property. We do not herein express any opinion in this paragraph as to compliance with securities or “Blue Sky” laws or as to compliance with antifraud provisions of any securities or “Blue Sky” laws, be they federal, State or of other states or jurisdictions.

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

6. Except for the recordation of the Mortgage and the filing of the Financing Statements, which is described hereinbelow and which is necessary to perfect the security interests granted therein against, as applicable, the Collateral, no consent, approval, waiver, license, authorization or other action by or filing with any State or United States federal authority is required in connection with the execution and delivery by the Subsidiaries of the Documents to which they are, respectively, a party or the consummation and performance by the Subsidiaries of the transactions contemplated thereby, the obligations thereunder and the compliance with any of the provisions thereof.

7. The Mortgage is the valid and binding obligation of 3i and is enforceable thereagainst in accordance with its respective terms. The Mortgage creates for the benefit of Agent a valid mortgage lien in the Real Property and the Loan is entitled to the benefits and security of the Mortgage. The Credit Agreement and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Real Property of the benefits of the security, including realization by judicial foreclosure.

8. The Mortgage is in proper form for recording and, when properly recorded and indexed in the office of the Clerk of Palm Beach County, Florida, will constitute a valid, perfected lien on the Real Property.

9. The priority of the mortgage lien on the Real Property created by the Mortgage with respect to any extension of credit or other amount (each, a “Future Advance”) secured thereby made or deemed to have been made after the date of recording of the Mortgage will be the same as the priority of the Mortgage applicable on such date of recording and such priority will not be affected by the rights in and to the Real Property of any third party whose interest in the Real Property attached thereto after the date of such recording but prior to the date of such Future Advance.

10. The Mortgage and the Security Agreement to which 3i is a party create in favor of Agent a security interest in the Collateral of 3i and secure for the benefit of Agent as collateral for the obligations of 3i in connection with the Loan.

11. Upon the filing of the Fixture Financing Statement with the Clerk of the Circuit Court of Palm Beach County, Florida, Agent will have a perfected security interest in the Fixtures.

12. The recording taxes, documentary stamp taxes or note or intangible taxes due and payable in connection with the subject transaction or the recording of the Documents or the creation of the indebtedness evidenced or secured by any of the Documents are as follows: Florida Documentary Stamp Taxes in the amount of $76,998.25; and Florida Non-Recurring Intangible Taxes in the amount of $43,999.00. The foregoing amounts are due upon execution and delivery of the Credit Agreement and the Mortgage by and from 3i to Agent. A failure to pay such taxes in full or in part could result in the imposition of a penalty or interest on any unpaid taxes against Agent or the Lenders or could otherwise prohibit, delay or limit the enforcement of the Documents.

EDWARDS ANGELL PALMER&DODGE LLP

Letter to Bank of America, N.A., as Administrative Agent

September 25, 2007

13. Neither Agent nor the Lenders are required to be qualified to do business or file any designation for service of process or file any reports or pay any taxes in, or comply with any statutory or regulatory requirement of the State or have any office or property in the State solely by reason of their respective execution and delivery of the Loan Documents, to which they are, respectively, a party, or by reason of the participation in any of the transactions under or contemplated by the Loan Documents, including, without limitation, the extension of any credit contemplated thereby, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder or pursuant thereto.

14. The Credit Agreement is not usurious on its face, and the Loan will not violate applicable Florida usury laws provided the Lender does not charge or collect interest on the Loan (taking into account as interest all charges, however labeled, that are charges for the use of money) at an effective rate in excess of twenty-five percent (25%) per annum, simple interest calculated on the basis of a year of 365 days (or 366 days, if applicable).

This opinion letter is rendered for the sole benefit of Agent, the Lenders and the Initial Purchasers, and no other person or entity is entitled to rely hereon, except for any successors and assigns of Agent, the Lenders and the Initial Purchasers and their legal counsel in connection with the making and securitization of the Loan and in connection with the offering of the Notes. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available to any other person or entity, except to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be disclosed as provided herein, or except to any party in connection with the securitization of the Loan, or as otherwise required by law. The opinions expressed in this letter are rendered as of the date hereof. We express no opinion as to circumstances or events that may occur subsequent to such date and maintain no obligation to update the opinions provided herein as a result of changes to facts or laws related hereto.

Respectfully submitted,

Exhibit A

Legal Description of the Real Property

Lots 6 and 7 of SOUTH PARK CENTER, according to the Plat thereof as recorded in Plat Book 67, Page(s) 87, of the Public Records of Palm Beach County, Florida.

and

Lot 9 of SOUTH PARK CENTER, according to the Plat thereof as recorded in Plat Book 67, Page(s) 87, of the Public Records of Palm Beach County, Florida.

and

Lots 10 and 11 of SOUTH PARK CENTER, according to the Plat thereof as recorded in Plat Book 67, Page(s) 87, of the Public Records of Palm Beach County, Florida.

Exhibit B

Certification of 3i, Microfix and FSC

The undersigned have reviewed the opinion letter to which this Certification is attached, and hereby certify to Edwards Angell Palmer & Dodge LLP that the factual information contained therein is true and correct.

Dated as of September 25, 2007:

Biomet 3, Inc.

By:

Print Name:	J. Pat Richardson

Its:	Treasurer

Microfixation, Inc.

By:

Print Name:	J. Pat Richardson

Its:	Treasurer

Florida Services Corporation

By:

Print Name:	J. Pat Richardson

Its:	Treasurer